                                                                 EXHIBIT 10.11



                                US$149,100,000


                             FINANCING AGREEMENT


                        DATED AS OF OCTOBER 25, 1999,


                           AS AMENDED JUNE 23, 2000


                 AND AMENDED AND RESTATED AS OF JUNE 11, 2001


                                 BY AND AMONG


                                 IMPSAT S.A.


                                 AS BORROWER,


                           NORTEL NETWORKS LIMITED,


                           AS ADMINISTRATIVE AGENT,


                            BANKERS TRUST COMPANY,


                             AS COLLATERAL AGENT


                                     AND


                  THE LENDERS PARTY HERETO FROM TIME TO TIME


                                  AS LENDERS

                             FINANCING AGREEMENT



THIS FINANCING AGREEMENT, dated as of October 25, 1999, as amended June 23, 2000 and amended and restated as of June 11, 2001 (this "AGREEMENT"), by and among IMPSAT S.A., a corporation (sociedad anonima) organized pursuant to the laws of the Republic of Argentina (the "BORROWER"); NORTEL NETWORKS LIMITED (formerly known as Nortel Networks Corporation) ("NORTEL"), a corporation organized pursuant to the laws of the Province of Ontario, Canada, as administrative agent (the "ADMINISTRATIVE AGENT"); BANKERS TRUST COMPANY, a New York banking corporation, as collateral agent (the "COLLATERAL AGENT"); and the several lenders party hereto from time to time, as lenders (together with Nortel, the "LENDERS").


                             W I T N E S S E T H:


        WHEREAS, (i) the Borrower, Nortel Networks de Argentina S.A. ("NORTEL ARGENTINA") and Nortel have entered into a Turnkey Project Agreement dated as of September 6, 1999 (as amended from time to time, the "TURNKEY CONTRACT") and (ii) the Borrower, Nortel Argentina, Nortel and certain Affiliates of Nortel and the Borrower have entered into a Supply Contract dated as of November 5, 1999 (as amended from time to time, the "SUPPLY AGREEMENT") (the Turnkey Contract and the Supply Agreement, collectively, the "NORTEL CONTRACTS") pursuant to which the Borrower will purchase telecommunications equipment and/or services manufactured or supplied by Nortel or its Affiliates related to the design, procurement, installation, commissioning, and operation of a broadband telecommunications network in Argentina (the "PROJECT");

        WHEREAS, the Borrower has requested that the Lenders make available to the Borrower under the terms and conditions hereof a credit facility in a principal amount not to exceed one hundred forty nine million one hundred thousand Dollars (US$149,100,000) to finance the purchase of products and services under the Turnkey Contract and the Supply Agreement;

        WHEREAS, the Borrower is a Subsidiary of IMPSAT Fiber Networks, Inc. (formerly known as IMPSAT Corporation), a corporation organized pursuant to the laws of the State of Delaware, U.S.A. ("IMPSAT");

        WHEREAS, as a material inducement to the Lenders to extend the credit under this Agreement, IMPSAT has agreed to guarantee the obligations of the Borrower to the Lenders under this Agreement and to make certain agreed equity contributions to the Borrower;

        WHEREAS, Nortel has entered into a financing agreement dated as of October 25, 1999, as amended and restated from time to time (the "NORTEL BRAZIL FINANCING AGREEMENT") with the Borrower's Affiliate, IMPSAT Comunicacoes Ltda., a company organized pursuant to the laws of Brazil ("IMPSAT BRAZIL"), to finance the purchase of products and services under the Supply

Agreement and under the Turnkey Project Agreement dated September 6, 1999 among IMPSAT Brazil, Nortel and Northern Telecom do Brasil Comercio e Servicos Ltda. ("NORTEL BRAZIL") (such Turnkey Project Agreement, as amended from time to time, the "BRAZIL TURNKEY Contract") and together with the Supply Agreement, the "BRAZIL NORTEL CONTRACTS");

        WHEREAS, the Lenders are willing to provide the credit facility requested by the Borrower upon the terms and subject to the conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:


                           SECTION 1. DEFINITIONS.


SECTION 1.1    DEFINED TERMS.

        The following capitalized terms shall have the meanings set forth in this Section 1.1 when used in this Agreement, including its preamble and recitals:

        "ADDITIONS TO DEFERRED REVENUES" for any period means the additions to Deferred Revenues during such period.

        "ADJUSTED EBITDA" for any period means the sum of the Borrower's (i) Annualized EBITDA for such period, plus (ii) Additions to Deferred Revenues for such period, minus (iii) Revenue Recognition from IRUs and Long Term Leases for such period.

        "AFFILIATE" means, as to any Person, any other Person Controlled by, Controlling, or under common Control with, such Person.

        "AGENTS" means the Administrative Agent and the Collateral Agent.

        "ALTERNATIVE PREPAYMENT QUOTIENT" means, as of any date of determination, the quotient Q resulting from the following calculation:

                             Q  =        __       A ____
                                   -------------------------
                                   A + B + C + D + E + F + G
where
            A is the lesser of (i) one hundred forty nine million one hundred thousand Dollars (US$149,100,000) and (ii) the sum of all outstanding Loans and the Commitment Amount,

            B is the lesser of (i) one hundred forty eight million three hundred thousand Dollars (US$148,300,000) and (ii) the sum of all outstanding Loans and the Commitment Amount (as those terms are defined in the Nortel Brazil Financing Agreement),



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
            C is the lesser of (i) twenty seven million Dollars
            (US$27,000,000) and (ii) the sum of all outstanding loans and the commitment amount under the Lucent Argentina Financing Agreements,

            D is the lesser of (i) twenty two million Dollars (US$22,000,000) and (ii) the sum of all outstanding loans and the commitment amount under the Lucent Brazil Financing Agreement,

            E is the lesser of (i) five million Dollars (US$5,000,000) and
            (ii) the sum of all outstanding loans and the commitment amount under the Lucent Colombia Financing Agreement,

            F is the lesser of (i) three million Dollars (US$3,000,000) and
            (ii) the sum of all outstanding loans and the commitment amount under the Lucent U.S. Financing Agreement, and

            G is the lesser of (i) four million Dollars (US$4,000,000) and
            (ii) the sum of all outstanding loans and the commitment amount under the Lucent Venezuela Financing Agreement,

in each case, calculated immediately prior to the Prepayment for which Q is being determined.

        "ANNUALIZED EBITDA" (i) for any period of four (4) consecutive calendar quarters ending on or prior to June 30, 2001 means the Borrower's EBITDA for such period and (ii) for any period of four (4) consecutive calendar quarters ending after June 30, 2001, the Borrower's EBITDA for the most recently ended two (2) consecutive calendar quarters of such period, multiplied by two (2).

        "APPLICABLE LAW" means any statute, law, regulation, ordinance, rule, judgment, writ, rule of common law, common law duty, code, order, decree, governmental approval, administrative order, directed duty, request, license, authorization, permit, approval, concession, grant, franchise, directive, guideline, policy, requirement, or other governmental restriction, or any similar form of decision of, determination by, agreement with, or requirements of (or any interpretation or administration of any of the foregoing by) any Governmental Authority, whether in effect as of the date hereof or thereafter (including any Environmental Laws).

        "APPLICABLE PERMITS" means the Applicable Permits as defined in the Turnkey Contract.

        "ARGENTINA" means the Republic of Argentina.

        "ARGENTINE GAAP" means generally accepted accounting principles in Argentina as established from time to time by the Consejo Profesional de Ciencias Economicas.



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


        "ASSIGNMENT AND ASSUMPTION AGREEMENT" means an assignment and assumption agreement between a Lender and an Eligible Assignee, and accepted by the Administrative Agent, substantially in the form of Exhibit A.

        "AUTHORIZED OFFICER" means, with respect to any Person, each of the following officers of such Person: (a) the Chief Executive Officer; (b) the Chief Operating Officer; or (c) the Chief Financial Officer.

        "BORROWER BUSINESS PLAN" means the 10-year consolidated Business Plan of the Borrower dated as of January 25, 2001, and not including any subsequent amendments, supplements or replacements thereof.

        "BORROWER CAPITAL MARKETS TRANSACTION" means any public offering or private placement of debt securities of the Borrower or an Affiliate thereof other than IMPSAT or IMPSAT Brazil; provided, that any such offering of debt securities of an Affiliate of the Borrower shall be deemed to be a Borrower Capital Markets Transaction only in the event that the Net Proceeds thereof are distributed to or at the order of the Borrower for use by the Borrower or its Subsidiaries.


        "BORROWER'S ADJUSTED EXCESS CASH FLOW" means, for any fiscal year of the Borrower, fifty percent (50%) of the Borrower's Excess Cash Flow, if any, for such fiscal year, minus the aggregate principal amount of the Loans prepaid during such fiscal year pursuant to Sections 3.2(a)(5), 3.2(a)(6) or 3.2(b).

        "BORROWER'S NET DEBT" means, on any date, (a) the Borrower's Total Debt outstanding on such date; minus (b) the amount of the Borrower's Quasi Equity outstanding on such date; minus (c) the aggregate amount of cash and Temporary Cash Investments of the Borrower and its Subsidiaries that are subject to a Lien in favor of the Lenders pursuant to the Security Documents.

        "BRAZIL" means the Federative Republic of Brazil.

        "BRAZIL AGREEMENTS" means, collectively, the Financing Documents as defined in the Nortel Brazil Financing Agreement and the Brazil Nortel Contracts.

        "BRAZIL EQUIPMENT PLEDGE AGREEMENT" means the Equipment Pledge Agreement as defined in the Nortel Brazil Financing Agreement.

        "BRAZIL GUARANTEE" means the IMPSAT Guarantee as defined in the Nortel Brazil Financing Agreement.

        "BRAZIL MORTGAGE DEEDS" means the Mortgage Deeds as defined in the Nortel Brazil Financing Agreement.



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


        "BRAZIL PLEDGED SHAREHOLDER NOTE" means a Pledged Shareholder Note as defined in the Nortel Brazil Financing Agreement.

        "BRITISH TELECOM" means British Telecommunications plc, a corporation organized pursuant to the laws of the United Kingdom.

        "BUSINESS DAY" means a day other than a Saturday, Sunday, or any other day on which commercial banks in New York City, United States of America, and the City of Buenos Aires, Argentina are authorized or required by Applicable Law to close.

        "BUSINESS PLANS" means, collectively, the Borrower Business Plan and the IMPSAT Business Plan.

        "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other Applicable Law, whether or not having the force of law, in each case of general applicability regarding capital adequacy of banks and branches thereof or corporations controlling banks.

        "CAPITAL EXPENDITURES" means, with respect to any Person for any period, the additions to property, plant and equipment and other capital expenditures of such Person and its Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of such Person and its Subsidiaries for such period.

        "CAPITAL STOCK" means, with respect to any Person, all shares, interests, rights to purchase, warrants, options, or other equivalents of or interests in the common or preferred equity of such Person.

        "CENTRAL BANK" means the Banco Central de la Republica Argentina.

        "CHANGE OF CONTROL" means an event or circumstance as a result of which: (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Stock representing more than thirty percent (30%) of the total voting power of the Voting Stock of IMPSAT on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the Voting Stock of IMPSAT, on a fully diluted basis, than is held by the Existing Stockholders on such date; (ii) individuals who on the date hereof constitute the board of directors of IMPSAT (together with any new directors whose election by the board of directors or whose nomination for election by IMPSAT's stockholders was approved by a vote of at least two-thirds of the members of the board of directors of IMPSAT then in office who either were members of the board of directors of IMPSAT on the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the board of directors of IMPSAT then in office; (iii) IMPSAT is the "beneficial owner" of less than fifty percent (50%) of the Voting Stock of the Borrower; or (iv) any of the Indebtedness outstanding under any of the IMPSAT Indentures is redeemed by IMPSAT prior to its stated maturity date as a result of a "Change of Control" (as such term is defined in the respective IMPSAT Indenture) in accordance with the terms of the respective IMPSAT Indenture.

         "CHARTER DOCUMENTS" means, with respect to any Person (other than an individual), its founding act, charter, certificate of incorporation, by-laws, memorandum and articles of association, estatutos sociales and other similar documents regarding its organization or constitution.

        "CLOSING DATE" means November 5, 1999 or such other date as the Parties may agree.

        "COMMITMENT" means, with respect to each Lender, such Lender's obligation to lend its proportional share of the Commitment Amount, subject to the terms and conditions hereof.

        "COMMITMENT AMOUNT" means the sum of the Tranche A Commitment Amount, the Tranche B Commitment Amount and the Tranche C Commitment Amount.

        "COMMITMENT PERIOD" means the period commencing on the date hereof and ending on the Commitment Termination Date.

        "COMMITMENT TERMINATION DATE" means the earliest of (a) the date six
(6) months following the second (2nd) anniversary of the date hereof; (b) the first date on which the sum of all Disbursements equals the Commitment Amount; and (c) the date of termination of the Commitment pursuant to Section 10.2(a).

        "CONSOLIDATION DATE" means the date six (6) months after the date of this Agreement (being the same day of the calendar month) and each successive date that is six (6) calendar months thereafter (being the same day of the calendar month), provided, that if such date is not a Business Day, the next succeeding Business Day unless it falls in the next calendar month, in which case the Consolidation Date shall be the Business Day immediately preceding such date.

        "CONTROL" means: (a) the beneficial ownership of more than fifty percent (50%) of the total Voting Stock then outstanding of a Person; or (b) even if less than such percentage of outstanding Voting Stock is owned, the power to direct the management and policies of such Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

        "DEBT SERVICE" means, with respect to any Person for any period, the sum of (i) the total Interest Expense of such Person and its Subsidiaries during such period, plus (ii) all amounts of principal and premium, if any, paid or required to be paid during such period in respect of Total Debt (excluding Indebtedness in respect of guarantees except to the extent paid by such Person during such period) of such Person and its Subsidiaries (except principal paid in respect of Indebtedness contemplated by clauses (b) and (c) of the definition of "Permitted Indebtedness" where the funds to pay such principal are provided by a contribution to Paid in Capital and the payment of principal is made within ten (10) days after receipt of such contribution); provided, however, that amounts of principal which are paid under revolving credit or similar facilities and then reborrowed during the same calendar quarter shall be counted without duplication.

        "DEFAULT" means any event, occurrence, factual or legal condition which, if continued uncured or unchanged would, with the passage of time or the giving of notice or both, become or constitute an Event of Default.

        "DEFAULT INTEREST RATE" means an interest rate per annum equal to (i) the interest rate then in effect under Section 3.3(a), plus (ii) two hundred fifty (250) basis points.

        "DEFERRED REVENUES" as of any date of determination means the deferred Revenues attributable to IRUs and Long Term Leases as of such date.

        "DISBURSEMENT" means any disbursement of Loan proceeds by the Lenders hereunder.

        "DISBURSEMENT DATE" means the date on which a Disbursement is made in accordance with Section 2.3.

        "DISBURSEMENT REQUEST" means a requisition for a Disbursement substantially in the form of Exhibit B, duly completed and signed by an Authorized Officer of the Borrower.

        "DISPOSAL" means, with respect to any property of the Borrower or any Subsidiary thereof, any direct or indirect sale, conveyance, transfer, alienation, lease, IRU, loan, sale-and-repurchase, sale-leaseback or other transaction or arrangement as a result of which the Borrower or Subsidiary party to such transaction or arrangement relinquishes all or substantially all marketable rights in and to such property; and the verb "DISPOSE OF" has a corresponding meaning.

        "DOLLARS AND US$" means the lawful currency of the United States of America.

        "EBITDA" means, with respect to any Person for any period, the Net Income of such Person and its Subsidiaries for such period after (a) restoring thereto amounts deducted for, without duplication, (1) Interest Expense for such period, (2) taxes based upon net income, (3) depreciation and amortization, and (4) other non-cash charges and (b) deducting therefrom non-cash income or losses to the extent included in determining Net Income.

        "ELIGIBLE ASSIGNEES" means, (a) a Lender; (b) a commercial bank or savings and loan association or savings bank organized under the laws of the United States of America (or any State thereof) or Canada (or any Province thereof), and having total assets in excess of one hundred million Dollars (US$100,000,000); (c) a commercial bank organized under the laws of any other country that is a member of the Basel Accord and the Organization of Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its general arrangements to borrow, or a political subdivision of any such country, and having total assets in excess of one hundred million Dollars (US$100,000,000), so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (c); (d) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is principally engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of one hundred million Dollars (US$100,000,000); (e) Sirti; and (f) any other Person designated by the Administrative Agent and approved by the Borrower (such approval not to be unreasonably withheld).

        "ENVIRONMENTAL LAWS" means any and all applicable statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, concessions, grants, franchises, licenses, agreements, and other governmental restrictions relating to the environment or the effect of the environment on human health or to emissions, discharges or release of pollutants, contaminants, Hazardous Substances, or wastes into the environment, including (without limitation) ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, Hazardous Substances, or wastes or the clean-up or other remediation thereof.

        "ENVIRONMENTAL LIABILITIES" means all liabilities in connection with, or relating to, the business, assets, presently or previously owned or leased property, activities (including, without limitation, off-site disposal) or operations of the Borrower or any of its Subsidiaries, whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which arise under or relate to matters covered by the Environmental Laws.

        "EQUIPMENT" has the meaning ascribed to such term in the Nortel
Contracts.

        "EQUIPMENT PLEDGE AGREEMENT" means (i) the contract of registered pledge (contrato de prenda con registro) dated September 4, 2000, as amended January 2, 2001 and from time to time thereafter, among the Borrower, Deutsche Bank, S.A., as subagent of the Collateral Agent, Nortel, Sirti and Lucent Argentina (the "EXISTING EQUIPMENT PLEDGE AGREEMENT"); and (ii) any other contract of registered pledge (contrato de prenda con registro), substantially in the form of the Existing Equipment Pledge Agreement, among the Borrower, the Collateral Agent (or a subagent thereof), the Lenders and the lenders under either or both of the Lucent Argentina Financing Agreements, pursuant to which the Borrower shall pledge Equipment to the Collateral Agent for the benefit of the Lenders, as security for the Loans, and the lenders under either or both of the Lucent Argentina Financing Agreements, as security for the loans thereunder.

        "EQUITY" means, with respect to any Person at any date, the consolidated stockholders' equity of such Person and its Subsidiaries as of such date, determined in accordance with U.S. GAAP.

        "EVENT OF SOVEREIGN RISK" means (a) failure by the Central Bank to exchange or to approve or permit the exchange of Pesos for Dollars, the unavailability of Dollars in any legal exchange market in Argentina in accordance with normal commercial practice, or any other action of any Argentine Governmental Authority that has the effect of restricting such exchange or the transfer of Pesos for Dollars outside Argentina and (b) a declaration of a banking moratorium or any suspension of payments by banks in Argentina, or the imposition by any Argentine Governmental Authority of any moratorium on the required rescheduling of or required approval of the payment of any indebtedness in Argentina.


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


        "EXCESS CASH FLOW" means, with respect to any Person, for any period:
(a) such Person's EBITDA for such period; plus (b) the Net Proceeds of any Long Term Lease received by such Person or any of its Subsidiaries during such period (excluding the portion, if any, of such Net Proceeds included in EBITDA for such period); minus (c) the sum of the following items, determined for such Person and its Subsidiaries on a consolidated basis: (i) Debt Service for such period, (ii) Capital Expenditures for such period (but by the Borrower only to the extent permitted by Section 8.3(f) and by IMPSAT only to the extent contemplated in the IMPSAT Business Plan), (iii) the net increase (or minus any net decrease) in working capital, excluding cash, from the opening of business on the first day, to the close of business on the last day, of such period, and (iv) taxes based upon net income payable with respect to such period; and minus (d) the portion, if any, included in EBITDA for such period of the Net Proceeds of any Long Term Lease received by such Person or any of its Subsidiaries during any prior period; provided, that after a Prepayment is made pursuant to Section 3.2(a)(5), Section 3.2(a)(6) or Section 13.4, and provided that there shall not then exist a Default or an Event of Default, the Net Proceeds of Long Term Leases shall not be included in the calculation of Excess Cash Flow for purposes of Prepayments under Sections 3.2(a)(4), 3.2(a)(5) or 3.2(a)(6).

        "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended.

        "EXISTING STOCKHOLDERS" means (i) the Individual Stockholders, (ii) the estate or any guardian, custodian or other legal representative of any Individual Stockholder, (iii) any foundation or similar organization organized under Applicable Law which affords voting Control to such Individual Stockholder, (iv) any trust for the benefit of any Individual Stockholder or his family members which affords voting Control to such Individual Stockholder, (v) British Telecom, and (vi) any Person in which all of the equity interests are owned directly, or indirectly, by any of the Persons named in clauses (i) through (v).

        "EXPROPRIATION EVENT" means: (i) any taking by condemnation, nationalization, seizure, expropriation or other appropriation by any Governmental Authority of all or any material portion of the Collateral, (ii) any assumption by any Governmental Authority of control of all or any material portion of the Collateral or the business operations of the Borrower or any of its Subsidiaries or any of any such Person's share capital, (iii) any taking of any action by a Governmental Authority which results in the involuntary dissolution or disestablishment of the Borrower or any of its Subsidiaries, or
(iv) any taking of any action by any Governmental Authority that prevents the Borrower and its Subsidiaries, taken as a whole, from carrying on their business or operations or a material part thereof.

        "FACILITY" means the multi-drawdown, non-revolving credit facility in an aggregate principal amount of up to the Commitment Amount provided by the Lenders to the Borrower under this Agreement.

        "FINANCING DOCUMENTS" means this Agreement, the Notes, all Assignment and Assumption Agreements, the Security Documents, the IMPSAT Guarantee, the Pledged Shareholder Notes, the Intercreditor Agreement, the Lucent Argentina Financing Agreements and any other instruments, documents and agreements executed by or on behalf of the Borrower or for the benefit of the Lenders in connection with the Facility.

        "FORCE MAJEURE" means, with respect to any Person, any cause which is beyond the reasonable control of such Person, including, without limitation, the elements, riots, civil disturbances, wars, states of belligerency or acts of the public enemy, labor disputes, or the laws, regulations, acts or failure to act of any Governmental Authority.

        "GLOBAL CROSSING IRU" means the IRU granted by the Borrower to South American Crossing Ltd. in respect of one duct on the Network between Buenos Aires and Mendoza in accordance with Article 2 of the TAC Turnkey Construction and IRU Agreement among the Borrower, IMPSAT S.A. (Chile) and South American Crossing Ltd. dated September 22, 1999.

        "GOVERNMENTAL APPROVALS" means any authorization, consent, license, approval, grant, franchise, concession, identification number, lease, ruling, certification, exemption, action, filing, registration, permit, sanction, or other authorization of any nature to be granted by any Governmental Authority, as now or hereafter necessary under any Applicable Law.

        "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof (including, but not limited to, federal, national, state, provincial, regional and municipal) and any entity exercising executive, legislative, judicial, regulatory, or administrative authority.

        "HAZARDOUS SUBSTANCE" means any substance subject to regulation under Environmental Laws because of its toxic, radioactive, caustic or otherwise dangerous or hazardous qualities.

        "IMPSAT BUSINESS PLAN" means the 10-year consolidated business plan of IMPSAT and its Subsidiaries dated as of January 25, 2001, and not including any subsequent amendments, supplements or replacements thereof.

        "IMPSAT CAPITAL MARKETS TRANSACTION" means any public offering or private placement of debt securities of IMPSAT or an Affiliate thereof other than the Borrower or IMPSAT Brazil; provided, that any such offering of debt securities of an Affiliate of IMPSAT shall be deemed to be an IMPSAT Capital Markets Transaction only in the event that the Net Proceeds thereof are distributed to or at the order of IMPSAT for use by IMPSAT or its Subsidiaries; and provided further, that any such offering of debt securities by any of IMPSAT's Subsidiaries in Colombia, Venezuela, Ecuador, Mexico, Chile, Peru and the United States appearing on Schedule 7.1 shall not be deemed an IMPSAT Capital Markets Transaction if the Net Proceeds of such offering are distributed to the respective Subsidiary for its own use.

        "IMPSAT GUARANTEE" means the Guarantee Agreement dated as of October 25, 1999 executed by IMPSAT in favor of the Lenders, a copy of which is attached hereto as Exhibit C.

        "IMPSAT INDENTURES" means the 2003 Indenture, the2005 Indenture and the 2008 Indenture.

        "INDEBTEDNESS" means, with respect to any Person at any time and from time to time, the sum, without duplication, of the following: (a) all obligations of such Person for money borrowed (whether by loan, the issuance of debt securities or otherwise); (b) the available amount at such time of all letters of credit issued for the account of such Person and all outstanding reimbursement obligations with respect thereto; (c) all liabilities or obligations secured by any Lien on any property owned by such Person; (d) all capitalized lease obligations; (e) all Indebtedness of others guaranteed by such Person; (f) all obligations of such Person to pay the deferred purchase price or acquisition price of property or services, other than Trade Payables and accrued expenses incurred, that are not past due by more than sixty (60) days; (g) all obligations of such Person under trade or bankers' acceptances or under agreements providing for swaps, ceiling rates, ceiling and floor rates, or contingent participation or other hedging mechanisms with respect to the payment of interest; and (h) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of Capital Stock of such Person.

        "INDEPENDENT AUDITOR" means with respect to IMPSAT, Deloitte & Touche LLP, and with respect to the Borrower, Deloitte & Touche Argentina or such other internationally recognized firm of certified public accountants as may be approved by the Administrative Agent.

        "INDIVIDUAL STOCKHOLDERS" means, collectively, Pescarmona, Verdaguer and Vivo, and each an "INDIVIDUAL STOCKHOLDER".

        "INITIAL DISBURSEMENT DATE" means the date on which the first Disbursement is made.

        "INTERCREDITOR AGENT" means the intercreditor agent under the Intercreditor Agreement.

        "INTERCREDITOR AGREEMENT" means the Intercreditor and Collateral Agency Agreement dated November 22, 2000, as amended and restated June 11, 2001, among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and Lucent Argentina.

        "INTEREST EXPENSE" means, with respect to any Person for any period, interest expense, both expensed and capitalized, of such Person and its Subsidiaries for such period, including accrued interest and the interest component of capital lease obligations, all commissions, discounts, fees and charges.

        "INTEREST PAYMENT DATE" means, (a) with respect to any LIBOR Loan, the last day of each Interest Period; and (b) with respect to any Prime Loan, the last day of each March, June, September and December.

        "INTEREST PERIOD" means, with respect to each LIBOR Loan, each period commencing, initially, on the Disbursement Date of such LIBOR Loan, and ending on the next following Consolidation Date, and thereafter, commencing on the last day of the preceding Interest Period with respect to such LIBOR Loan, and ending, except as otherwise provided in Section 3.3 hereof, on the same day in the sixth (6th) calendar month thereafter; provided, that,

               (a) if any Interest Period otherwise would end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, further, that should such next succeeding Business Day fall in the next calendar month, such Interest Period shall end on the immediately preceding Business Day,

               (b) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period (e.g., March 31 to September 30 for a six (6) month Loan), and

               (c) no Interest Period shall extend beyond the next Principal Repayment Date.

        "INVESTMENT" means the acquisition of any Capital Stock, evidence of Indebtedness, securities (including any option, warrant or other right to acquire any of the foregoing) of, the making of any loans or advances to, the guaranteeing of any obligations of any Person, or the purchase or other acquisition (in one transaction or a series of transactions) of any assets constituting a business unit.

        "IRU" means the creation of an usufructo under Argentine law of any portion of the Network by the Borrower or any Subsidiary thereof.

        "IRU COST" means (i) for any Permitted IRU granted in respect of any duct, the number of kilometers of duct subject to the IRU, multiplied by (A) in the case of a Long Haul IRU, four thousand two hundred seventy eight and 06/100 Dollars (US$4,278.06) and (B) in the case of a Metropolitan IRU, twenty two thousand six hundred sixty four and 32/100 Dollars (US$22,664.32); and
(ii) for any Permitted IRU granted in respect of fiber optic cable, the number of kilometers of fiber optic cable subject to the IRU multiplied by the product of one hundred fifteen Dollars (US$115.00) and the number of strands of fiber optic cable over which the IRU is granted.

         "LENDING OFFICE" means, with respect to any Lender, the office of that Lender designated as its Lending Office by notice to the Administrative Agent and the Borrower.

        "LIBOR" means, with respect to any Interest Period for any LIBOR Loan, the per annum interest rate (rounded upward, if necessary, to the nearest 1/16 of one percent) equal to the arithmetic mean of the rates per annum at which Dollar deposits are offered in an amount substantially equal to the outstanding principal amount of the Loan and for a period approximately equal to the duration of such Interest Period appearing on the display page designated as page "LIBOR" on the Reuters Monitor Money Rates Service, or such other page as may replace the LIBOR page on that service for the purpose of displaying London Interbank Offered Rates for Dollar deposits of leading banks at or about 11:00 a.m. (London time) two (2) London business days prior to the commencement of such Interest Period. For purposes hereof, a "LONDON BUSINESS DAY" shall mean any day on which dealings in deposits in Dollars are conducted in the London Euro-currency market.

        "LIBOR LOAN" means a Loan that bears interest at LIBOR.

        "LICENSES" means the Spectrum Authorization and the other licenses listed in Schedule 7.15 and such other licenses, concessions, authorizations, permits, or the like (including any additions or amendments thereto) issued or granted by the SC or any other Governmental Authority from time to time in favor of the Borrower or any of its Subsidiaries and required for the completion of the Project, the operation of the Network and the conduct of the Telecommunications Business.

        "LIEN" means, with respect to any Person, any security interest, lien, pledge, mortgage, charge, or encumbrance (including any agreement to give any of the foregoing), title retention agreement, finance lease or trust receipt, or a consignment or bailment for security purposes, or other security arrangement or any other arrangement on or with respect to any asset or revenue of such Person.

        "LONG HAUL IRU" means an IRU which is not a Metropolitan IRU.

        "LONG TERM LEASE" means any lease or similar agreement or arrangement pursuant to which the Borrower or a Subsidiary thereof grants the right to use any portion of the Network to any Person for a period of time of five (5) or more years in exchange for consideration payable in a form other than periodic payments at quarterly or more frequent intervals.

        "LUCENT ARGENTINA" means Lucent Technologies S.A. Argentina.

        "LUCENT ARGENTINA 2000 FINANCING AGREEMENT" means the Financing Agreement dated as of September 29, 2000, as amended and restated as of June 11, 2001, among the Borrower, Lucent Argentina, as a lender and as administrative agent, Bankers Trust Company, as collateral agent, and the other lenders party thereto from time to time, pursuant to which Lucent Argentina has made available to the Borrower a credit facility in a principal amount not to exceed sixteen million Dollars (US$16,000,000) to finance the purchase of certain products and services from Lucent Argentina and/or its Affiliates for construction and operation of the Project.

        "LUCENT ARGENTINA 2001 FINANCING AGREEMENT" means the Financing Agreement dated as of June 11, 2001 among the Borrower, Lucent Argentina, as a lender, and the other parties thereto from time to time, pursuant to which Lucent Argentina and the other lenders, if any, parties thereto will make available to the Borrower a credit facility in a principal amount not to exceed eleven million Dollars (US$11,000,000) to finance the purchase of certain products and services from Lucent Argentina and/or its Affiliates for construction and operation of the Project.

        "LUCENT ARGENTINA FINANCING AGREEMENTS" means the Lucent Argentina 2000 Financing Agreement and the Lucent Argentina 2001 Financing Agreement.

        "LUCENT BRAZIL FINANCING AGREEMENT" means the financing agreement to be entered into among IMPSAT Brazil, as borrower, an Affiliate of Lucent Argentina, as a lender, and the other parties thereto from time to time, substantially in the form of the Nortel Brazil Financing Agreement, pursuant to which such Affiliate and the other lenders, if any, parties thereto will make available to IMPSAT Brazil a credit facility in a principal amount not to exceed twenty two million Dollars (US$22,000,000) to finance the purchase of certain products and services from Affiliates of Lucent Argentina for construction and operation of the Project (as defined in the Nortel Brazil Financing Agreement);

        "LUCENT COLOMBIA FINANCING AGREEMENT" means the financing agreement to be entered into among IMPSAT S.A., a Colombian company, as borrower, an Affiliate of Lucent Argentina, as a lender, and the other parties thereto from time to time, having a final maturity, average life, rate of interest, fee structure, security interest and other terms and conditions in the aggregate no more favorable to the lender(s) thereunder than the terms and conditions of the Facility are to the Lenders, pursuant to which such Affiliate and the other lenders, if any, parties thereto will make available to such borrower a credit facility in a principal amount not to exceed five million Dollars (US$5,000,000) to finance the purchase of certain products and services from Affiliates of Lucent Argentina for construction and operation of a telecommunications network in Colombia.

        "LUCENT FINANCING AGREEMENTS" means the Lucent Argentina Financing Agreements, the Lucent Brazil Financing Agreement, the Lucent Colombia Financing Agreement, the Lucent U.S. Financing Agreement and the Lucent Venezuela Financing Agreement.

        "LUCENT SECURITY DOCUMENTS" means the Security Documents as defined in the Lucent Argentina Financing Agreements.

        "LUCENT SUPPLY AGREEMENTS" means the Supply Agreements as defined in the Lucent Argentina Financing Agreements.

        "LUCENT U.S. FINANCING AGREEMENT" means the financing agreement to be entered into among IMPSAT USA, Inc., as borrower, an Affiliate of Lucent Argentina, as a lender, and the other parties thereto from time to time, having a final maturity, average life, rate of interest, fee structure, security interest and other terms and conditions in the aggregate no more favorable to the lender(s) thereunder than the terms and conditions of the Facility are to the Lenders, pursuant to which such Affiliate and the other lenders, if any, parties thereto will make available to such borrower a credit facility in a principal amount not to exceed three million Dollars (US$3,000,000) to finance the purchase of certain products and services from Affiliates of Lucent Argentina.

        "LUCENT VENEZUELA FINANCING AGREEMENT" means the financing agreement to be entered into among Telecomunicaciones IMPSAT, S.A., as borrower, an Affiliate of Lucent Argentina, as a lender, and the other parties thereto from time to time, having a final maturity, average life, rate of interest, fee structure, security interest and other terms and conditions in the aggregate no more favorable to the lender(s) thereunder than the terms and conditions of the Facility are to the Lenders, pursuant to which such Affiliate and the other lenders, if any, parties thereto will make available to such borrower a credit facility in a principal amount not to exceed four million Dollars (US$4,000,000) to finance the purchase of certain products and services from Affiliates of Lucent Argentina.

        "MATERIAL ADVERSE CHANGE" means an event, circumstance or development of whatever nature that has had or could reasonably be expected to have a Material Adverse Effect; provided, however, that clause (f) of the definition of Material Adverse Effect shall not apply to the determination of either an Event of Default under Section 10.1 or a condition to any Disbursement under
Section 6.3(h), other than the initial Disbursement.

        "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, results of operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or IMPSAT;
(b) the ability of the Borrower or IMPSAT to perform their respective obligations under any of the Project Agreements; (c) the rights and remedies of the Lenders or the Agents under the Financing Documents; (d) the validity or enforceability of this Agreement or any of the other Project Agreements;
(e) the Licenses or the rights of the Borrower and its Subsidiaries thereunder; (f) Argentine, U.S. or international loan syndication, financial or capital markets or in the economic, political or regulatory conditions in Argentina which in the Administrative Agent's opinion in its sole discretion could impair the assignment or syndication of the Facility; or (g) the ability of the Lenders to make funds available to the Borrower in Dollars.

        "MATURITY DATE" means the seventh (7th) anniversary of the date hereof.

        "METROPOLITAN IRU" means an IRU granted in respect of a portion of the Network which is located within one of the metropolitan areas of Buenos Aires, Rosario, Cordoba and Mendoza.

        "MORTGAGE DEEDS" means (i) the deeds of mortgage dated August 2, 2000, August 4, 2000 and August 8, 2000, among the Borrower and Nortel, as collateral agent on behalf of the Lenders (the "EXISTING MORTGAGE DEEDS"); and
(ii) any other deed or deeds, substantially in the form of the Existing Mortgage Deed, pursuant to which the Borrower or its Subsidiaries shall grant mortgages from time to time in favor of the Collateral Agent (or its subagent) for the benefit of the Lenders, to secure the repayment of the Loans, and the lenders under either or both of the Lucent Argentina Financing Agreements, to secure the repayment of the loans thereunder.

        "MU EXPENSES" means, for any period, the salary, Selling G&A and other expenses of the Borrower which are properly attributable to the employment and activities during such period of IMPSAT management personnel employed by the Borrower.

        "NEGATIVE CASH FLOW" means, if the amount resulting from the calculation described in the definition of Excess Cash Flow is a negative amount, such amount stated as a positive number.

        "NET INCOME" means, for any period, the net income (loss) of a Person and its Subsidiaries, determined on a consolidated basis, for such period in accordance with U.S. GAAP.

        "NET PROCEEDS" means, with respect to any event (a) the proceeds received in respect of such event in the form of cash and Temporary Cash Investments, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of an insured casualty event, insurance proceeds, and (iii) in the case of an Expropriation Event or similar event, expropriation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and its Subsidiaries to third parties other than Affiliates of Borrower (except Morgan Stanley Dean Witter in the case of a public offering or private placement) in connection with such event, (ii) in the case of a Disposal, the amount of all payments required to be made by the Borrower and its Subsidiaries as a result of such event to repay Indebtedness (other than Indebtedness secured under the Security Documents) secured by the asset or property Disposed of or otherwise subject to mandatory prepayment as a result of such event, (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and its Subsidiaries in connection with such event, and (iv) the amount of any reserves established by the Borrower and its Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower).

        "NET PROCEEDS ACCOUNT" means the net proceeds account to be established by the Intercreditor Agent for the purpose of holding Net Proceeds in the circumstances contemplated in Section 3.2(a)(2).

        "NETWORK" has the meaning ascribed to such term in the Turnkey
Contract.

        "NOTE" means a promissory note of the Borrower, substantially in the form of Exhibit D, provided, however, that at the request of any Lender, all Loans to be made by such Lender may be evidenced by promissory notes of the Borrower in a form different from Exhibit D if the purpose of such request is that such Notes be capable of characterization as executive instruments ("titulos ejecutivos") under Argentine law and if the alternate form of Note is approved by the Agents, which approval shall not be unreasonably withheld.

        "OBLIGATIONS" means all present and future obligations, liabilities and other amounts, whether or not contingent, owing to any Lender pursuant to this Agreement or any other Financing Document, including principal, accrued interest and fees.

        "PAID IN CAPITAL" means, with respect to any Person, at any time, the aggregate amount of capital contributed to such Person in the form of cash or capitalized Indebtedness.

        "PARTY" means the Borrower, each Lender, the Administrative Agent and the Collateral Agent, individually, and "PARTIES" means two (2) or more of them.

        "PERMITTED INDEBTEDNESS" means (a) Indebtedness pursuant to the Financing Documents; (b) Indebtedness of the Borrower to IMPSAT or to any Subsidiary of the Borrower or of any such Subsidiary to the Borrower, in each case for money borrowed, provided, that such Indebtedness of the Borrower to IMPSAT shall have a stated final maturity not earlier than the Maturity Date and shall otherwise be on terms and conditions not less favorable to the Borrower than the terms of this Agreement; (c) Indebtedness of the Borrower for money borrowed from financial institutions which Indebtedness is either fully collateralized by cash deposits of

IMPSAT or fully funded by IMPSAT through the acquisition of one hundred percent (100%) participation in such Indebtedness from such financial institution; (d) guarantees by the Borrower of obligations of any Subsidiary thereof or guarantees by any such Subsidiary of obligations of the Borrower;
(e) contingent Indebtedness in respect of bonds or letters of credit provided to guarantee bids or performance under contracts in the ordinary course of business; (f) Indebtedness of the Borrower which is in existence on June 11, 2001 and set forth on Schedule 7.11; (g) Quasi Equity; (h) Indebtedness for money borrowed having an original stated final maturity of three (3) years or less up to a maximum aggregate amount at any time outstanding not to exceed ten million Dollars (US$10,000,000); (i) Indebtedness for money borrowed having a stated final maturity not earlier than the first anniversary of the Maturity Date and having a weighted average maturity of not less than four (4) years from October 25, 1999; (j) Indebtedness of the Borrower (A) in an amount not to exceed twelve million Dollars (US$12,000,000) to Citibank N.A. in respect of equipment financing to be guaranteed by Eximbank and otherwise substantially on the terms and conditions contemplated in the letter dated August 26, 1999 from Citibank N.A., (B) in an amount not to exceed fifteen million Dollars (US$15,000,000) under an equipment lease facility between the Borrower and Citibank N.A., Buenos Aires branch, substantially on the terms and conditions contemplated in the letter dated February 8, 2001 from Citibank N.A. to IMPSAT and (C) in respect of guarantees by the Borrower of the Indebtedness of IMPSAT Brazil to AmTrade Bank and El Camino Resources de Latin America, Inc., permitted under the Nortel Brazil Financing Agreement; (k) Indebtedness for money borrowed having an original stated final maturity of three (3) years or more up to an aggregate outstanding amount which, added to the amount of Indebtedness outstanding under clause (h) above, shall at no time exceed fifty million Dollars (US$50,000,000); and (l) Indebtedness incurred and applied to refinance Indebtedness permitted by each of clauses
(a), (f), and (j) above; provided, with respect to any such refinancing Indebtedness, that (i) the principal amount of such refinancing Indebtedness does not exceed the principal amount of the Indebtedness so refinanced; (ii) such refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has an average life to maturity equal to or greater than the average life to maturity of, the Indebtedness being refinanced; and (iii) such Indebtedness is incurred and/or guaranteed by the Borrower and any Subsidiary which had incurred or guaranteed, as the case may be, the Indebtedness to be refinanced.

        "PERMITTED INVESTMENTS" means: (a) Temporary Cash Investments; (b) Investments in the form of inter-company Indebtedness which constitutes Permitted Indebtedness; (c) accounts receivable owing to the Borrower or any Subsidiary thereof if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (d) payroll, travel and similar advances and advances to suppliers to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (e) stock, obligations or securities received in satisfaction of judgments, work-outs, assignments for the benefit of creditors or other similar judicial proceedings; and (f) investments in Capital Stock of the International Telecommunications Satellite Organization ("INTELSAT") or New Skies Satellites N.V. ("NEW SKIES") to the extent permitted by the IMPSAT Indentures.

        "PERMITTED IRU" means an IRU with an IRU Cost of eight million Dollars (US$8,000,000) or less, provided, however, that the maximum number of ducts that may be subject to Permitted IRUs shall be three (3) (including the Global Crossing IRU) in the case of Long-Haul IRUs, and four (4) in the case of Metropolitan IRUs.

        "PERMITTED LIENS" means:

               (a)  Liens under the Financing Documents;

               (b) Liens securing taxes not yet due or being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with Argentine GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, seizure, arrest, sale, collection, levy or loss on account thereof);

               (c) nonconsensual statutory Liens which are imposed by Applicable Law arising in the ordinary course of business and securing obligations which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with Argentine GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (d) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs;

               (e) easements, rights-of-way, restrictions and other similar encumbrances on real property which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property to the Borrower or materially interfere with the ordinary conduct of the business of the Borrower or a Subsidiary;

               (f) Liens arising by virtue of any Applicable Law in favor of banks or other financial institutions on cash or rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution;

               (g) Liens on goods (and the documents of title relating thereto) the purchase price, shipment or storage of which is financed by a documentary letter credit issued for the account of the Borrower or a Subsidiary thereof in the ordinary course of business, provided that such Lien secures only the obligations of the Borrower or such Subsidiary in respect of such letter of credit;

               (h) any interest or title of a lessor or vendor in the property subject to any lease or installment sale;

               (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business (and as to which the property subject to any such Lien is not yet subject to foreclosure, seizure, arrest, sale, collection, levy or loss on account thereof);

               (j) Liens on the Borrower's interests in Intelsat and New Skies in favor of Credit Lyonnais in an amount not to exceed nine million six hundred thousand Dollars (US$9,600,000);

               (k) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, contracts (other than for Indebtedness), performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

               (l) Liens (including extensions and renewals thereof) upon real or personal property, in each case other than in respect of the Network; provided that (i) such Lien is created solely for the purpose of securing Indebtedness incurred (1) to finance the cost (including the cost of design, development, acquisition, construction, installation, improvement, transportation or integration) of the item of property or assets subject thereto and such Lien is created prior to, at the time of or within six (6) months after the later of the acquisition, the completion of construction or the commencement of full operation of such property or (2) to refinance any Indebtedness previously so secured, (ii) the principal amount of the Indebtedness secured by such Lien does not exceed one hundred percent (100%) of such cost and (iii) any such Lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item;

               (m) Liens arising from the rendering of a final judgment or order against the Borrower or any of its Subsidiaries that does not give rise to an Event of Default;

               (n) Liens existing on June 11, 2001 and listed on Schedule 7.12; and


               (o) Liens arising (i) in respect of the Global Crossing IRU and (ii) under any Permitted IRU or other IRU approved by the Administrative Agent under Section 8.2(j).

        "PERSON" means an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization or a Governmental Authority.

        "PESCARMONA" means Mr. Enrique Pescarmona.

        "PESOS" means the lawful currency of Argentina.

        "PLEDGED SHAREHOLDER NOTE" means a promissory note of the Borrower endorsed and delivered in pledge to the Administrative Agent, in form and substance satisfactory to the Lenders, evidencing Indebtedness of the Borrower for money borrowed from IMPSAT, (i) the principal amount of which is payable in a single payment not earlier than the first anniversary of the Maturity Date and (ii) the interest on which is payable at a per annum rate no greater than the rate payable on the securities issued under the 2008 Indenture.

        "PREPAYMENT EVENT" means (a) any Disposal (other than an IRU or a Long Term Lease) of all or part of the Network or the Collateral; (b) any Expropriation Event; and (c) any casualty or other insured damage to any material asset of the Borrower or any Subsidiary thereof.

        "PREPAYMENT QUOTIENT" means the quotient Q resulting from the following calculation:

                             Q    =      A
                                      -------
                                       A + B
where
            A is the lesser of (i) one hundred forty nine million one hundred thousand Dollars (US$149,100,000) and (ii) the sum of all outstanding Loans and the Commitment Amount, and

            B is the lesser of (i) twenty seven million Dollars
            (US$27,000,000) and (ii) the sum of all outstanding loans and the commitment amounts under the Lucent Argentina Financing Agreements,

in each case, unless otherwise specified herein, calculated immediately prior to the Prepayment for which Q is being determined.

        "PRIME LOAN" means a Loan that bears interest at the Prime Rate.

        "PRIME RATE" means the per annum rate of interest announced publicly from time to time by the Toronto Dominion Bank (or such other bank as the Borrower and the Administrative Agent may agree) as the prime rate in effect on such date at its principal office in New York City, which rate may not be the lowest rate of interest charged by the Toronto Dominion Bank (or such other agreed bank) to its customers. Each change in any interest rate provided for herein resulting from a change in the Prime Rate shall take effect on the beginning of the day of such change in the Prime Rate.

        "PRINCIPAL REPAYMENT DATE" means, initially, the second (2nd) anniversary of the date hereof (being the same day of the calendar month) and each successive date that is six (6) calendar months thereafter (being the same day of the calendar month) until the Maturity Date.

        "PROJECT AGREEMENTS" means the Financing Documents, the Nortel Contracts, the Lucent Supply Agreements and the other agreements entered into by the Borrower and its Subsidiaries in connection with the Project.

        "PROJECT PARTY" means any party to a Project Agreement.

        "QUASI EQUITY" means the aggregate principal amount of all Pledged Shareholder Notes or, in the case of IMPSAT Brazil, of all Brazil Pledged Shareholder Notes.

        "REQUIRED LENDERS" means, at any time, Lenders holding more than fifty percent (50%) in aggregate principal amount of the Loans then outstanding or, if no Loan is outstanding, of the total Commitment Amount.

        "REVENUE RECOGNITION FROM IRUs AND LONG TERM LEASES" for any period means the part of the Deferred Revenues that the Borrower recognizes as Revenues during such period.

        "REVENUES" means, with respect to any Person for any period, the consolidated revenues of such Person and its Subsidiaries.

        "SC" means the Argentine Secretariat of Communications ("Secretaria de Comunicaciones").

        "SECURED PARTIES" means, collectively, the Agents and the Lenders, and each a "SECURED PARTY".

        "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended.

        "SECURITY DOCUMENTS" means the Mortgage Deeds, the Equipment Pledge Agreements, the Lucent Security Documents and any other agreements entered into pursuant to Section 9.

        "SIRTI" means Sirti Argentina S.A.

        "SIRTI SUBCONTRACT" means the Construction Services Agreement dated as of September 6, 1999 between Nortel Argentina and Sirti.

        "SPECTRUM AUTHORIZATION" means the authorization granted by the SC, revocable in nature, to use the radioelectric spectrum in accordance with the Argentine Telecommunications Law 19,798, as it may be amended from time to time.

        "SUBSIDIARY" means, with respect to any Person, any other Person that is directly or indirectly Controlled by the first Person.

        "TELECOMMUNICATIONS BUSINESS" means telecommunications services, value added telecommunications services, radio paging, mobile telecommunications, personal telecommunications services, trunking, transport of broadcasting signals, information technology, Internet services and related and ancillary services in Argentina in which the Borrower or any of its Subsidiaries is from time to time engaged.

        "TEMPORARY CASH INVESTMENT" means any of the following: (a) direct obligations of the United States of America or any agency thereof or obligations fully and unconditionally guaranteed by the United States of America or any agency thereof, (b) time deposit accounts, certificates of deposit and money market deposits maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of fifty million Dollars (US$50,000,000) (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money market fund sponsored by a registered broker dealer or mutual fund distributor, (c) repurchase obligations with a term of not more than thirty

(30) days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above, (d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Borrower) organized and in existence under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America with a rating the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investor Service, Inc. ("Moody's") or "A-1" (or higher) according to Standard & Poor's Ratings Services ("S&P"), (e) securities with maturities of six (6) months or less from the date of acquisition issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or Moody's, and (f) certificates of deposit maturing not more than one (1) year after the acquisition thereof by the Borrower or a Subsidiary thereof and issued by any of the ten (10) largest banks (based on assets as of the last December 31) organized under the laws of Argentina, provided that such bank is not under intervention, receivership or any similar arrangement at the time of the acquisition of such certificates of deposit.

        "TOTAL DEBT" means, with respect to any Person at any time and from time to time, the aggregate amount of any and all Indebtedness of such Person and its Subsidiaries then outstanding.

        "TOTAL EQUITY" means, with respect to any Person at any date, the sum of (a) the Equity of such Person as of such date, plus (b) the Quasi Equity of such Person as of such date.

        "TRADE PAYABLES" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or guaranteed by such Person or any of its Subsidiaries arising in the ordinary course of business in connection with the acquisition of goods or services and required to be paid within one year.

        "TRANCHE" means any of Tranche A, Tranche B or Tranche C.

        "TRANCHE A" means the portion of the Facility consisting of the Tranche A Commitment Amount and the Tranche A Loans.

        "TRANCHE A COMMITMENT AMOUNT" means an amount equal to one hundred four million ninety five thousand seven hundred forty one Dollars (US$104,095,741) to be used as provided in Section 2.2(a), as such amount is reduced by Disbursements and may be reduced from time to time pursuant to
Section 2.5 or otherwise in accordance with this Agreement; provided, however, that during the last six (6) months of the Commitment Period, the Tranche A Commitment Amount shall be limited to the amount, if any, that has not theretofore been disbursed for payments of Invoices under the Supply Agreement pursuant to Section 2.2(a)(ii).

        "TRANCHE A LENDER" means Nortel and any Eligible Assignee which assumes all or part of the Tranche A Commitment Amount and Tranche A Loans in accordance with Section 12.1.

        "TRANCHE B" means the portion of the Facility consisting of the Tranche B Commitment Amount and the Tranche B Loans.

        "TRANCHE B COMMITMENT AMOUNT" means an amount equal to twenty five million sixteen thousand six hundred forty seven Dollars (US$25,016,647) to be used as provided in Section 2.2(b), as such amount is reduced by Disbursements and may be reduced from time to time pursuant to Section 2.5 or otherwise in accordance with this Agreement.

        "TRANCHE B LENDER" means Sirti, and any Eligible Assignee which assumes all or part of the Tranche B Commitment Amount and Tranche B Loans in accordance with Section 12.1.

        "TRANCHE C" means the portion of the Facility consisting of the Tranche C Commitment Amount and the Tranche C Loans.

        "TRANCHE C COMMITMENT AMOUNT" means an amount equal to nineteen million nine hundred eighty seven thousand six hundred twelve Dollars (US$19,987,612) to be used as provided in Section 2.2(c), as such amount is reduced by Disbursements and may be reduced from time to time pursuant to
Section 2.5 or otherwise in accordance with this Agreement.

        "TRANCHE C LENDER" means Nortel and any Eligible Assignee which assumes all or part of the Tranche C Commitment Amount and Tranche C Loans in accordance with Section 12.1.

         "U.S. GAAP" means generally accepted accounting principles as adopted by the American Institute of Certified Public Accountants, consistently applied.

        "VERDAGUER" means Mr. Ricardo Verdaguer.

        "VIVO" means Mr. Robert Vivo.

        "VOTING STOCK" means, with respect to any Person, Capital Stock ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

        "2003 INDENTURE" means the Indenture dated as of July 30, 1996 among IMPSAT, as Issuer, the Borrower, as Guarantor, and The Bank of New York, as Trustee, relating to the 12 1/8% Senior Guaranteed Notes due 2003 of IMPSAT.

        "2005 INDENTURE" means the Indenture dated as of February 16, 2000 between IMPSAT, as Issuer, and The Bank of New York, as Trustee, relating to the 13 3/4% Senior Notes due 2005 of IMPSAT.

        "2008 INDENTURE" means the Indenture dated as of June 17, 1998 between IMPSAT, as Issuer, and The Bank of New York, as Trustee, relating to the 12 3/8% Senior Notes due 2008 of IMPSAT.

SECTION 1.2    OTHER DEFINITIONS.

        The following terms shall have the meaning given to them in the
Section indicated below:

        TERM                                    SECTION
        Administrative Agent                    Preamble
        Agreement                               Preamble
        Bankruptcy Code                         10.1(g)
        Bonex                                   4.2(a)
        Borrower                                Preamble
        Borrower Capital Increase               6.2(d)
        Brazil Nortel Contracts                 Fifth Recital
        Brazil Turnkey Contract                 Fifth Recital
        Collateral                              9.1
        Collateral Agent                        Preamble
        Commitment Fee                          3.4(a)
        Deferred Payment Date                   4.2(c)
        Deposit Account                         3.6(a)
        Event of Default                        10.1
        Excluded Taxes                          5.1(a)
        Financing Agreements                    13.1
        FRBs                                    4.2(b)
        Funding Breakage Costs                  5.2
        IMPSAT                                  Third Recital
        IMPSAT Brazil                           Fifth Recital
        IMPSAT Capital Contribution             6.2(d)
        Indemnitees                             11.2
        Information                             16.11
        Intelsat                                "Permitted Investments" definition
        Invoices                                2.2
        Loan(s)                                 2.1(a)
        New Skies                               "Permitted Investments" definition
        Nortel                                  Preamble
        Nortel Argentina                        First Recital
        Nortel Brazil                           Fifth Recital
        Nortel Brazil Financing Agreement       Fifth Recital
        Nortel Contracts                        First Recital

        TERM                                    SECTION
        Note(s)                                 2.4(a)
        Par Bonds                               4.2(b)
        Placement Agent                         16.12
        Prepayment                              3.2(a)
        Project                                 First Recital
        Reference Dealers                       4.2(b)
        Register                                2.3(d)
        Release                                 9.3(b)
        Release Instruments                     9.3(b)
        Release Notice                          9.3(b)
        Released Collateral                     9.3(b)
        Replacement Notes                       13.1
        Second Currency                         4.1
        Security Reinforcement                  8.1(q)
        Sovereign Event Deferral Period         4.2(c)
        Specified Place of Payment              4.1
        Supply Agreement                        First Recital
        Syndication Agents                      16.12
        Taxes                                   5.1(a)
        Tranche A Loans                         2.1(a)(i)
        Tranche B Loans                         2.1(a)(ii)
        Tranche C Loans                         2.1(a)(iii)
        Turnkey Contract                        First Recital



SECTION 1.3    INTERPRETATION.

        In this Agreement: (a) the singular includes the plural and the plural the singular; (b) words importing any gender include the other gender; (c) references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred thereto; (d) references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; (e) references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement unless otherwise indicated; (f) references to agreements and other contractual instruments shall be deemed to include all schedules and exhibits to such agreements and all subsequent amendments and other modifications to such agreements and contractual instruments, but only to the extent such amendments and other modifications are not prohibited by the terms hereof; (g) references to Persons include their respective permitted successors and assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities, and (h) the terms "date of this Agreement" and "date hereof" mean October 25, 1999.


SECTION 1.4    ACCOUNTING PRINCIPLES AND TERMS.

        Except as otherwise provided in this Agreement: (a) all computations and determinations as to financial matters, and all financial statements to be delivered under this Agreement, shall be made or prepared in accordance with U.S. GAAP (including principles of consolidation where appropriate) applied on a consistent basis; (b) all accounting terms used in this Agreement shall have the meanings respectively ascribed to such terms by U.S. GAAP.


                        SECTION 2. THE CREDIT FACILITY


SECTION 2.1    LOANS.

        (a) LENDERS' AGREEMENT TO LEND. Each Lender severally agrees, upon the terms and conditions set forth herein, to make loans to the Borrower (each such loan a "LOAN" and collectively the "LOANS"), as follows:

               (i) Tranche A. Each Tranche A Lender severally agrees to make Loans, from time to time during the Commitment Period, in an aggregate principal amount not to exceed the Tranche A Commitment Amount of such Lender, to be used as provided in Section 2.2(a) (each such Loan, a "Tranche A Loan" and, collectively, the "Tranche A Loans");

               (ii) Tranche B. Each Tranche B Lender severally agrees to make Loans, from time to time during the Commitment Period, in an aggregate principal amount not to exceed the Tranche B Commitment Amount of such Lender, to be used as provided in Section 2.2(b) (each such Loan, a "Tranche B Loan" and, collectively, the "Tranche B Loans"); and

               (iii) Tranche C. Each Tranche C Lender severally agrees to make Loans, from time to time during the Commitment Period, in an aggregate principal amount not to exceed the Tranche C Commitment Amount of such Lender, to be used as provided in Section 2.2(c) (each such Loan, a "Tranche C Loan" and, collectively, the "Tranche C Loans").

        (b) FACILITY NOT REVOLVING. Each Lender's Commitment and the Facility are not revolving in nature. Any amounts that are repaid or prepaid may not be reborrowed, and the amount of the Facility shall be reduced by the amount of any repayment or prepayment. The aggregate principal amount of all Loans shall not at any time exceed the Commitment Amount.

SECTION 2.2    USE OF PROCEEDS.

        (a)    The proceeds of the Tranche A Loans shall be used as follows:

               (i) up to eighty one million eight hundred forty nine thousand two hundred twenty two Dollars (US$81,849,222) to pay invoices issued from time to time to the Borrower or its Affiliates in respect of products or services purchased under the Turnkey Contract other than products or services provided under the Sirti Subcontract;

               (ii) up to twenty million Dollars (US $20,000,000) to pay invoices issued from time to time to the Borrower or its Affiliates in respect of products or services purchased under the Supply Agreement; and

               (iii) up to two million two hundred forty six thousand five hundred nineteen Dollars (US $2,246,519) to pay invoices in respect of real property to be purchased for use in the Network.

        (b) The proceeds of the Tranche B Loans shall be used to pay invoices issued from time to time to the Borrower or its Affiliates under the Turnkey Contract solely in respect of products or services provided under the Sirti Subcontract.

        (c) The proceeds of the Tranche C Loans shall be used to pay invoices issued from time to time to the Borrower or its Affiliates under the Supply Agreement solely in respect of the purchase of Optical Equipment and Qtera Equipment (as such terms are defined in the Supply Agreement) and related services.

        The invoices to be issued under paragraphs (a), (b) and (c) above are collectively referred to as the "INVOICES".


SECTION 2.3    PROCEDURE FOR BORROWING; DISBURSEMENTS.

        (a) DISBURSEMENTS. During the Commitment Period, the Borrower may request a Disbursement of a Loan by delivering to the Administrative Agent a Disbursement Request, duly completed with all required information and executed by an Authorized Officer of the Borrower, together with copies of or proper references or identification to the Invoices to be paid with the proceeds of such Loan, not later than 10:00 a.m., New York time, at least three (3) Business Days prior to the Disbursement Date requested in such Disbursement Request. Each Disbursement Request shall specify the Disbursement Date for such Disbursement, the principal amount to be disbursed and whether the Loan to be disbursed is a Tranche A Loan, Tranche B Loan or Tranche C Loan. During any one calendar month of the Commitment Period, the Borrower shall not request, and the Lenders shall not make, more than one (1) Disbursement per Tranche. Each Disbursement shall be in an amount of not less than One Million Dollars (US$1,000,000) per Tranche. The Disbursements for each Tranche to be made in a given month shall be made on the same date.

               (1) Upon receipt of the corresponding documentation and subject to the limitations set forth herein, the Administrative Agent shall promptly give each Lender of each Tranche notice of the proposed Disbursement under such Tranche, of such Lender's proportionate share thereof and of the other matters required by Section 2.3(a) to be specified in the Disbursement Request.

               (2) Not later than 10:00 a.m. (New York time) on the date specified in each Disbursement Request, each Lender shall make available in Dollars and in immediately available funds at the office of the Administrative Agent its pro rata share of each Disbursement of such Lender's Tranche requested; provided, however, that in the case of a Tranche B Loan where Sirti is the Tranche B Lender, the Disbursement of such Loan may be effected by the appropriate book entries by the Administrative Agent, Nortel Argentina, the Borrower and Sirti if so agreed by such Persons.

               (3) Not later than 3:00 p.m. (New York time) (to the extent of funds actually received by the Administrative Agent at or prior to 12:00 noon), the Administrative Agent shall disburse the funds in accordance with
Section 2.3(b).

               (4) In the event that any Lender shall fail to make available to the Administrative Agent such Lender's portion of any Disbursement as provided in Section 2.3(a)(2), the Administrative Agent shall disburse the funds it has received from other Lenders of the same Tranche pursuant to the procedures set forth in Section 2.3(b); provided, that nothing in this Section 2.3(a)(4) shall relieve or be deemed to relieve such defaulting Lender or any other Lender from their respective obligations to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

        (b) PAYMENT. Except as otherwise provided in Section 6.2(h) and (in the case of Tranche B Loans where Sirti is the Lender) Section 2.3(a)(2), the proceeds of each Disbursement shall be paid for the account of the Borrower by wire transfer of such amounts to the account designated by Nortel or Nortel Argentina which shall be set forth in the Disbursement Request relating to such Disbursement. The Borrower hereby acknowledges that the Borrower shall be deemed to have received the funds upon the disbursement by the Administrative Agent of such funds pursuant to the procedures set forth in this Section 2.3.

        (c) CONSOLIDATION. On each Consolidation Date, (i) all Loans of the same Tranche disbursed since the immediately preceding Consolidation Date (or, in the case of the first Consolidation Date, all Loans of the same Tranche disbursed prior thereto) shall be consolidated into a single Loan of the respective Tranche. To this end, the Borrower shall deliver to the Administrative Agent, before 10:00 a.m., New York time, at least six (6) Business Days prior to each Consolidation Date a notice of consolidation substantially in the form of Exhibit E, which notice shall indicate the amount of the Loans to be consolidated.

        (d) REGISTER. The Administrative Agent shall maintain at its address a register (the "REGISTER") on which it shall record, from time to time, the names and addresses of the Tranche

A Lenders, Tranche B Lenders and Tranche C Lenders, the Commitment under each Tranche of each Lender, the amount and Tranche of the Loans made by each Lender and each repayment and prepayment in respect of the Loans of each Lender. The entries made on the Register shall, to the extent permitted by Applicable Law, be prima facie evidence of the existence and amounts of the Obligations therein recorded, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or Note hereunder as the owner thereof for all purposes of this Agreement, notwithstanding any notice to the contrary; provided, however, that the failure of the Administrative Agent to maintain the Register or any error therein shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans of such Lender in accordance with the terms of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.


SECTION 2.4    NOTES.

        (a) EXECUTION AND DELIVERY. The Borrower's obligation to pay the principal of, and interest on, each Loan made by each Lender shall be evidenced by a Note duly executed and delivered by the Borrower to the Administrative Agent and payable to the order of the relevant Lender. Each Note shall be entitled to the benefits of this Agreement and the other Financing Documents and (subject to variations in form approved by the Agents as provided in the definition of "NOTE" contained herein) shall (1) be dated the respective Disbursement Date; (2) be in a stated principal amount equal to such Lender's pro rata share of the requested Disbursement; (3) be payable in installments as provided in Section 3.1; and (4) bear interest as provided in
Section 3.3. The Administrative Agent shall deliver to each Lender each Note payable to such Lender.

        (b) DELIVERY OF EXECUTION COPIES. By 10:00 a.m. New York time on the day three (3) Business Days prior to each Disbursement Date and each Consolidation Date, the Administrative Agent shall provide the Borrower with execution copies of all Notes required to be issued by the Borrower on such Disbursement Date or Consolidation Date which Notes shall contain the dates, denominations and payees of the Notes evidencing the corresponding Loans.

        (c) FAILURE TO DELIVER EXECUTION COPIES. If the Administrative Agent shall fail to timely deliver to the Borrower the execution copies of any Notes required to be issued by the Borrower in accordance with Section 2.4(b), then, notwithstanding the provisions of Section 6.3(b), the Borrower shall be required to promptly sign and return copies of such Notes by facsimile to the Administrative Agent and to deliver the executed originals of such Notes for the Administrative Agent's receipt by 10:00 a.m. New York time on the day two
(2) Business Days following the receipt by the Borrower of execution copies of such Notes.

        (d) EXCHANGE. Notes evidencing Loans consolidated under Section 2.3(c) shall be executed and delivered to the Administrative Agent, but shall only be released to any Lender upon the exchange of the existing Notes held by such Lender.

        (e) RELEASE. Subject to Section 2.4(d), each Note shall be surrendered to the Borrower against final payment thereof on the Maturity Date or such earlier date as the Loans are paid in full.

        (f) INTERPRETATION. In the event of any inconsistencies between this Agreement and any Note, the terms of this Agreement shall control; provided, however, that nothing in this clause (f) shall limit the rights of any Lender to bring any action or enforce its rights or remedies under any Note.


SECTION 2.5    VOLUNTARY TERMINATION OR REDUCTION OF THE COMMITMENT AMOUNT.

        (a)    VOLUNTARY TERMINATION OR REDUCTION.

        The Borrower may, upon not less than three (3) Business Days' (but not more than thirty (30) days') prior notice to the Administrative Agent, terminate or permanently reduce any or all of the Tranche A Commitment Amount, Tranche B Commitment Amount or Tranche C Commitment Amount by an aggregate amount of ten million Dollars (US$10,000,000) or a higher integral multiple of one million Dollars (US$1,000,000); provided, that any such reduction or termination shall be subject to the Administrative Agent's receipt of a certificate of the Borrower evidencing that the Borrower has sufficient funds available to complete the Project.

        (b)    MANDATORY REDUCTION.

        The Tranche A Commitment Amount and/or the Tranche C Commitment Amount shall be automatically and permanently reduced upon the effective date of the termination by the Borrower and its Affiliates of the Supply Agreement in accordance with its terms, in an amount equal to the portion of the respective Commitment Amount which remains unapplied to purchases under the Supply Agreement as of such effective date (less the amount of purchase orders which remain unfilled as of such date).

        (c)    GENERAL.

        Once reduced in accordance with this Section 2.5, the Commitment Amount may not be reinstated. Any reduction of the Tranche A Commitment Amount, Tranche B Commitment Amount or Tranche C Commitment Amount shall be applied pro rata to each Lender's share of the Commitment Amount of the respective Tranche. All accrued and unpaid Commitment Fees corresponding to the amount of the Commitment Amount reduced or terminated to the effective date of any such reduction or termination shall be paid by the Borrower on the effective date of such reduction or termination.


SECTION 2.6    LOANS MADE AT REQUEST OF LENDERS.

        Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall, at the request of Nortel or any Lender that is an Affiliate of Nortel (collectively, the "NORTEL LENDERS") so long as the Nortel Lenders and Sirti are the only Lenders with

Commitments hereunder, cause Loans to be advanced by the Lenders for and on behalf of the Borrower whether or not (i) any Disbursement Request is given in accordance with Section 2.3(a), (ii) any of the conditions precedent set forth in Section 6 hereof are satisfied, (iii) any Default or Event of Default exists, or (iv) any other fact or circumstance exists, if the Nortel Lenders shall have given three Business Days' prior written notice to the Administrative Agent and Borrower of the Nortel Lenders' desire to cause the Lenders to make such Loans, and all proceeds of such Loans are used to pay the purchase price of Equipment that has not been disputed and that has not been paid when due or will become due on or after the date of the Loan that is to be made pursuant to this Section.


               SECTION 3. PAYMENT OF PRINCIPAL , INTEREST AND FEES


SECTION 3.1    REPAYMENT OF PRINCIPAL.

        The principal amount of each Loan shall be repaid by the Borrower in eleven (11) consecutive semi-annual installments on the Principal Repayment Dates, provided that the final installment shall be payable on the Maturity Date. The amount of each installment shall be equal to the aggregate principal amount of all Loans outstanding as of the Principal Repayment Date on which such installment is payable, divided by the number of Principal Repayment Dates, including such Principal Repayment Date, which have not yet occurred.


SECTION 3.2    PREPAYMENTS.

        (a)    MANDATORY PREPAYMENTS.

        The Borrower shall prepay the principal amount of the Loans, in whole or in part, together with interest accrued thereon to the date of prepayment (each such prepayment, a "PREPAYMENT") upon the occurrence of any of the following events, as follows:

               (1) ILLEGALITY. The Borrower shall make Prepayments on the dates and in the amounts specified in Section 5.3(b) if so required pursuant to such Section.

               (2) PREPAYMENT EVENTS. The Borrower shall make Prepayments upon the receipt of Net Proceeds in respect of any Prepayment Event in an amount equal to the product of such Net Proceeds multiplied by the Prepayment Quotient in effect as of the date of receipt of such Net Proceeds; provided, however, that in the case of a Prepayment Event consisting of a casualty or other insured damage, the Borrower shall not be subject to such prepayment obligation (i) if the property that was the subject of such casualty or damage is subject to a Lien permitted under paragraph (l) of the definition of "Permitted Liens" and the Person secured by such Lien is named as the loss payee of the insurance proceeds payable with respect to such casualty or damage, or (ii) if within the period of thirty (30) days following the receipt of such Net Proceeds the Borrower (A) notifies the Administrative Agent that it intends to reinvest such Net Proceeds within the six (6) months thereafter in the payment of the costs of repairing, restoring, rebuilding or replacing the portion of the property that was the subject of such casualty or damage; and (B) certifies that such repair, restoration, rebuilding or replacement will be completed within a period of six (6) months from the occurrence of the relevant casualty event; and provided further, that if the Net Proceeds from such a casualty event or damage exceed ten million Dollars (US$10,000,000), the full amount thereof shall be paid to the Intercreditor Agent to be held by the Intercreditor Agent in the Net Proceeds Account and shall be released by the Intercreditor Agent to or at the direction of the Borrower as and when required for payment of such costs of repair, restoration, rebuilding or replacement.

               (3) PREPAYMENT UNDER IMPSAT INDENTURES. Concurrently with the making of any voluntary or mandatory prepayment in respect of the securities issued pursuant to any of the IMPSAT Indentures (not including any voluntary or mandatory prepayment made in connection with the refinancing of the aggregate principal and interest due under such securities), the Borrower shall make a Prepayment in an amount which bears to the aggregate principal amount of the Loans then outstanding the same ratio as the amount of the prepayment of the relevant securities bears to the aggregate principal amount of such securities then outstanding.

               (4) EXCESS CASH FLOW OF THE BORROWER. Within fifteen (15) Business Days after the Borrower shall have submitted to the Administrative Agent its annual financial statements pursuant to Section 8.1(a) in respect of any fiscal year of the Borrower ending after the Commitment Termination Date, the Borrower shall make a Prepayment in an aggregate amount equal to the sum of (i) 27.5% of the Borrower's Adjusted Excess Cash Flow for such fiscal year, plus (ii) the product of 72.5% of the Borrower's Adjusted Excess Cash Flow for such fiscal year, multiplied by the Prepayment Quotient in effect on the date of the submission of the Borrower's annual financial statements for such year to the Administrative Agent.

               (5) BORROWER CAPITAL MARKETS TRANSACTIONS. The Borrower shall make a Prepayment upon its receipt of the Net Proceeds of any Borrower Capital Markets Transaction (other than any Borrower Capital Markets Transaction effected after December 31, 2002 the Net Proceeds of which are used to refinance or pay the securities issued pursuant to the 2003 Indenture) equal to the sum of (i) 37.5% of such Net Proceeds, plus (ii) the product of 62.5% of such Net Proceeds, multiplied by the Prepayment Quotient in effect on the date of the Borrower's receipt of such Net Proceeds; provided, however, that in the event of any such Borrower Capital Markets Transaction which is commenced after December 31, 2002 or, if earlier, the date of completion of the application of the Net Proceeds of Replacement Notes in accordance with
Section 13.4, the amount of the Prepayment required by this section shall be equal to the product of the Prepayment Quotient in effect as of the date of receipt of such Net Proceeds, multiplied by twenty five percent (25%) of either (x) such Net Proceeds plus the Borrower's projected Excess Cash Flow or
(y) such Net Proceeds minus the Borrower's projected Negative Cash Flow, calculated, in each case, on a pro forma basis, for the four (4) fiscal quarters following the fiscal quarter during which such Net Proceeds are received; provided, however, that such percentage shall be fifty percent (50%) after December 31, 2002. The Prepayment contemplated in this paragraph shall not apply to an offering or placement of debt securities which are purchased and held exclusively by IMPSAT, but shall apply to any secondary offering or placement of such securities.

               (6) IMPSAT CAPITAL MARKETS TRANSACTION. The Borrower shall make a Prepayment upon IMPSAT's receipt of the Net Proceeds of any IMPSAT Capital Markets Transaction (other than any IMPSAT Capital Markets Transaction effected after December 31, 2002 the Net Proceeds of which are used to refinance or pay the securities issued pursuant to the 2003 Indenture) in accordance with Section 13.4; provided, however, that in the event of any such IMPSAT Capital Markets Transaction (other than any issuance of Replacement Notes) which is commenced after December 31, 2002 or, if earlier, the date of completion of the application of the Net Proceeds of Replacement Notes in accordance with Section 13.4, the amount of the Prepayment required by this Subsection 3.2(a)(6) shall be equal to the product of the Alternative Prepayment Quotient in effect on the date of IMPSAT's receipt of such Net Proceeds, multiplied by twenty five percent (25%) of either (i) such Net Proceeds plus IMPSAT's projected Excess Cash Flow or (ii) such Net Proceeds minus IMPSAT's projected Negative Cash Flow, calculated, in each case, on a pro forma basis, for the four (4) fiscal quarters following the fiscal quarter during which such Net Proceeds are received; provided, however, that such percentage shall be fifty percent (50%) after December 31, 2002.

               (7) IRUs. Promptly after the Borrower's receipt of the Net Proceeds of each Permitted IRU (or, in the case of a Permitted IRU payable in more than one payment, after receipt of the first payment), the Borrower shall make a Prepayment in an amount equal to the product of the Prepayment Quotient in effect on the date of the Borrower's receipt of such Net Proceeds, multiplied by 125% of the IRU Cost of such Permitted IRU. In the case of IRUs other than Permitted IRUs (except the Global Crossing IRU), promptly after the Administrative Agent's approval of the creation of an IRU pursuant to Section 8.2(j), the Borrower shall make a Prepayment upon its receipt of the Net Proceeds of such IRU in an amount equal to the product of the Prepayment Quotient in effect on the date of the Borrower's receipt of such Net Proceeds, multiplied by the sum of (i) the cost (including the cost of design, development, construction, improvement, installation and integration) of the item of property or assets in respect of which the IRU is granted plus (ii) an amount of up to fifty percent (50%) of such cost, such amounts to be agreed by the Administrative Agent and the Borrower as a condition to the Administrative Agent's approval.

               All amounts required to be prepaid under this Section 3.2(a) shall be paid to the Administrative Agent promptly (but in any case within ten
(10) Business Days) after the receipt by the Borrower and/or its Affiliates of such amount.

        (b) OPTIONAL PREPAYMENTS. Upon not less than seven (7) Business Days prior written notice to the Administrative Agent, the Borrower may make a Prepayment without premium or penalty, on any Interest Payment Date, subject to the limitations imposed by Applicable Law, if any, provided that such Prepayment shall only be allowed if the amount thereof is equal to one million Dollars (US$1,000,000) or an integral multiple thereof, except that if the aggregate principal amount of the Loans then outstanding is less than one million Dollars

(US$1,000,000), the Borrower may prepay such aggregate principal amount. Upon receipt of such notice by the Administrative Agent, the Borrower's obligation to make such Prepayment shall be irrevocable and binding.

        (c) ORDER OF APPLICATION. All Prepayments under this Section 3.2 shall be applied in inverse order of scheduled future installment repayments of the Loans.


SECTION 3.3    INTEREST.

        (a) INTEREST RATE. The Borrower shall pay to the Lenders interest on the outstanding principal amount of each Loan on each Interest Payment Date, for the period commencing on the Disbursement Date of such Loan until such Loan is paid in full, at a rate per annum equal to LIBOR determined for each Interest Period of such Loan, plus the number of basis points indicated below or, if such Loan shall have been converted to a Prime Loan pursuant to
Section 3.3(b), at a rate per annum equal to the Prime Rate plus the number of basis points indicated below.




--------------------------------------------------------------------------------
       INTEREST PERIOD         LIBOR LOAN BASIS POINTS  PRIME LOAN BASIS POINTS
--------------------------------------------------------------------------------
  First through sixth                    525                      311
--------------------------------------------------------------------------------

  Seventh and eighth                     600                      386
--------------------------------------------------------------------------------

  Ninth and tenth                        625                      411
--------------------------------------------------------------------------------

  Eleventh and thereafter                650                      436
--------------------------------------------------------------------------------



        (b) CONVERSION FROM LIBOR TO PRIME RATE. Notwithstanding, anything herein to the contrary, if, on or prior to the determination of LIBOR for any Interest Period, (1) the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that by reason of any event affecting the relevant market, quotations of interest rates for the relevant deposits are not being provided for purposes of determining LIBOR for such Interest Period; or (2) the Administrative Agent receives notice from the Required Lenders that by reason of any event generally affecting the London interbank market the LIBOR determined or to be determined for such Interest Period does not adequately and fairly reflect the cost to such Lenders of making or maintaining their affected Loans during such Interest Period (as conclusively certified by such Required Lenders), then the Administrative Agent shall give the Borrower and the Lenders prompt written notice thereof. If such notice is given, (i) any LIBOR Loans requested to be made on the first day of such Interest Period shall be made as Prime Loans; and (ii) any outstanding LIBOR Loans shall be converted, on the first day of such

Interest Period, to Prime Loans. The Administrative Agent shall use reasonable efforts to determine whether the circumstances which have caused such notice to be given continue to exist, and, if the Administrative Agent shall at any time determine that such circumstances no longer exist, it shall, as soon as practicable thereafter, notify the Borrower and the Lenders that the Administrative Agent is withdrawing such notice whereupon any then outstanding Prime Loan shall be converted to a LIBOR Loan.

        (c) DEFAULT INTEREST. Notwithstanding the provisions of Section 3.3(a), the Borrower shall pay to the Lenders interest at the Default Interest Rate on the unpaid principal amount, and on any other amount payable by the Borrower hereunder or under the Notes, which has not been paid in full when due (whether at stated maturity, by acceleration, prepayment or otherwise), for the period from and including the due date thereof to and including the date the same is paid in full (both before and after judgment), whether or not any notice of default in the payment thereof has been delivered. Interest payable under this Section 3.3(c) shall be compounded on any overdue amount at three (3) month intervals commencing on the date on which the default occurred.

        (d) COMPUTATION. Interest on all LIBOR Loans shall be computed on the basis of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) in the period for which payable. Interest on all Prime Loans shall be computed on the basis of a year of three hundred sixty-five/sixty-six (365/366) days and actual days elapsed (including the first day but excluding the last).


SECTION 3.4    FEES.

        (a) COMMITMENT FEE. The Borrower shall pay to the Administrative Agent for the account of the Lenders a non-refundable per annum fee ("COMMITMENT FEE") equal to three quarters of one percent (0.75%) of the daily average of the undisbursed portion of the Commitment Amount during the Commitment Period, computed on the basis of a year of three hundred sixty
(360) days and actual days elapsed (including the first day but excluding the last day other than the Commitment Termination Date) and payable in arrears on the last Business Day of each calendar quarter.

        (b) FRONT-END FEE. The Borrower shall pay to the Administrative Agent for the account of the Lenders on the Initial Disbursement Date a non-refundable one-time fee in an amount equal to one and one half percent (1.50%) of the Commitment Amount.


        (c) AGENTS' FEES. The Borrower shall pay (i) to the Administrative Agent an annual fee of sixty thousand Dollars (US$60,000) and (ii) to the Collateral Agent the reasonable and customary fee charged by the Collateral Agent for acting in such capacity as shall be agreed between the Borrower and the Collateral Agent, such fees to be payable in advance to the respective Agent.

SECTION 3.5    NATURE OF PAYMENTS.

        All payments under this Agreement and under the Notes shall be paid on the dates when due without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived. Such payments shall be made in Dollars and in immediately available funds, without setoff, recoupment, counterclaim, or any other deduction of any nature.


SECTION 3.6    PAYMENT PROCEDURES.

        (a) DEPOSIT ACCOUNT. All payments hereunder and under the Notes shall be made to the Administrative Agent for the ratable account of each Lender entitled thereto, in Dollars by wire transfer of immediately available funds to the Administrative Agent's account indicated below, or such other account as the Administrative Agent may designate to the Borrower in writing (the "DEPOSIT ACCOUNT"), not later than 1:00 P.M. New York time on the date when due.

               Administrative Agent's Deposit Account:
               Citibank N.A. New York
               Swift Number CITIUS33
               ABA # 021000089
               For Credit to the account of Nortel Networks Limited Account #38545364

        Any payments under this Agreement that are made later than 1:00 p.m. (New York time) shall be deemed to have been made on the next succeeding Business Day.

        (b) BUSINESS DAYS. Whenever any payment to be made hereunder or under any Note shall be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, provided, that should such next succeeding Business Day fall in the next calendar month, such due date shall be the immediately preceding Business Day.


SECTION 3.7    ADMINISTRATIVE AGENT'S DETERMINATION.

        Any determination made by the Administrative Agent as to the interest rate, the Default Interest Rate, and the amounts of interest, principal and other amounts due hereunder shall be conclusive in the absence of manifest error.


SECTION 3.8    PAYMENTS PRO RATA.

        (a) PRO RATA. The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any amount due and payable by the Borrower hereunder, except as otherwise expressly provided herein, it shall distribute such payment to the Lenders pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

        (b) EXCESS PAYMENTS. Each of the Lenders agrees that, if it should receive any payment hereunder (either by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, or otherwise), which is applicable to the payment of the principal of or interest on the Loans or the fees, with the result that such Lender receives a greater proportion of the amount then due to it hereunder than any other Lender receives in respect of the amount due to such other Lender hereunder, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the Borrower to such other Lenders in such amount as shall result in a proportional participation by all the Lenders in such payment; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, without interest.


            SECTION 4. PAYMENT IN DOLLARS; EVENT OF SOVEREIGN RISK


SECTION 4.1    OBLIGATION TO PAY IN DOLLARS; JUDGMENT CURRENCY.

        This is an international transaction in which the specification of Dollars and payment in the place specified pursuant to this Agreement (the "SPECIFIED PLACE OF PAYMENT"), is of the essence, and Dollars shall be the currency of account in all events. The Obligations of the Borrower shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to Dollars and transferred to the Specified Place of Payment under normal banking procedures does not yield the amount of Dollars in the Specified Place of Payment due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency (the "SECOND CURRENCY"), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Lenders could purchase Dollars with the Second Currency on the Business Day next preceding that on which judgment is rendered. The obligation of the Borrower in respect of any such sum due to the Lenders hereunder or under the Notes shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by the Lenders of any sum adjudged to be due hereunder or under the Notes in the Second Currency, the Lenders may in accordance with normal banking procedures purchase and transfer to the Specified Place of Payment Dollars with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify the Lenders against, and to pay the Lenders on demand in Dollars, any difference between the sum originally due to the Lenders in Dollars and the amount of Dollars so purchased and transferred (including, without limitation, all costs and expenses of the Lenders incurred in connection therewith, such as transfer taxes, commissions and fees).

SECTION 4.2    EVENT OF SOVEREIGN RISK.

        Without prejudice to Section 4.1, in the event that not less than three (3) Business Days before any payment is due hereunder any Lender notifies the Administrative Agent that an Event of Sovereign Risk has occurred and is continuing, the Administrative Agent shall notify the Borrower and each Lender of the occurrence of such event and the Borrower shall at its own expense and at each Lender's sole option (which option shall be deemed to be that set forth in Section 4.2(b) below unless notice shall have been received from such Lender as described in Section 4.2(b) or (c) below):

        (a) DOLLARS. Obtain the required amount of Dollars through (1) the sale of Bonos Externos de la Republica Argentina, Series 1989 ("BONEX") or of any other public or private bond or tradable security, (2) the purchase of Dollars in New York, with whatever legal tender, or (3) failing both (1) and
(2), any other legal mechanism for the acquisition of Dollars in any exchange market; or

        (b) BEST FIRM BID PRICE. If a Lender shall have notified the Administrative Agent and the Borrower prior to a date of payment that its option shall be that set forth in this Section 4.2(b), make the required payment in the city of Buenos Aires, Argentina, by the delivery of, at such Lender's sole option, (1) Bonex, (2) Argentine Floating Rate Bonds ("FRBs"),
(3) Argentine Par Bonds ("PAR BONDS") or (4) any other securities exchangeable for Bonex, FRBs or Par Bonds in accordance with Argentine regulations, which, in any of cases (1) through (4) if sold at the best firm bid price quoted, for the relevant amount, on the date of payment in New York by the Reference Dealers would cause such Lender to receive, after taxes, fees, commissions and any other costs, an amount of Dollars equal to the amount required to be paid by the Borrower for the account of such Lender on such payment date (for purposes of this Section 4.2(b), the "best firm bid price" shall be determined on the basis of quotes obtained from the Reference Dealers and, if only one quote is obtained, on the basis of such quote; and "REFERENCE DEALERS" shall mean The Chase Manhattan Bank, Banque Nationale de Paris, JP Morgan and Merrill Lynch & Co. or, if none of the foregoing is quoting a firm bid price for such payment date, then the "Reference Dealers" shall be those dealers (which may be as few as one dealer) selected by such Lender to be Reference Dealers for the purposes of this Section 4.2(b)); or

        (c) DEFERRAL. If a Lender shall have notified the Administrative Agent and the Borrower prior to a date of payment that its option shall be that set forth in this Section 4.2(c), defer payment of the amount due as specified in such notice until the earlier of (1) the date which is one Business Day following the date on which such Lender shall, in its sole discretion, notify the Administrative Agent and the Borrower that such Event of Sovereign Risk is no longer in effect, or (2) the date (which date shall be not more than ninety (90) calendar days following the date on which the payment was originally due) on which such Lender shall notify the Administrative Agent and the Borrower that payment is to be made in accordance with the procedure outlined in either Section 4.2(a) or (b) above, as such Lender shall elect. If a payment obligation of the Borrower is so deferred pursuant to this Section 4.2(c), then the period between the original payment date and the deferred date for payment determined in accordance with the first sentence of this Section 4.2(c) (the "DEFERRED PAYMENT DATE") shall be the "SOVEREIGN EVENT DEFERRAL PERIOD", which shall also constitute an "Interest Period" for purposes of such Lender's Loan(s) and Note(s). If such Lender shall subsequently provide notice that the Borrower is to make payment as specified in (x) Section 4.2(c)(1) above or (y) Section 4.2(c)(2) above pursuant to an election to apply the mechanism set forth in
Section 4.2(a) above (which subsequent notice shall specify the Dollar amount due on the Deferred Payment Date concerned), then the Borrower shall make payment in Dollars of all outstanding amounts due hereunder (including, without limitation, interest accrued during the Sovereign Event Deferral Period) on such Deferred Payment Date in accordance with the terms of this Agreement. Alternatively, if such Lender shall subsequently provide notice that the Borrower is to make payments pursuant to the mechanism set forth in
Section 4.2(b) above (which subsequent notice shall specify the Dollar amount due on the Deferred Payment Date concerned, as well as the securities to be used for payment and the account in Argentina to which such securities are to be delivered), then the Borrower shall make payment of all outstanding amounts due hereunder (including, without limitation, interest accrued during the Sovereign Event Deferral Period) on such Deferred Payment Date in accordance with such Lender's notice.

        (d) ACCRUAL OF INTEREST UNAFFECTED. Payments made in accordance with this Section 4.2 shall include any amounts required to be paid under
Section 5.2. Any undertaking of operations to obtain Dollars according to this
Section 4.2 shall not affect the accrual of interest (including default interest) in accordance herewith. Nothing in this Section 4.2 shall impair any of the rights of the Agents or the Lenders under this Agreement or be construed to entitle the Borrower to refuse to make payments hereunder in Dollars for any reason whatsoever, including, without limitation, any of the following:

                      (1) the purchase of Dollars in Argentina by any means becomes more onerous or burdensome for the Borrower than as of the date hereof; and

                      (2) the exchange rate in force in Argentina for the conversion of Pesos to Dollars changes significantly from that in effect as of the date hereof.


                   SECTION 5. FUNDING AND YIELD PROTECTION


SECTION 5.1    TAXES.

        (a) PAYMENT NET OF TAXES. Any and all payments by the Borrower in respect of amounts due under this Agreement, the Notes and any other Financing Document shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes (including, without limitation, income taxes, value added taxes, sales taxes, use taxes, stamp or documenting taxes, excise taxes, property taxes and asset taxes), duties, levies, fees, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, of whatever nature now or hereafter imposed, assessed or levied by any Argentine Governmental

Authority or by any other Governmental Authority from or through which any payment is made hereunder or under the other Financing Documents ("TAXES"), except income or franchise taxes imposed on any Lender by the laws of the jurisdiction, whether federal, state or local, in which it is resident or organized ("EXCLUDED TAXES"). If any Taxes, other than any Excluded Taxes, are required by Applicable Law to be withheld or deducted from or in respect of any sum payable under this Agreement, the Notes or any other Financing
Document:

               (1) the Borrower shall pay such additional amount as may be necessary to ensure that after reduction for all required withholdings or deductions for Taxes, other than Excluded Taxes (including withholdings or deductions applicable to additional sums payable under this Section 5.1), the net amount actually received by the Lenders free and clear of such withholding or deduction is equal to the amount the Lenders would have received had no such withholdings or deductions been made;

               (2)    the Borrower shall make such withholdings or deductions;
and

               (3) the Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authorities in accordance with the Applicable Laws and prior to the date on which penalties attach thereto.

        (b) INDEMNITY. The Borrower shall indemnify and hold the Agents and the Lenders harmless from and against, and shall reimburse the Lenders on demand for, the full amount of Taxes (including, without limitation, any Taxes imposed on amounts payable under this Section 5.1) paid by the Lenders other than Excluded Taxes, and for any loss, liability, claim or expense (including penalties, interest, and legal fees) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted, and which the Agents or the Lenders may incur at any time arising out of, or in connection with, any failure of the Borrower to make any payment of such Taxes when due.

        (c) OTHER TAXES. The Borrower shall pay all Taxes (including notary public and filing fees), other than Excluded Taxes, associated with the execution, delivery, filing, recording, or registration of, or foreclosure with respect to, this Agreement, the Notes and the other Financing Documents, and shall indemnify and hold the Agents and the Lenders harmless from and against any and all liabilities with respect to, or resulting from, any failure or delay in paying such Taxes.

        (d) SURVIVAL. Without prejudice to the survival of any other agreement of the Borrower hereunder, the Obligations of the Borrower under this Section 5.1 shall survive the payment in full of all principal and interest hereunder and under the Notes.

        (e) TAX RECEIPTS. Within thirty (30) days after the date of any payment of Taxes required to be made under this Section 5.1, the Borrower shall furnish to the Administrative Agent a copy of any official tax receipts evidencing such payment.

SECTION 5.2    FUNDING BREAKAGE COSTS.

        If the Lenders incur any costs, expenses or losses as a result of (a) any failure by the Borrower to borrow after giving the Administrative Agent a Disbursement Request; (b) any payment, including any payment due on acceleration, by the Borrower on a date other than an Interest Payment Date; or (c) any failure by the Borrower to make any Prepayment after the Borrower has given the notice required hereunder regarding such Prepayment, then, in any such event, the Borrower shall pay or cause to be paid, in Dollars, to the Administrative Agent for the account of the Lenders the amount which the Administrative Agent shall notify the Borrower as being the aggregate of such costs, expenses and losses (collectively, the "FUNDING BREAKAGE COSTS"). The certificate of the Administrative Agent setting forth in reasonable detail the amount of Funding Breakage Costs for which demand is made shall, in the absence of manifest error, be conclusive and binding as to the amount of such Funding Breakage Costs for all purposes. For purposes of this provision, each LIBOR Loan (and each related reserve, special deposit or similar requirement) conclusively shall be deemed to have been funded at the LIBOR applicable to such LIBOR Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Loan is in fact so funded.


SECTION 5.3    ILLEGALITY.

        (a) NOTICE AND SUSPENSION. If the introduction of any Applicable Law, or any change in any Applicable Law, or any change in the interpretation or administration of any Applicable Law, makes or has made it unlawful for a Lender or its applicable Lending Office to make or fund its Loans, then the Lender shall give notice thereof to the Borrower through the Administrative Agent, and the obligation of that Lender to make or fund its Loans shall be suspended until such Lender shall notify the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exists.

        (b)    PREPAYMENT. If, as a result of any circumstances set forth in
Section 5.3(a) it is unlawful for a Lender to maintain any Loan, the Borrower shall, upon receipt of notice of such determination and demand from such Lender (with a copy to the Administrative Agent), prepay in full the Loan of such Lender then outstanding, together with any accrued and unpaid interest thereon and any fees required to be paid under Section 3.4, on the next Interest Payment Date for such Loan following the date the notice is given; provided, however, that if such Lender notifies the Borrower that earlier Prepayment is necessary in order to enable such Lender to comply with such Applicable Law or change and specifies an earlier date for the Prepayment, the Borrower shall make the Prepayment on the date so specified together with any amounts required to be paid under Section 5.2.

        (c) LENDER'S DUTY TO MITIGATE. Before giving notice to the Administrative Agent under this Section 5.3, the affected Lender shall endeavor to designate a different Lending Office with respect to its Loan or endeavor in good faith to provide another structure for its Loan if such designation or alternative structure will avoid the need for giving such notice or making such demand and will not, in the Lender's sole determination, be illegal or cause such Lender to suffer any economic, legal, regulatory or other disadvantage.


SECTION 5.4    INCREASED COSTS AND YIELD PROTECTION.

        (a) NOTICE; ADDITIONAL PAYMENTS. If due to either (1) the introduction of, any change in, or any change in the interpretation or administration by any competent authority of, any Applicable Law, or (2) the compliance by a Lender with any guideline or request from any central bank or any other Governmental Authority (whether or not having the force of law), in each case, made subsequent to the date of this Agreement, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining its Loan, then such Lender shall notify the Administrative Agent and the Borrower accordingly, and the Borrower shall pay to the Administrative Agent for the account of such Lender, such additional amounts as are sufficient to compensate such Lender for such increased costs; provided, that any such additional amounts shall not duplicate any amounts payable by the Borrower under Section 5.3.

        (b) CAPITAL ADEQUACY REGULATIONS. If (1) the effectiveness of any Capital Adequacy Regulation, (2) any change in any Capital Adequacy Regulation, (3) any change in the interpretation or administration of any Capital Adequacy Regulation by any competent authority, including with respect to compliance by a Lender (or its Lending Office) or any corporation controlling the Lender with any Capital Adequacy Regulation, in each case, made subsequent to the date of this Agreement, affects the amount of capital required or expected to be maintained by such Lender (or its Lending Office) or any corporation controlling such Lender and, after taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and otherwise anticipated return on capital, such Lender determines that the amount of such capital is increased as a consequence of its Commitment, Loans and other obligations under this Agreement, then the Borrower, upon receipt from such Lender (through the Administrative Agent) of a demand for payment of additional amounts, shall pay to such Lender additional amounts sufficient to compensate such Lender, the Lending Office or the corporation for the increased cost to such Lender, Lending Office or other corporation or the reduction in the rate of return to such Lender, Lending Office or other corporation on its capital caused by its compliance with such Capital Adequacy Regulation, provided, however, that any such additional amounts shall not duplicate any amounts payable by the Borrower under Section 5.4(a).

        (c) LENDER'S DUTY TO MITIGATE. Before giving notice to the Administrative Agent under this Section 5.4, the affected Lender shall endeavor to designate a different Lending Office with respect to its Loan if such designation will avoid the need for giving such notice or making such demand and will not, in the Lender's sole determination, be illegal or cause such Lender to suffer any economic, legal, regulatory or other disadvantage.

                   SECTION 6. DELIVERIES; CONDITIONS PRECEDENT


SECTION 6.1     CONCURRENT DELIVERIES.

        Concurrently with the execution of this Agreement, the Borrower has delivered, or caused to be delivered to the Administrative Agent an original or certified copy of each of (a) the executed Turnkey Contract, (b) the Business Plans, (c) the executed Nortel Brazil Financing Agreement and (d) the executed Brazil Turnkey Contract.


SECTION 6.2     CONDITIONS PRECEDENT TO INITIAL DISBURSEMENT; CLOSING.

        The obligations of the Lenders to make the initial Disbursement is subject to (i) the conditions precedent contained in Section 6.3 and (ii) the delivery to the Administrative Agent on the Closing Date of the following documents, each in form and substance satisfactory to the Administrative Agent:

        (a) PROJECT DOCUMENTS. An original executed counterpart of each of the IMPSAT Guarantee and the Supply Agreement.

        (b) BRAZIL FINANCING DOCUMENTS. An original or certified copy of the executed Brazil Guarantee.

        (c) OFFICER'S CERTIFICATES. Certificates, dated the Closing Date, signed by an Authorized Officer of IMPSAT and the Borrower, respectively, and certifying the authenticity of IMPSAT's and the Borrower's respective Charter Documents and corporate resolutions attached thereto and indicating IMPSAT's and the Borrower's current officers, their respective signatures and their corporate authority.

        (d) CAPITALIZATION. A certificate dated the Closing Date signed by an Authorized Officer of the Borrower certifying that, as of the Closing Date, the Borrower's Paid in Capital is equal to or greater than the equivalent in Pesos of twenty six million four hundred forty five thousand Dollars (US$26,445,000) (determined according to U.S. GAAP), such certificate to be accompanied by original or certified copies of the following documents: (i) evidence of the Borrower's receipt of an irrevocable contribution on account of a future capital increase made by IMPSAT in the amount of US$50,000,000 (fifty million Dollars) (the "IMPSAT CAPITAL CONTRIBUTION"); (ii) the minutes of the Borrower's Board of Directors accepting the IMPSAT Capital Contribution and calling for a shareholders meeting to consider the Borrower's capital increase in the amount of the IMPSAT Capital Contribution (the "BORROWER CAPITAL INCREASE") and (iii) the written undertaking of IMPSAT containing its irrevocable commitment not to withdraw, in whole or in part, or transfer or encumber any rights in respect of the IMPSAT Capital Contribution prior to the effective date of the Borrower Capital Increase.

        (e) IMPSAT BRAZIL CAPITALIZATION. The certificate of an Authorized Officer of IMPSAT Brazil required by Section 6.2(e) of the Nortel Brazil Financing Agreement.

        (f) LICENSES. Documents which evidence, to the satisfaction of the Administrative Agent, the Borrower's ownership of the Licenses and that the Licenses are in full force and effect.

        (g) OPINIONS OF COUNSEL. An opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Closing Date from each of:

                (1) Arnold & Porter, special U.S. Counsel to the Borrower, and

                (2)     Nicholson & Cano, Argentine Counsel to the Borrower.

        (h) PAYMENT OF FEES. A letter of instruction dated the Closing Date addressed to the Administrative Agent and signed by an Authorized Officer of the Borrower (1) setting forth a statement of all costs, fees, out-of-pocket expenses and other compensations and payments (including under any fee letters) due by the Borrower to Nortel or any other Lender on or before the initial Disbursement Date under or with respect to the Financing Documents and the Collateral, including all reasonable legal fees and expenses incurred by Nortel or its Affiliates under Section 11.1 (2) acknowledging and consenting to the payment of all such amounts, and (3) directing the payment of all such amounts by the Administrative Agent from the proceeds of the first Disbursement.

        (i) GOVERNMENTAL APPROVALS. Evidence that the following Governmental Approvals have been obtained and are in full force and effect, and all registrations, applications, tariffs, reports and other documents in connection therewith required to be filed and/or registered with any Person have been filed and registered:

                (1) All Governmental Approvals, if any, then necessary in connection with the execution, delivery or performance by the Borrower of this Agreement and any other Financing Documents to which the Borrower is a party;

                (2) All Governmental Approvals, if any, then necessary in connection with the exercise by the Administrative Agent, the Collateral Agent or any Lender of its rights or remedies under this Agreement or any other Financing Documents; and

                (3) All material Governmental Approvals (other than the Applicable Permits), if any, then necessary in connection with the continuing operation of the Telecommunications Business by the Borrower and its Subsidiaries and the implementation of the Project.

        (j) PROCESS AGENT. A letter from CT Corporation System, currently located at 111 Eighth Avenue, New York, New York 10011, in a form satisfactory to the Administrative Agent in its sole discretion, indicating its consent to its appointment as agent for service of process by the Borrower; and evidence that the fees of such agent have been paid in full for the period commencing on the date hereof until six (6) months after the Maturity Date.

        (k) INSURANCE. Certificates of all insurance required by Section 8.1(d), which certificates (1) state the names of the insurance companies, the amounts of the insurance, the dates of the expiration thereof and the properties and risks covered thereby,
(2) have been executed by an Authorized Officer of the respective insurer, and
(3) certify that all premiums and other payments have been timely paid and that such insurance is otherwise not subject to cancellation by the insurer during its term, except for nonpayment of premiums, in which case at least fifteen (15) days prior written notice of termination must be given to the Administrative Agent.

        (l)     BUSINESS PLANS. Copies of the Business Plans.


SECTION 6.3     CONDITIONS PRECEDENT TO ALL DISBURSEMENTS.

        The obligation of the Lenders to make any and all Disbursements (including the initial Disbursement) is subject to the satisfaction of the following conditions precedent on the relevant Disbursement Date to the satisfaction of the Administrative Agent:

        (a) DISBURSEMENT REQUEST. The Borrower shall have delivered to the Administrative Agent a duly completed and executed Disbursement Request.

        (b) NOTES. The Borrower shall have duly completed, executed, and delivered to the Administrative Agent a Note or Notes dated the applicable Disbursement Date and payable to the order of each Lender participating in such Disbursement, in the principal amount of the Loan to be made by such Lender on such date.

        (c) SECURITY DOCUMENTS. All Security Documents theretofore executed and delivered shall be in full force and effect and the Borrower shall have executed and delivered one or more Equipment Pledge Agreements or Security Reinforcements over the Equipment and Mortgage Deeds over the real property, if any, that has been acquired by the Borrower since the last Disbursement Date and is required to become part of the Collateral in accordance with this Agreement and all of such agreements and deeds which require registration with a Governmental Authority in order to perfect the Liens provided therein shall have been duly registered or filed for registration and a certified copy of the registered agreement or deed or of the official receipt or other document evidencing such filing, as the case may be, shall have been delivered to the Administrative Agent.

        (d) REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Borrower, any Subsidiary thereof or IMPSAT in the Financing Documents shall be true and correct in all material respects on and as of such Disbursement Date with the same force and effect as if made on and as of such Disbursement Date (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall have been true and correct as of such earlier date).

        (e) COVENANTS. The Borrower shall be in compliance with all covenants contained in Section 8 as of such Disbursement Date.

        (f) LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority shall be pending, or to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues which challenges the validity or legality of this Agreement or any other Project Agreement or any of the transactions contemplated hereby or thereby.

        (g) NO DEFAULTS. No Default or Event of Default shall exist hereunder and no default or event of default shall exist under any of the Brazil Agreements (regardless of whether or not there has been a notice of default or acceleration thereunder) on or as of such Disbursement Date.

        (h) MATERIAL ADVERSE CHANGE. Since the last Disbursement Date (or, in the case of the initial Disbursement, since the date hereof), no Material Adverse Change shall have occurred and be continuing.

        (i) INSURANCE. All insurance required to be maintained by the Borrower or its Subsidiaries pursuant to Section 8.1(d) shall be in full force and effect and all premiums due and payable as of such Disbursement Date shall have been paid in full.

        (j) LICENSES AND GOVERNMENTAL APPROVALS. All Licenses and all Governmental Approvals referred to in Section 6.2(i) shall be in full force and effect as of such Disbursement Date.

        (k) OTHER DOCUMENTS; OPINIONS. The Administrative Agent shall have received: (1) such other documents and evidence as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby; and
(2) if requested by the Required Lenders, a legal opinion or opinions, in form and substance satisfactory to the Administrative Agent, of counsel acceptable to the Administrative Agent, with respect to any matters incident to such Disbursement, including without limitation as to the due registration of the Security Documents then in effect.


SECTION 6.4     ENGLISH TRANSLATIONS.

        All Charter Documents and other documents and resolutions required to be delivered pursuant to this Agreement, the other Project Agreements, and the Licenses shall, if not in English, and if the Administrative Agent so requests, be accompanied by an English translation (which, if the Administrative Agent so requests, shall be a certified translation prepared by an Argentine certified translator) which the Administrative Agent shall have the right to rely upon for all purposes hereof and the other Project Agreements. All costs of translation shall be payable by the Borrower.


SECTION 6.5     TERMINATION BY THE LENDERS.

        In the event the conditions precedent to the initial Disbursement shall not have occurred on or before November 6, 1999, the Required Lenders shall have the right, by notice to the

Borrower through the Administrative Agent, to terminate this Agreement, without prejudice to the rights of the Lenders under Section 11 hereof. Any fees and expenses payable hereunder by the Borrower to the Lenders shall thereupon become immediately due and payable.


                   SECTION 7. REPRESENTATIONS AND WARRANTIES.

        The Borrower hereby represents and warrants to each Agent and each Lender that the statements contained in this Section 7 are true, correct and complete as of the date hereof and shall be true, correct and complete as of each Disbursement Date.


SECTION 7.1     CORPORATE STATUS.

        Each of the Borrower and its Subsidiaries and IMPSAT (a) is a sociedad anonima or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and
(b) has the power and authority to own its property and assets, to carry on its business in each jurisdiction in which it operates, and to incur Indebtedness and to create or suffer to exist Liens on its properties created under the Security Documents. IMPSAT is the holder, directly or indirectly, of at least ninety-five (95%) of the Capital Stock of the Borrower. Set forth on Schedule
7.1 hereto is a complete list of the Subsidiaries of IMPSAT and the Borrower, the jurisdiction of organization of each such Subsidiary and the amount and percentage of Capital Stock of each such Subsidiary owned by IMPSAT and the Borrower.


SECTION 7.2     CORPORATE POWER.

        (a) AUTHORITY. Each of the Borrower and IMPSAT and their respective Subsidiaries has full power and authority to enter into the Project Agreements to which it is a party or, when executed and delivered, it will become a party, all of which have been duly authorized by all proper and necessary corporate action, and has duly executed and delivered each such Project Agreement which has been entered into as of the date hereof or the applicable Disbursement Date, as the case may be.

        (b) VALIDITY AND ENFORCEABILITY. Assuming due execution and delivery thereof by the other parties thereto, each such Project Agreement constitutes, or when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower, IMPSAT and their respective Subsidiaries, as the case may be, enforceable against them in accordance with its terms, except, in each case, to the extent such enforceability may be restricted by bankruptcy, insolvency or similar Applicable Laws affecting the enforcement of creditors' rights generally or by general principles of equity.

SECTION 7.3     GOVERNMENTAL APPROVALS.

                (a) FINANCING DOCUMENTS. All Governmental Approvals that are required by the Borrower or any other party in connection with the execution, delivery or performance by, or enforcement against, the Borrower and any other party of this Agreement and all other Financing Documents to which the Borrower or such other party is a party have been obtained, are in full force and effect, and the Borrower and each such party is in compliance in all material respects with such Governmental Approvals.

               (b) OPERATIONS. All Governmental Approvals (other than the Applicable Permits) that are required by the Borrower or any other party to the Financing Documents in connection with the business, operations and activities of the Borrower and its Subsidiaries as now conducted or as contemplated by the Borrower Business Plan have been obtained.

                (c) NO PROCEEDINGS. There is no proceeding pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened against the Borrower or any other party to the Financing Documents that seeks to rescind, terminate, suspend, modify or otherwise affect any Governmental Approvals, in each case that would have a Material Adverse Effect.


SECTION 7.4     NO VIOLATION.

        Neither the execution, delivery or performance by the Borrower, IMPSAT or any of their respective Subsidiaries of any Project Agreement to which it is a party, nor the use by the Borrower of the proceeds of the Loans as contemplated by this Agreement:

                (a) will violate or conflict with any term or condition of any License or any Governmental Approval;

                (b) will contravene any material provision of any Applicable Law binding on the Borrower, IMPSAT or any of their respective Subsidiaries or any of their assets;

                (c) will conflict with, or be inconsistent with, or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Permitted Liens) upon any of the properties or assets of the Borrower, IMPSAT or any of their respective Subsidiaries pursuant to the terms of any indenture, mortgage, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower, IMPSAT or any such Subsidiary is a party or by which each such Person or any of its respective properties or assets are bound or to which they may be subject; or

                (d) will violate any provision of the Charter Documents of the Borrower, IMPSAT or any of their respective Subsidiaries;

except to the extent that any of the violations contained in clauses (c) and (d) above could not reasonably be expected to have a Material Adverse Effect.

SECTION 7.5     PROCEEDINGS.

        (a) NO PROCEEDINGS. There is no litigation, investigation or proceeding pending or, to the knowledge of the Borrower or IMPSAT after reasonable inquiry, threatened before any arbitrator or Governmental Authority, nor, to the knowledge of the Borrower after reasonable inquiry, any circumstances or conditions that might give rise to any such proceedings, which could reasonably be expected to have a Material Adverse Effect.

        (b) NO ORDERS. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or Governmental Authority
(1) purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Financing Documents, or (2) which could reasonably be expected to have a Material Adverse Effect.


SECTION 7.6     TAXES.

        The Borrower, IMPSAT and their respective Subsidiaries have timely filed all required returns and have paid all applicable taxes shown thereon to be due and payable except for such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which (a) adequate reserves have been established in accordance with U.S. or Argentine GAAP, as applicable, on the books of the Borrower, IMPSAT and such Subsidiaries, as the case may be, or (b) the aggregate amount of such unpaid taxes, assessments and charges is less than five hundred thousand Dollars (US$500,000).


SECTION 7.7     FINANCIAL STATEMENTS.

        (a) BALANCE SHEETS, ETC. Except as indicated in Schedule 7.16, the consolidated balance sheet of the Borrower and its Subsidiaries and the consolidated balance sheet of IMPSAT and its Subsidiaries as of December 31, 1998, 1999 and 2000 and March 31, 2001 and the related consolidated statements of income or operations, retained earnings and changes in financial position (or of cash flow, as the case may be) of each of the Borrower and IMPSAT for the fiscal year or period then ended, with (except for the balance sheet and related statements as of March 31, 2001) the opinion thereon of the Independent Auditor, are correct and fairly present the financial condition of the Borrower or IMPSAT and their respective Subsidiaries, as the case may be; and results of operations for the period covered thereby. The financial statements to be delivered pursuant to Section 8.1 hereof shall be correct and shall fairly present in all such cases the financial condition of the Borrower or IMPSAT, as the case may be, as of the dates thereof and the results of its operations for the periods ended on said dates, and all are or shall be prepared in accordance with U.S. GAAP.

        (b) NO LIABILITIES. Neither the Borrower nor IMPSAT had or will have on the dates of the financial statements referred to in Section 7.7(a) any material contingent liabilities, liabilities for taxes, or material losses from any commitments, except as specifically referred to, or reflected, or provided for, in said financial statements as at said dates.

SECTION 7.8     THE PROJECT.

        (a) BUSINESS PLANS. The Business Plans accurately state in all material respects all costs and expenses incurred and to be incurred in order to construct and finance the construction of the Network and the carrying out of the Project in the manner contemplated by the Project Agreements. All projections and budgets furnished or to be furnished to the Lenders by or on behalf of the Borrower and IMPSAT and the summaries of significant assumptions related thereto, including (without limitation) all information in the Business
Plans: (1) have been and will be prepared with due care; (2) fairly present, and will fairly present, in all material respects, the expectations of the Borrower and IMPSAT as to the matters covered thereby, (3) are based on, and will be based on, reasonable assumptions as to all factual and legal matters relative to the estimates therein; and (4) are and will be in all material respects consistent with the provisions of the Project Agreements and the Business Plans.

        (b) MATERIAL INFORMATION. There are no statements or conclusions in any of the projections or budgets which are based upon or include information known to the Borrower or IMPSAT to be misleading or which fail to take into account material information regarding the matters reported therein. Attached to this Agreement as Exhibit F is a true and complete list of the Project Agreements executed on or before June 11, 2001 and involving a consideration of one million Dollars (US$1,000,000) or more and, to the best knowledge of each of the Borrower and IMPSAT, no default has occurred thereunder.

        (c) PROJECT AGREEMENTS. Each Project Agreement (except for those purchase orders and other agreements which have been completed or terminated in accordance with their terms) is in full force and effect, none of the Borrower or any of its Affiliates is in default under any thereof and, to the best knowledge of the Borrower, no other party to any Project Agreement is in default under any thereof.


SECTION 7.9     ENVIRONMENTAL MATTERS.

        Each of the Borrower, its Subsidiaries and IMPSAT has duly complied with, and its business, operations, assets, equipment, property, leaseholds, and other facilities are in compliance with, all applicable Environmental Laws. None of the Borrower, its Subsidiaries or IMPSAT has, nor to the knowledge of the Borrower or IMPSAT after reasonable inquiry, has any other Person, released, discharged, generated, manufactured, produced, stored, or disposed of in, on, under, or about any sites of the Borrower, or transported thereto or therefrom, any hazardous material or Hazardous Substance that could reasonably be expected to subject the Lenders to any liability or the Borrower, its Subsidiaries or IMPSAT to any liability that could have a Material Adverse Effect. There is no proceeding pending against the Borrower, its Subsidiaries or IMPSAT, and to the best knowledge of the Borrower or IMPSAT after reasonable inquiry, no investigation or inquiry by any Governmental Authority is threatened or contemplated, with respect to the presence or release of hazardous materials or Hazardous Substances in, on, from, or to the sites of the Borrower.

SECTION 7.10    TRANSACTIONS WITH AFFILIATES.

        Except as disclosed in Schedule 7.10, none of the Borrower, IMPSAT or any of their respective Subsidiaries are parties to any contract, agreement or arrangement (whether or not in the ordinary course of business) with the Borrower, IMPSAT or another Subsidiary of the Borrower or IMPSAT that is not on an arms-length basis.


SECTION 7.11    INDEBTEDNESS.

        As of March 31, 2001, none of the Borrower, IMPSAT or their respective Subsidiaries is a party to or bound by any note or agreement with respect to Indebtedness other than the Indebtedness arising under this Agreement and the Indebtedness set forth in Schedule 7.11, which is a complete and accurate list of all Indebtedness of the Borrower, IMPSAT and their respective Subsidiaries, showing as of such date the outstanding (or potential) principal amount thereof, and there has been no material change in the amount or status of such Indebtedness as of such date.


SECTION 7.12    PROPERTIES.

        (a) TITLE. The Borrower or a Subsidiary of the Borrower (1) has good record and marketable title in fee simple (or the Argentine equivalent thereof) or valid leasehold interests in or rights of use with respect to, all real property used in the ordinary conduct of the Telecommunications Business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to interfere with the Borrower's ability to conduct such business as currently or expected or projected to be conducted or to utilize such properties for their intended purposes; and (2) is, or will be upon its acquisition thereof in accordance with the Nortel Contracts, the sole owner of the Collateral. The property of the Borrower, its Subsidiaries and IMPSAT is not subject to any Liens other than Permitted Liens (including those described on Schedule 7.12). The Borrower and the Subsidiaries have not created and are not contractually obligated to create any Lien, other than Permitted Liens or Liens to be created or permitted to be created under the Financing Documents to which they are a party, on or with respect to any of their assets, rights or revenues.

        (b) CONDITION. All assets material to the Telecommunications Business are in good repair, working order and condition (ordinary wear and tear excepted).

        (c) BANK ACCOUNTS. Each of IMPSAT, the Borrower and its Subsidiaries has full right and title to each of its bank accounts, and each such bank account is not subject to any Lien other than (1) banker's liens, rights of setoff or similar rights as to such deposit accounts or other funds maintained with such creditor depository institution or (2) Permitted Liens.

SECTION 7.13    INTELLECTUAL PROPERTY.

        The Borrower or IMPSAT owns all of the patents, trademarks, permits, service marks, trade names, copyrights, franchises and formulas, or rights with respect to the foregoing, used in the marketing of any of the Borrower's and its Subsidiaries' services (a list of which is attached as Schedule 7.13, as updated from time to time by notice to the Administrative Agent) and the Borrower owns or has obtained assignments of all such and other rights of whatever nature necessary for the present conduct of the Telecommunications Business, without any known conflict with the rights of others other than as set forth in Schedule
7.13 and except as could not reasonably be expected to have a Material Adverse Effect.


SECTION 7.14    BOOKS AND RECORDS.

        Each of IMPSAT, the Borrower and its Subsidiaries maintains its books and records (including appropriate copies, backups and archives of such books and records) in accordance with standard industry practice, Applicable Law and U.S. GAAP or Argentine GAAP, as applicable.


SECTION 7.15    THE LICENSES.

        Schedule 7.15 contains a true and complete list of all Licenses owned by or granted to the Borrower or its Subsidiaries. Each License is legally valid, in full force and effect, duly registered, not subject to any administrative review or appeal, or subject to any proceeding the outcome of which could result in the revocation, in whole or in part, for any reason not within the control of the Borrower or IMPSAT. The Borrower has paid when due all amounts required to be paid and otherwise has complied with all conditions the compliance with which is required in order to preserve its rights under the Licenses. No Licenses other than those listed in Schedule 7.15 are required in order for the Borrower and its Subsidiaries to install, exploit and operate the Network and to engage in the Telecommunications Business as it is currently conducted by them, and as contemplated by the Borrower Business Plan.


SECTION 7.16    NO MATERIAL ADVERSE CHANGE.

        Except as indicated in Schedule 7.16, there has been no Material Adverse Change since December 31, 2000.


SECTION 7.17    INSURANCE.

        The insurance policies and coverage required by Section 8.1(d) are in full force and effect, all premiums and other payments required thereunder have been timely paid and such policies and coverage are otherwise not subject to cancellation by the insurer during the respective terms thereof, except for nonpayment of premiums, in which case at least fifteen (15) days prior written notice of termination must be given to the Administrative Agent.

SECTION 7.18    COLLATERAL.

        As of each Disbursement Date, all actions necessary for the establishment and perfection of the Collateral Agent's Lien on the Collateral that has been acquired by the Borrower prior to such date, including any required consents, acknowledgments, filings, registration, notarization or recordation thereof, and the payment of all related fees, taxes and expenses shall have been completed, and the Collateral Agent (on behalf of the Secured Parties) shall have an effective, valid, legally binding and enforceable Lien on the Collateral, which Lien is superior and prior to the Liens of all third parties (other than the Permitted Liens).


SECTION 7.19    INVESTMENT COMPANY ACT.

        None of the Borrower, IMPSAT or any of their respective Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person that is an investment company, within the meaning of said Act.


SECTION 7.20    IMMUNITY.

        The execution, delivery, and performance of the Financing Documents and the other Project Agreements constitute private and commercial acts rather than governmental or public acts. Under Applicable Law, neither the Borrower, IMPSAT, nor any of their respective Subsidiaries nor any of their respective revenues or properties has any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, Liens, counterclaim or any other legal process or remedy with respect to its obligations under the Financing Documents or the other Project Agreements.


SECTION 7.21    TRUE AND COMPLETE DISCLOSURE.

        All information heretofore or hereafter furnished by or on behalf of the Borrower or IMPSAT or any of their respective Subsidiaries to the Agents or the Lenders, and all representations and warranties made herein, are true and correct in all material respects, and do not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not misleading at such time.


                              SECTION 8. COVENANTS.


SECTION 8.1     AFFIRMATIVE COVENANTS.

        Until payment in full of the Obligations and so long as this Agreement remains in effect, the Borrower shall, and shall cause its Subsidiaries to, comply with each of the following covenants and agreements:

        (a) ANNUAL AND QUARTERLY REPORTING REQUIREMENTS. The Borrower shall deliver to the Administrative Agent:

                (1)     as to the Borrower:

                        (i) within ninety (90) days of the close of each fiscal year of the Borrower, a copy of the consolidated annual financial statements of the Borrower and its Subsidiaries (including its consolidated balance sheet as at the close of such calendar year, consolidated statements of income, retained earnings and changes in financial position or of cash flow, as the case may be, for such fiscal year with related notes specifying significant accounting practices and their impact on such financial statements and with related schedules), and accompanied by an opinion thereon of the Independent Auditor that is satisfactory to the Administrative Agent, which opinion shall state, subject to no qualifications, that said financial statements fairly present the financial condition and results of operations of the Borrower and its Subsidiaries, as at the end of, and for, such fiscal year and that said financial statements have been prepared in accordance with Argentine GAAP or U.S. GAAP. Such annual financial statements (A) shall be in the English language; (B) in the case that such financial statements have been prepared in accordance with Argentine GAAP, shall be accompanied by a reconciliation to U.S. GAAP of the Borrower's net income and shareholders' equity and convenience translations to Dollars; and (C) shall be accompanied by a statement, for each of the calendar quarters of the fiscal year, of each new entry of Deferred Revenues and the current sum of all Deferred Revenues for the past four consecutive calendar quarters. From time to time, at the request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent such additional financial information as the Administrative Agent may request; and

                        (ii) as soon as practicable, and in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Borrower, the unaudited consolidated financial statements of the Borrower and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such quarterly period and the related balance sheets at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year accompanied by a certificate of the Chief Financial Officer of the Borrower, which certificate shall state that such financial statements fairly present the financial condition and results of operations, as the case may be, of the Borrower in accordance with Argentine GAAP or U.S. GAAP, as at the end of, and for, such period (subject to normal year end audit adjustments), and, in the case that such financial statements have been prepared in accordance with Argentine GAAP, by a reconciliation to U.S. GAAP of the Borrower's net income and shareholders' equity and convenience translations to Dollars. Such quarterly financial statements shall be accompanied by a statement, for each of the past four consecutive calendar quarters, of each new entry of Deferred Revenues and the current sum of all Deferred Revenues for the past four consecutive calendar quarters.

                (2)     as to IMPSAT:

                        (i) within ninety (90) days of the close of each fiscal year of IMPSAT, a copy of the annual consolidated financial statements of IMPSAT and its Subsidiaries (including its balance consolidated sheet as at the close of such calendar year, consolidated statements of income, retained earnings and changes in financial position or of cash flow, as the case may be, for such fiscal year with related notes specifying significant accounting practices and their impact on such financial statements and with related schedules), and accompanied by an opinion thereon of the Independent Auditor that is satisfactory to the Administrative Agent, which opinion shall state, subject to no qualifications, that said financial statements fairly present the financial condition and results of operations of IMPSAT and its Subsidiaries, as at the end of, and for, such fiscal year and that said financial statements have been prepared in accordance with U.S. GAAP. Such annual financial statements shall be in the English language. From time to time, at the request of the Administrative Agent, IMPSAT shall deliver to the Administrative Agent such additional financial information as the Administrative Agent may request; and

                        (ii) as soon as practicable, and in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of IMPSAT, the consolidated unaudited financial statements of IMPSAT and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such quarterly period and the related balance sheets at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year accompanied by a certificate of the Chief Financial Officer of IMPSAT which certificate shall state that such financial statements fairly present the financial condition and results of operations, as the case may be, of IMPSAT and its Subsidiaries in accordance with U.S. GAAP, as at the end of, and for, such period (subject to normal year end audit adjustments).

        (b)     ADDITIONAL REPORTING REQUIREMENTS.

                (1) Without prejudice to the requirement to have such documents approved by the Administrative Agent, promptly upon the execution and delivery thereof, the Borrower shall provide the Administrative Agent with copies of all Project Agreements (including any amendments, additions or replacements).

                (2) Promptly upon the completion thereof and in no event later than thirty (30) days thereafter, the Borrower shall provide the Administrative Agent with a copy of any material amendment, addition or revised version of each of the Business Plans.

                (3) Promptly upon the execution and delivery thereof, the Borrower shall provide the Administrative Agent with copies of all agreements regarding leases and similar transactions contemplated by Section 8.2(n); provided that the Administrative Agent shall maintain the confidentiality of the parties, terms and conditions of such agreements subject to the exceptions contained in the first paragraph of Section 16.11.

                (4) From time to time, the Borrower shall deliver to the Administrative Agent such other information regarding the business of the Borrower, its Subsidiaries, IMPSAT, the Project, the Network and the Telecommunications Business as the Administrative Agent may reasonably request.

        (c) NOTICES. The Borrower shall promptly, but in no event later than three (3) Business Days after (unless otherwise indicated below) the Borrower obtains knowledge of the occurrence of the following events, give notice to the Administrative Agent of the occurrence of any of the following:

                (1)     a Default or an Event of Default;

                (2) a default by the Borrower, IMPSAT or any of their Affiliates under any Project Agreement;

                (3) except as disclosed in Schedule 7.5 or which could not reasonably be expected to have a Material Adverse Effect, any (i) (A) commencement or Material Adverse Change in respect of any litigation, investigation or proceeding of or before any arbitrator or Governmental Authority; or (B) any material litigation, investigation or proceeding of or before any arbitrator or Governmental Authority which, to the knowledge of the Borrower is threatened by or against the Borrower, IMPSAT, any of their respective Subsidiaries, or against any of their properties or revenues which:
(x) purport to affect or pertain to this Agreement or any of the other Project Agreements or any of the transactions contemplated hereby or thereby, or (y) if determined adversely, could reasonably be expected to have a Material Adverse Effect; (ii) issuance by any Governmental Authority of an injunction, writ, temporary restraining order or any order of any nature purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Project Agreements, or directing that the transactions contemplated hereunder or thereunder not be consummated as herein or therein provided; or (iii) issuance by any Governmental Authority of any injunction, order, decision or other restraint purporting to enjoin, restrain, prohibit (or which would have the effect of prohibiting) the making of the Loans, or invalidate (or which would have the effect of invalidating) any provision of this Agreement or any of the other Project Agreements, including provisions regarding the granting of Liens on the Collateral or the priority of such Liens;

                (4) during the Commitment Period, any Material Adverse Change as determined by the Borrower in its reasonable judgment;

                (5) thirty (30) days prior to the movement of any Equipment or any other Collateral outside of Argentina having, in the aggregate, at any time, a replacement value in excess of five million Dollars (US$5,000,000); and

                (6) thirty (30) days prior thereto in writing, the movement of the principal place of business of the Borrower or IMPSAT to any location other than as set forth in the Security Documents;

                (7) ten (10) days prior thereto in writing, of any intention on the part of the Borrower or its Subsidiaries to incur additional Indebtedness for money borrowed (other than Indebtedness to IMPSAT) in one or more transactions in an aggregate principal amount exceeding thirty million Dollars (US$30,000,000) in any given fiscal year.

        The Administrative Agent and the Collateral Agent shall have the right to request, with respect to any such notice, a statement of an Authorized Officer of the Borrower setting forth reasonable details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

        (d)     INSURANCE. The Borrower shall:

                (1) maintain or cause to be maintained in full force and effect to the satisfaction of the Administrative Agent in its sole discretion, at all times on and after the date hereof and continuing until the Maturity Date, with responsible insurance companies having a Best Insurance Reports rating of A or better and a financial size category of "10" or higher (or other companies reasonably acceptable to the Administrative Agent and in an amount not less than the amount of all the Loans, and in any event, not less than the full replacement cost of all Collateral):

                        (i) "all risk" property insurance, including earthquake, windstorm and flood, with a limit of loss per occurrence acceptable to the Administrative Agent in its sole discretion from time to time;

                        (ii) equipment and machinery breakdown insurance covering breakdown and resulting damage including rotating equipment such as generators and electrical equipment (including transformers, switch gear and electrical apparatus) for their full replacement value;

                        (iii) business interruption insurance covering risk of loss as a result of the cessation or material interruption of the Telecommunications Business resulting from an insured loss under the Borrower's property policy for an indemnity period of six (6) months or any part thereof, the initial amount of such insurance to provide for the payment during the six
(6) months commencing from the date hereof of not less than the gross revenues to be earned by the Borrower for such six (6) month period, calculated based on the Business Plans and to be adjusted by the Borrower semiannually from the date hereof thereafter, less any non-continuing costs and expenses during the relevant indemnity period; and

                        (iv) third party liability insurance, including bodily injury and property damage, with a limit of no less than two million Dollars (US$2,000,000) per occurrence.

                (2) within sixty (60) days after receipt by the Borrower of a written request from the Administrative Agent, accompanied by a pro forma political risk insurance policy which contains terms and conditions commercially reasonable under then current market conditions, and the obtention of which will not increase the "all-in" financing cost of the Facility to the Borrower, obtain such a policy and maintain such political risk insurance in full force and effect until the Maturity Date.

                (3)     file with the Administrative Agent not more than seven
(7) days after each policy anniversary, certificates of all insurance then in effect, stating the names of the insurance companies, the amounts of the insurance, the dates of the expiration thereof and the properties and risks covered thereby and specifically listing the special provisions enumerated for such insurance required by this Section 8.1(d).

        The certificates of insurance referred to in clause (3) hereof shall be executed by an authorized representative of each insurer, and certify that all premiums and other payments required in respect of such insurance have been timely paid and that such insurance is otherwise not subject to cancellation by the insurer during its term, except for nonpayment of premiums, in which case at least fifteen (15) days prior written notice of termination must be given to the Administrative Agent. Upon request, the Borrower will promptly furnish the Agents with evidence of such insurance relating to the Collateral and all information relating to the replacement cost and location of the same.

        In each case, the insurance policies shall designate the Administrative Agent as additional insured in respect of the liability insurance related to the Equipment and the sole loss payee in respect of the property insurance related to the Equipment. All amounts payable to the Administrative Agent according to the foregoing under property insurance policies shall be paid to an account of the Administrative Agent (i) upon the occurrence of an Event of Default; or (ii) if the insured loss materially impairs the Borrower's ongoing operations. In such event, funds received by the Administrative Agent under such property insurance policies shall be made available to the Borrower for application to the costs of repairing, restoring, rebuilding or replacing the portion of the Collateral with respect to which such proceeds were obtained; provided that, subject to the provisions of Sections 3.2 and 9.1 hereof, such repaired, restored, rebuilt or replaced asset shall be or become a part of the Collateral. The Administrative Agent shall at the request of the Required Lenders pay any insurance premiums directly, on Borrower's behalf, and Borrower shall reimburse Lenders through the Administrative Agent promptly for any such payment made by Lenders.

        (e) COMPLIANCE WITH APPLICABLE LAW. The Borrower shall, and shall cause its Subsidiaries to comply in all material respects with the requirements of all Applicable Law, including obtaining and maintaining all Governmental Approvals.

        (f) CONSTRUCTION OF THE NETWORK. The Borrower shall (1) cause the construction and development of the Network to be completed in accordance with the Business Plans and otherwise with due diligence and continuity (except for interruptions due to Force Majeure), in a good and workmanlike manner and in accordance with the Licenses, the Applicable Permits, Applicable Law, and the Project Agreements, and (2) operate and maintain the Network, and retain and maintain the staff sufficient to operate and maintain the Network, in accordance with the Project Agreements and the Business Plans, and otherwise comply in all material respects with, and satisfy the requirements of, all Licenses, the Project Agreements and Applicable Laws.

Not later than ten (10) days after the first day of each calendar quarter, the Borrower shall submit to the Administrative Agent, upon the Administrative Agent's request, a progress report on the Project. Such report shall identify, and provide the details of, any delays or variances from the Business Plans and shall contain such other information in connection therewith as the Administrative Agent may reasonably request.

        (g) TAXES, ETC. The Borrower shall pay, or arrange for payment, prior to the date when due of all (1) taxes imposed on the Borrower and its Subsidiaries, and (2) present and future claims, levies, or liabilities (including, without limitation, claims for labor, service, materials and supplies) for sums which have become due and payable and which, if unpaid, might by law become a Lien or otherwise have a Material Adverse Effect, except for any such tax, claim, levy or liability the payment of which is being contested in good faith by proper proceedings for which adequate reserves determined in accordance with Argentine GAAP have been established and are being maintained, (and as to which it or its property is not yet subject to foreclosure, seizure, arrest, sale, collection, levy or loss on account thereof). The Borrower shall make timely filings of all tax returns and material governmental reports required to be filed or submitted under any Applicable Laws.

        (h) MAINTENANCE OF BOOKS AND RECORDS; ACCESS. The Borrower shall, and shall cause each of its Subsidiaries to, keep adequate books and records of account, in which complete entries will be made in accordance with Argentine GAAP, reflecting the financial condition of the Borrower and its Subsidiaries and shall permit the Administrative Agent and the Lenders, at all reasonable times and with prior notice to the Borrower, at the expense of the Lenders prior to an Event of Default but at the Borrower's expense thereafter, to inspect and have access to the books and records of such Person and make copies thereof, and to discuss such books and records with the representatives, employees and accountants of such Person and with the Independent Auditor.

        The Borrower shall promptly supply to the Administrative Agent copies of any reports on its or its Subsidiaries' business and activities which are publicly distributed as well as any other reports thereon and reports made to any Governmental Authority as the Administrative Agent may from time to time reasonably request.

        The Borrower shall maintain an adequate billing, software and accounting system, including books, accounts and records, and shall prepare all financial statements required hereunder in accordance with Argentine GAAP, consistently applied, and in compliance with all Applicable Laws.

        (i) RANK OF DEBT. The Borrower shall take any and all action necessary to ensure that the Loans at all times continue to be the direct and unconditional obligation of the Borrower and rank at least pari passu (in respect of priority of payment, security or otherwise) to all other secured or unsecured Indebtedness of the Borrower, except that such ranking shall not apply to the rights of secured Indebtedness over collateral subject to Permitted Liens.

        (j) PAYMENT OF OBLIGATIONS. The Borrower shall pay, and shall cause each of its Subsidiaries to pay its obligations that, if not paid, could result in a Material Adverse Effect, before the same shall become delinquent or in default, except where: (1) the validity or amount thereof is being contested in good faith by appropriate proceedings, (2) adequate reserves have been established with respect thereto in accordance with Argentine GAAP, and (3) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

        (k) ENVIRONMENTAL MATTERS. The Borrower shall promptly give to the Administrative Agent notice in writing if the Borrower or any Subsidiary thereof
(1) receives any complaint, order, citation or other written communication from any Person with respect to, or (2) otherwise acquires actual knowledge of (i) the existence or alleged existence of any Environmental Liability or any actual or alleged violation of any applicable Environmental Law arising at, upon, under, within or in connection with any property now or previously owned, leased, operated or used by the Borrower, IMPSAT or any of their respective past or present Subsidiaries, or any part thereof, or due to the operations or activities of any such Person, on or in connection with such property or any part thereof (including receipt by the Borrower or its Affiliates of any notice of the happening of any event involving the release of a reportable quantity of any Hazardous Substance under any applicable Environmental Law or cleanup of any Hazardous Substance), (ii) any release of any Hazardous Substance on such property or any part thereof in a quantity that is reportable under any applicable Environmental Law, (iii) the commencement of any cleanup pursuant to or in accordance with any applicable Environmental Law of any Hazardous Substances on or about such property or any part thereof, and (iv) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law.

        (l)     LICENSES. The Borrower shall, and shall cause its Subsidiaries
(1) to maintain the Licenses in full force and effect, at all times on and after the date hereof; and (2) upon receipt of any notification from any Governmental Authority that the Borrower is in breach of any License: (i) promptly notify the Administrative Agent thereof, providing copies of all relevant documents and other information; and (ii) take prompt and adequate remedial action to remedy such breach, which action shall be taken within the cure period, if any, set out in such notification.

        (m) REGULATORY FILINGS. The Borrower shall, and shall cause its Subsidiaries to, deliver to the Administrative Agent, promptly after the sending or filing thereof, copies of all non-confidential reports filed by the Borrower, any of its Subsidiaries or IMPSAT with the SC, the United States Securities and Exchange Commission, the Central Bank, the Argentine National Securities Commission (Comision Nacional de Valores) or the Buenos Aires Stock Exchange and all non-confidential reports filed with any other Governmental Authority, except, in all such cases, reports the failure of which to be filed could not reasonably be expected to have a Material Adverse Effect.

        (n) CONTINUANCE OF BUSINESS. The Borrower shall, and shall cause its Subsidiaries to, do or cause to be done all things necessary to maintain, renew and keep in full force and effect

(i) the Licenses and relevant Governmental Approvals, (ii) their respective corporate existence and (iii) all other rights and privileges and franchises related to Telecommunications Business, except in the case of clauses (ii) and
(iii) to the extent that the failure to do so would not have a Material Adverse Effect.

        (o) MU EXPENSES. The Borrower shall invoice and collect from Affiliates of the Borrower not less than 50% of all MU Expenses incurred during each calendar quarter, such amounts to be collected not later than 30 days after the end of such calendar quarter, provided, however, that if for any calendar quarter the Borrower invoices and collects less than the entire required amount of MU Expenses, it shall not be in breach of this covenant if, within the same 30-day period, IMPSAT makes a contribution to the Borrower's Paid In Capital, in cash or by means of the capitalization of Indebtedness, in an amount equal to the amount of the deficiency.

        (p) MAINTENANCE OF ASSETS. The Borrower shall, and shall cause its Subsidiaries to, do or cause to be done all things necessary to maintain all of its assets material to the Telecommunication Business in good repair, working order and condition (ordinary wear and tear excepted).

        (q) SECURITY REINFORCEMENTS; REGISTRATION. Within 15 days after the clearance through customs of any and all pieces of Equipment, the Borrower shall
(i) in the event such pieces of Equipment do not have identification numbers, assign and affix identification numbers so as to make such Equipment identifiable, (ii) prepare a security reinforcement request (refuerzo de garantia) so as to incorporate such Equipment into the Equipment Pledge Agreement (a "SECURITY REINFORCEMENT") in form and substance acceptable to the Administrative Agent, (iii) execute such Security Reinforcement and present it to the Collateral Agent (or its designee) for its signature, and (iv) as soon as practicable, but in no event later than 5 days from its execution, submit such executed Security Reinforcement to the corresponding registry office (Registro Nacional de Creditos Prendarios) for filing; provided that it shall not be deemed a breach by the Borrower of this Section 8.1(q) if the foregoing is not accomplished as a result of the actions or omissions of another Person.


SECTION 8.2     NEGATIVE COVENANTS.

        Until the Maturity Date, and so long as this Agreement remains in effect, the Borrower shall comply in all respects with each of the following covenants and agreements:

        (a) FUNDAMENTAL CHANGES. The Borrower shall not, and shall not permit its Subsidiaries to, dissolve, liquidate, merge with another Person or, except as permitted by Section 8.2(k), create any new Subsidiary without the prior written consent of the Administrative Agent on behalf of the Required Lenders.

        (b) LIENS. The Borrower shall not, and shall not permit its Subsidiaries to, create, incur, assume or suffer to exist, any Lien upon or with respect to such Person's accounts receivable, the Collateral, any rights under the Licenses, any Governmental Approvals or in or to the Network or the Project Agreements other than any Permitted Lien.

        (c) RESTRICTED PAYMENTS. The Borrower agrees, effective as of the date that such agreement will not cause IMPSAT to violate its obligations under the IMPSAT Indentures, not to, and to cause its Subsidiaries not to:

                (1) reduce or increase such Person's capital, except to the extent that any such action is required for the Borrower to comply with the covenants contained in Section 8.3; or

                (2) declare or pay any dividends or make any distributions or other payments or delivery of property or cash in respect of:

                        (i) the interest of such Person's shareholders or other equity owners; or

                        (ii) any Indebtedness which is by its terms subordinate or junior in right of payment to the Loans.

Notwithstanding any provision herein to the contrary, the Borrower shall not, and shall not permit its Subsidiaries to, make any distributions or other payments or delivery of property or cash in respect of any Pledged Shareholder Note other than as expressly permitted therein.

        (d) GUARANTEES. The Borrower shall not, and shall not permit its Subsidiaries to, enter into or become bound by any agreements guaranteeing the Indebtedness of another Person, except as permitted by clauses (d), (e), (f) and
(j)of the definition of "Permitted Indebtedness."

        (e) DOCUMENT AMENDMENTS. The Borrower shall not, and shall not permit its Subsidiaries to, agree to any modification, amendment, waiver, supplement, rescission or termination (collectively, "AMENDMENT") of any (i) License, (ii) Governmental Approval (other than Licenses) or (iii) Project Agreement, without, in each case, the prior written approval of the Administrative Agent on behalf of the Required Lenders, except to the extent that such Amendment could not reasonably be expected to have a Material Adverse Effect; provided, however, that in the case of clause (i), the Borrower shall give the Administrative Agent no less than five (5) Business Days' prior written notice of such Person's proposed Amendment during which period the Administrative Agent shall have the exclusive right (which it shall not exercise unreasonably) to reject such Amendment.

        (f) TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, the Borrower shall not, and shall not permit its Subsidiaries to, directly or indirectly, enter into any transaction with an Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower and upon commercially reasonable terms no less favorable to the Borrower than those that could be obtained on an arm's length basis from a Person which is not an Affiliate.

        (g) INDEBTEDNESS. The Borrower shall not, and shall not permit its Subsidiaries to, incur, create, assume or suffer to exist, or permit to incur, create, assume or suffer to exist, or become or remain liable, for or on account of any Indebtedness except (1) Indebtedness hereunder, and (2) Permitted Indebtedness in an amount such that the Borrower remains in compliance with the covenants set forth in Section 8.3(a) and Section 8.3(b).

        (h) NON-RELATED ACTIVITIES. The Borrower shall not, and shall not permit its Subsidiaries to, engage, directly or indirectly, in any activity, unless such activity is, directly or indirectly, related to the Telecommunications Business without the prior written consent of the Administrative Agent on behalf of the Required Lenders.

       (i) CORPORATE ACTIONS. The Borrower shall not, and shall not permit its Subsidiaries to, (i) change or otherwise alter the end of such Person's fiscal year or such Person's corporate purpose, or (ii) otherwise amend such Person's Charter Documents in any manner without the prior written consent of the Administrative Agent on behalf of the Required Lenders; except in the case of clause (ii) as could not reasonably be expected to have a Material Adverse Effect.

        (j) DISPOSALS. Except in respect of the Global Crossing IRU and Permitted IRUs, the Borrower shall not, and shall not permit its Subsidiaries to (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time) (A) grant an IRU in respect of any of such Person's property or assets or (B) Dispose of (1)
the Collateral, (2) any rights under the Licenses or in and to the Network, (3) such Person's accounts receivable, (4) any of the Equipment (whether or not it is part of the Collateral) or (5) all or a substantial part of such Person's assets without, in the case of each of (A) and (B), the prior written consent of the Administrative Agent on behalf of the Required Lenders. Clause (5) of this
Section 8.2(j) shall not apply to (i) any Disposal on normal commercial terms in the ordinary course of business of property or of obsolete property or (ii) the return of Equipment in accordance with the Nortel Contracts.

        (k) INVESTMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to make any Investment other than (i) Permitted Investments or
(ii) Investments in one or more Persons which will, upon the making of such Investment, become a Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Borrower or a Subsidiary thereof; provided that (1) such Person's primary business is related, ancillary or complementary to the Telecommunications Business, (2) immediately before and immediately after the date of such Investment, the Borrower is in compliance with the covenants contained in Section 8.3 as determined on a pro forma basis, and (3) such Person (except where such Person is merged into the Borrower or a Subsidiary thereof) agrees in writing to be bound by the terms of the Financing Documents; and provided further that an Investment will not be permitted under this clause (ii) if the sum of the consideration to be paid in respect of such Investment plus the consideration paid in respect of all previous Investments made under this clause (ii) exceeds forty percent (40%) of the Borrower's net worth immediately preceding such Investment.

        (l) CHANGE IN ACCOUNTING POLICIES. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any change in accounting policies or reporting practices (including changing its fiscal year) which, individually or in the aggregate, materially affects any determination as to the Borrower's compliance with its Obligations, including any financial covenants, without the prior written consent of the Administrative Agent on behalf of the

Required Lenders; provided, that if such change is required by Argentine GAAP, the Borrower shall, prior to making such change, only be required to notify the Administrative Agent of such change and the effect thereof.

        (m) CAPITAL MARKETS TRANSACTIONS. The Borrower shall not, and shall not permit any of its Subsidiaries to issue, or offer to issue any debt or equity securities of Borrower or any Subsidiary thereof in a public offering, private placement or other capital markets transaction prior to January 1, 2000.

        (n) LEASES. The Borrower shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of the Administrative Agent on behalf of the Required Lenders, enter into any lease (including a Long Term Lease) or similar transaction with any Person for the use of any part of the Network except leases or similar transactions in respect of which the lessee acknowledges in writing, after the Lien on the property to be leased has been perfected under the applicable Security Document, the existence of such Lien and the right of the Collateral Agent, upon the occurrence of certain events, to assume the rights of the Borrower under the lease, including the right to receive payment thereunder.


SECTION 8.3     FINANCIAL COVENANTS.

        (a) BORROWER'S NET DEBT TO PAID IN CAPITAL. The Borrower shall not at any time permit the ratio of (i) the Borrower's Net Debt outstanding on the last day of any calendar quarter set forth below to (ii) the Borrower's Paid in Capital on such date, to exceed the ratio set forth opposite such date:


-------------------------------------------------------- -------------
                   CALENDAR QUARTER                         RATIO
-------------------------------------------------------- -------------
The first calendar quarter of 2000 and each calendar        2.0:1
quarter thereafter through the second calendar quarter
of 2003.
-------------------------------------------------------- -------------


        (b) BORROWER'S NET DEBT TO TOTAL EQUITY. The Borrower shall not at any time permit the ratio of (i) the Borrower's Net Debt outstanding on the last day of any calendar quarter set forth below to (ii) the Borrower's Total Equity on such date, to exceed the ratio set forth opposite such date:

-------------------------------------------------------- -------------
                   CALENDAR QUARTER                         RATIO
-------------------------------------------------------- -------------
The third calendar quarter of 2003 and each calendar        2.0:1
quarter thereafter through the fourth quarter of 2004.
-------------------------------------------------------- -------------

The first calendar quarter of 2005 and each calendar        1.5:1
quarter thereafter.
-------------------------------------------------------- -------------


        (c) DEBT SERVICE COVERAGE RATIO. The Borrower shall not at any time permit the ratio of (i) the Borrower's Adjusted EBITDA for the period ending on the date set forth below to (ii) the Borrower's Debt Service for such four (4) consecutive calendar quarter period, to be less than the ratio set forth opposite such date:



-------------------------------------------------------- -------------
                         DATE                               RATIO
-------------------------------------------------------- -------------
December 31, 1999 and the last day of each calendar         0.50:1
quarter of 2000.
-------------------------------------------------------- -------------

The last day of each calendar quarter of 2001.              1.00:1
-------------------------------------------------------- -------------

The last day of each calendar quarter of 2002 through       1.30:1
2006.
-------------------------------------------------------- -------------


        (d) INTEREST SERVICE COVERAGE RATIO. The Borrower shall not at any time permit the ratio of (i) the Borrower's Adjusted EBITDA for the period ending on the date set forth below to (ii) the Borrower's Interest Expense for such four (4) consecutive calendar quarter period, to be less than the ratio set forth opposite such date:



-------------------------------------------------------- -------------
                         DATE                               RATIO
-------------------------------------------------------- -------------
December 31, 1999 and the last day of the first,            0.75:1
second and third calendar quarters of 2000.
-------------------------------------------------------- -------------

The last day of the fourth calendar quarter of 2000         1.00:1
and the last day of each calendar quarter of 2001.
-------------------------------------------------------- -------------

The last day of each calendar quarter of 2002.              1.55:1
-------------------------------------------------------- -------------

-------------------------------------------------------- -------------
The last day of each calendar quarter of 2003.              2.50:1
-------------------------------------------------------- -------------

The last day of each calendar quarter of 2004, 2005         3.50:1
and 2006.
-------------------------------------------------------- -------------


        (e) NET DEBT COVERAGE RATIO. The Borrower shall not at any time permit the ratio of (i) the Borrower's Net Debt outstanding on the last day of any calendar quarter set forth below to (ii) the Borrower's Adjusted EBITDA for the period ending on such date, to exceed the ratio set forth opposite such date:



-------------------------------------------------------- -------------
                   CALENDAR QUARTER                         RATIO
-------------------------------------------------------- -------------
Each calendar quarter of 2000.                              9.00:1
-------------------------------------------------------- -------------

The first and second calendar quarters of 2001.             8.00:1
-------------------------------------------------------- -------------

The third and fourth calendar quarters of 2001.             6.00:1
-------------------------------------------------------- -------------

The first and second calendar quarters of 2002.             6.00:1
-------------------------------------------------------- -------------

The third and fourth calendar quarters of 2002.             5.00:1
-------------------------------------------------------- -------------

The first and second calendar quarters of 2003.             5.00:1
-------------------------------------------------------- -------------

The third and fourth calendar quarters of 2003.             3.00:1
-------------------------------------------------------- -------------

Each calendar quarter of 2004, 2005 and 2006.               2.50:1
-------------------------------------------------------- -------------

provided, however, that the Borrower will not be considered to be in default of its obligations under any of subsections (c), (d) and (e) of this Section 8.3 with respect to any period if (i) the Borrower would be in compliance with such obligations but for the taking into account of the MU Expenses for such period in the calculation of the Borrower's EBITDA for such period; and (ii) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and within the three (3) Business Days following the expiration of each 30-day period contemplated in Section 8.1(o), a certificate of an Authorized Officer of the Borrower certifying that, within such 30-day period, IMPSAT has made a contribution to the Borrower's Paid In Capital, in cash or by means of the capitalization of Indebtedness, in the amount contemplated in Section 8.1(o), such certificate to be accompanied by reasonably satisfactory evidence of such capital contribution; and provided further, that
(x) the amount of capital contributions made at any time by IMPSAT under Section 8.1(o) plus (y) the amount of any additional capital contributions in respect of MU Expenses made by IMPSAT in cash or by means of the capitalization of Indebtedness prior to June 30, 2001 will be considered as positive EBITDA for purposes of determining the Borrower's compliance with the covenants contained in subsections (c), (d) and (e) of this
Section 8.3.

        (f) MAXIMUM ANNUAL CAPITAL EXPENDITURES. The Borrower shall not at any time permit the Borrower's Capital Expenditures (excluding Capital Expenditures funded by contributions to Paid in Capital other than contributions required to maintain the Borrower's compliance with the covenants contained in Sections 8.3(a) and 8.3(b)) for the calendar years set forth below, to exceed the amount set forth opposite such year:

--------------------- ------------------------------------
   CALENDAR YEAR         MAXIMUM CAPITAL EXPENDITURES
--------------------- ------------------------------------
        1999                  US$115,000,000
--------------------- ------------------------------------
        2000                  US$147,000,000
--------------------- ------------------------------------
        2001                  US$100,000,000
--------------------- ------------------------------------
        2002                   US$33,000,000
--------------------- ------------------------------------
        2003                   US$45,000,000
--------------------- ------------------------------------
        2004                   US$46,000,000
--------------------- ------------------------------------
        2005                   US$47,000,000
--------------------- ------------------------------------
        2006                   US$47,000,000
--------------------- ------------------------------------


provided, however, that Capital Expenditures permitted in any period which are not used in such period may be carried forward to, and expended in, the next period.


SECTION 8.4     OPERATIONAL COVENANT.

        The Borrower shall not at any time permit Revenues for any calendar year set forth below to be less than the amount set forth opposite such date below:

--------------------- ------------------------------------
   CALENDAR YEAR               MINIMUM REVENUES
--------------------- ------------------------------------
        1999                   US$90,000,000
--------------------- ------------------------------------
        2000                  US$120,000,000
--------------------- ------------------------------------
        2001                  US$143,000,000
--------------------- ------------------------------------
        2002                  US$200,000,000
--------------------- ------------------------------------

--------------------- ------------------------------------
        2003                  US$295,000,000
--------------------- ------------------------------------
        2004                  US$400,000,000
--------------------- ------------------------------------
        2005                  US$530,000,000
--------------------- ------------------------------------
        2006                  US$623,000,000
--------------------- ------------------------------------



                               SECTION 9. SECURITY


SECTION 9.1     GRANT OF SECURITY INTEREST.

        To secure the prompt payment of the Obligations, and to secure the performance of and compliance with all the agreements, covenants and provisions of the Financing Documents, the Borrower shall and shall cause its Subsidiaries, pursuant to the Security Documents, to grant, assign, pledge and convey to the Collateral Agent for the benefit of each Secured Party a first-priority security interest, subject only to Permitted Liens, in all Equipment, real property and other tangible and intangible property and rights to be acquired by the Borrower and its Subsidiaries pursuant to the Nortel Contracts with the proceeds of the Loans (all such property and rights, together with all proceeds of any thereof and any cash and cash equivalents held from time to time in the Net Proceeds Account, collectively, the "COLLATERAL"). Each of the Equipment Pledge Agreements and Mortgage Deeds shall state as the maximum secured obligation such amount as shall be designated by the Administrative Agent in its sole discretion; provided, however, that the aggregate maximum secured amount stated in all such Security Documents shall not at any time exceed one hundred fifteen percent (115%) of the sum of the Loans outstanding plus the Commitment Amount (as reduced, if applicable, in accordance with Section 2.5) plus the loans outstanding and commitment amounts under the Lucent Argentina Financing Agreements. The Borrower hereby confirms to the Secured Parties that it shall, and shall cause each of its Subsidiaries to, take all actions required by the Security Documents or otherwise deemed reasonably necessary or reasonably desirable by the Collateral Agent in order to create, perfect and maintain the perfection of the Secured Parties' first-priority Lien in the Collateral, subject only to Permitted Liens.


SECTION 9.2     ESCROW ACCOUNTS.

        To secure the prompt payment of principal of and interest on the Loans, the Borrower shall grant to the Collateral Agent for the benefit of the Secured Parties a first-priority security interest in the Net Proceeds Account and each other escrow account, if any, and in all funds deposited therein.

SECTION 9.3     RELEASE OF COLLATERAL.

        (a) SECURITY INTEREST. The Borrower hereby further agrees and confirms that, except for any Collateral released pursuant to Section 9.3(b), the Secured Parties' security interest in the Collateral shall not be released by the Collateral Agent until and unless (1) the Borrower shall have paid in full all amounts due and payable under this Agreement and under any Security Document and shall have performed all of its Obligations and the Commitment shall have terminated or (2) the Required Lenders shall have consented to such release, in their sole discretion.

        (b) RELEASE INSTRUMENTS. In connection with any Disposal of Collateral permitted by the terms hereof, the Borrower may request a release of such Collateral (the "RELEASED COLLATERAL") by delivering to the Collateral Agent a notice (each, a "RELEASE NOTICE"), which shall refer to this Section, describe in reasonable detail the proposed Released Collateral and be accompanied by (1) an officer's certificate of the Borrower certifying that no Event of Default has occurred and is continuing and that the officers of the Borrower executing any and all documents in connection with the release were duly authorized to do so and (2) the proposed instrument of release (the "RELEASE") executed by all necessary parties thereto other than the Collateral Agent (collectively, the "RELEASE INSTRUMENTS").

        (c) COUNTERPARTS. The Collateral Agent shall execute, acknowledge, if applicable, and deliver to the Borrower counterparts of the documents described in Sections 9.3(b)(1) and 9.3(b)(2) within five (5) Business Days of receipt by the Collateral Agent of a Release provided that the conditions set forth in the Release Instruments and herein with respect to dispositions of Collateral have been satisfied. The Borrower at its own expense shall execute, deliver, obtain and record such instruments as the Collateral Agent may reasonably require, including, without limitation, amendments to the Security Documents or this Agreement necessary to reflect such release. The Borrower shall reimburse the Collateral Agent upon demand for all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Collateral Agent in connection with any actions taken by it pursuant to this Section.

        (d) CONFLICTS WITH INTERCREDITOR AGREEMENT. Notwithstanding anything contained in this Section 9.3 to the contrary, if any conflicts arise between this Section 9.3 and the Intercreditor Agreement, the Intercreditor Agreement shall control.


                          SECTION 10. EVENTS OF DEFAULT


SECTION 10.1    EVENTS OF DEFAULT.

Each of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

        (a)     NON-PAYMENT. The Borrower shall fail to pay:

                (1) any installment of the principal amount of any Loan as and when the same becomes due and payable hereunder (whether at stated maturity, by acceleration, mandatory prepayment or otherwise); or

                (2) any interest on any Loan or any other amount payable hereunder or under any Note, when and as the same shall become due and payable (whether at stated maturity, by acceleration, mandatory prepayment or otherwise) and such failure shall continue unremedied for three (3) Business Days.

        (b) REPRESENTATIONS AND WARRANTIES. Any representation, warranty, certification or statement made by or on behalf of the Borrower, any Subsidiary thereof or IMPSAT in any Financing Document or any amendment thereof or in any certificate, report, or opinion delivered pursuant to or otherwise in connection with any Financing Document shall prove to have been false, incorrect, or misleading in any material respect as of the time made, delivered or deemed made or delivered.

        (c) COVENANTS. The Borrower, any Subsidiary thereof or IMPSAT shall fail to perform or observe in any material respect any term, covenant, condition or agreement:

                (1) contained in this Agreement (other than the covenants contained in Section 8.1 or paragraphs (f), (g) and (h) of Section 8.2) or any other Financing Document and such default shall continue beyond any cure or grace period specifically applicable thereto pursuant to the terms of such Financing Document; or

                (2) contained in Section 8.1 or paragraphs (f), (g) and (h) of Section 8.2) hereof and such default shall continue unremedied for a period of ten (10) Business Days after the earlier of (i) the date on which the Borrower obtains knowledge of such default or (ii) the date on which notice thereof shall have been received by the Borrower from the Administrative Agent (which notice will be given at the request of any Lender).

        (d) IMPSAT INDENTURES. IMPSAT or any of its Subsidiaries shall default in:

                (1) any payment of any Indebtedness under the IMPSAT Indentures; or

                (2) the observance or performance of any agreement, covenant or condition under the IMPSAT Indentures or any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the Trustee (under any IMPSAT Indenture), to cause any such Indebtedness to become due or subject to mandatory repurchase or repayment prior to its stated maturity.

        (e) BRAZIL AGREEMENTS. An event of default shall have occurred under the Nortel Brazil Financing Agreement or any other of the Brazil Agreements.

        (f) DEFAULT UNDER OTHER INDEBTEDNESS. The Borrower, any Subsidiary thereof or IMPSAT shall default in:

                (1) any payment of any Indebtedness (other than the Loans under this Agreement or the loans under the Nortel Brazil Financing Agreement) aggregating in excess of five million Dollars (US$5,000,000); or

                (2) the observance or performance of any agreement or condition relating to any Indebtedness (other than the Financing Documents or the IMPSAT Indentures) aggregating in excess of five million Dollars (US$5,000,000), or contained in any instrument or agreement evidencing, securing, or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder of such Indebtedness (or a trustee or agent on behalf of such holder) to cause any such Indebtedness to become due or subject to mandatory repurchase or repayment prior to its stated maturity.

        (g) BANKRUPTCY. The Borrower, any Subsidiary thereof or IMPSAT shall commence a voluntary case concerning itself under any bankruptcy law of Argentina (including, without limitation, Argentine Law No. 24.522) or any other jurisdiction or Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or an involuntary case is commenced against the Borrower, any Subsidiary thereof or IMPSAT under any such laws, and the petition is not contested within 10 days, or is not dismissed within 30 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower, any Subsidiary thereof or IMPSAT or the Borrower, any Subsidiary thereof or IMPSAT commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, any Subsidiary thereof or IMPSAT, or there is commenced against the Borrower, any Subsidiary thereof or IMPSAT any such proceeding which remains undismissed for a period of thirty (30) days; or the Borrower, any Subsidiary thereof or IMPSAT is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower, any Subsidiary thereof or IMPSAT suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of thirty (30) days; or the Borrower, any Subsidiary thereof or IMPSAT makes a general assignment for the benefit of creditors; or the Borrower, any Subsidiary thereof or IMPSAT shall generally not pay its debts as they become due or there shall otherwise occur a cesacion de pagos (within the meaning of Argentine law); or any corporate action is taken by the Borrower, any Subsidiary thereof or IMPSAT for the purpose of effecting any of the foregoing.

        (h) FINANCING DOCUMENTS. Any Financing Document shall cease to be in full force and effect, or shall cease to give the Lenders the Liens and the material rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral described therein in favor of the Lenders, superior to and prior to the rights of all third Persons, and subject to Permitted Liens only).

        (i) NORTEL CONTRACTS. The Borrower shall breach or otherwise fail to perform any material obligation under any of the Nortel Contracts or the Lucent Supply Agreements or any of the Nortel Contracts or the Lucent Supply Agreements shall cease to be in full force and effect for any reason imputable to the Borrower or an Affiliate thereof except at the stated termination date thereof or shall be assigned or otherwise transferred, terminated, or rescinded without the approval of Nortel, provided, that it shall not be an Event of Default if the Borrower and its Affiliates party thereto terminate the Supply Agreement or the Lucent Supply Agreements in accordance with the terms thereof and without being in default thereunder.

        (j) OTHER PROJECT AGREEMENTS. The Borrower or any Project Party (other than Nortel) shall breach or otherwise fail to perform any material obligation under the Project Agreements (other than the Nortel Contracts or the Lucent Supply Agreements) or such other Project Agreements shall cease for any reason (other than for a reason attributable to Nortel) to be in full force and effect except at the stated termination date thereof, or shall be assigned or otherwise transferred, terminated, or rescinded by any Project Party thereto; provided that it shall not be an Event of Default if, not later than one hundred twenty (120) days of any breach or failure by such other Project Party, or the effective date of any termination or rescission in respect of such other Project Agreement (other than a termination or rescission based on a breach or failure by the Borrower), such breach or failure is cured or a substitute vendor enters into a new written agreement with the Borrower to continue to provide the equipment, systems and services contemplated under such other Project Agreement on terms that conform to and will not result in a deviation from the then current Business Plans.

        (k) LICENSES. Any License necessary for the Project shall cease to be in full force and effect. A License shall be deemed to cease to be in full force and effect (1) when an order revoking or terminating said License shall be issued and such order is no longer subject to further administrative and judicial review, or (2) when any Governmental Authority having jurisdiction over any such License shall, prior to the termination thereof, decide not to renew such License and such decision shall not be subject to further administrative or judicial review.

        (l)     GOVERNMENTAL ACTIONS.

                (1) Any Governmental Authority shall have (A) condemned, nationalized, seized, compulsorily acquired, or otherwise expropriated all or any material part of the property or other assets of the Borrower or any of its Subsidiaries or of any capital stock of the Borrower or any of its Subsidiaries, or (B) assumed custody or control either of such property or other assets or of the business or operations of the Borrower or any of its Subsidiaries or of their capital stock, or shall have taken any action for the dissolution of the Borrower or any of its Subsidiaries or any other action that would prevent the Borrower or any of its Subsidiaries or their respective officers from carrying on the business or operations of the Borrower or any such Subsidiary in all material respects; provided, however, that this paragraph shall not apply to any Subsidiary of the Borrower (i) the property or assets of which do not comprise part of the Network or the Collateral, (ii) which is not a party to any of the Project Agreements and (iii) the total Equity of which is less than one hundred thousand Dollars (US$100,000), unless the Governmental Action in question is reasonably likely to have a Material Adverse Effect.


                (2) Any Governmental Approvals material for the construction, operation or maintenance of the Project or the Network shall cease to be in full force and effect. A Governmental Approval shall be deemed to cease to be in full force and effect (x) when an order revoking or terminating said Governmental Approval shall be issued and such order is no longer subject to further administrative and judicial review, or (y) when any Governmental Authority having jurisdiction over any such Governmental Approval shall, prior to the termination thereof, decide not to renew such Governmental Approval and such decision shall not be subject to further administrative or judicial review.

        (m) JUDGMENTS. A final judgment, award, decree, fine or penalty for the payment of money in excess of five million Dollars (US$5,000,000) individually or in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrower or IMPSAT or any of their respective Subsidiaries and the same shall not be discharged (or provision satisfactory to the Administrative Agent shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, and the Borrower, within such thirty (30) day period or such longer period during which the execution of such judgment or judgments shall have been stayed, shall not have appealed therefrom and caused the execution thereof to be stayed during such appeal.

        (n) CURRENCY RESTRICTIONS. Argentina or any Governmental Authority thereof shall impose restrictions on the free transferability of Dollars to or from Argentina or Dollars shall, in the reasonable judgment of the Required Lenders, be unavailable within Argentina at a commercially reasonable rate of exchange, and the Borrower shall not, within ten (10) Business Days after notice from the Administrative Agent, have demonstrated to the satisfaction of the Administrative Agent that such restrictions will not have a Material Adverse Effect on the ability of the Borrower to perform its Obligations or on the availability of Dollars for purposes of paying any amounts required to be paid pursuant to this Agreement or the other Financing Documents.

        (o) IMPSAT GUARANTEE. IMPSAT shall breach any covenant or agreement in the IMPSAT Guarantee.

        (p)     CHANGE IN CONTROL. A Change in Control shall have occurred.

        (q) LEGAL EXISTENCE; TAXES. The Borrower or IMPSAT shall have failed to maintain its legal existence or the Borrower, any Subsidiary thereof or IMPSAT shall have failed to pay taxes as they come due.

        (r) IMPAIRMENT OF COLLATERAL. The Collateral Agent shall fail at any time to have a valid and perfected Lien on, subject to no prior or equal Liens other than Permitted Liens, or any

Security Document shall fail to be provided in respect of, or shall fail to grant the interests required by Section 9 in any material portion of the Collateral.

        (s) MATERIAL ADVERSE CHANGE. A Material Adverse Change shall have occurred.

        (t) CAPITALIZATION. (1) The Borrower shall make any distribution or payment or transfer any property to IMPSAT or any other Person, directly or indirectly, in respect of the IMPSAT Capital Contribution or (2) the resolution of a duly-convened shareholders meeting of the Borrower, in form and content satisfactory to the Administrative Agent, authorizing the Borrower Capital Increase shall not have been duly adopted on or before December 31, 1999, or (3) the Administrative Agent shall not have received the officer's certificate referred to in the final paragraph of Section 8.3(e) within the time period established therein.

        (u) CAPITAL MARKET TRANSACTIONS. IMPSAT shall commence an IMPSAT Capital Markets Transaction, or the Borrower shall commence a Borrower Capital Markets Transaction, in either case on or before December 31, 2002, in an aggregate principal amount of less than two hundred fifty million Dollars (US$250,000,000) without the prior written approval of the Administrative Agent, on behalf of the Required Lenders.


SECTION 10.2.   REMEDIES UPON EVENT OF DEFAULT.

        (a) RIGHTS AND REMEDIES. If any Event of Default (other than the Event of Default referred to in Section 10.1(g)) has occurred and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of the Required Lenders (1) terminate the Commitment, whereupon the obligation of the Lenders to make Loans hereunder shall immediately be terminated and/or (2) declare all of the Loans to be due and payable, whereupon the Loans, together with interest accrued thereon and all other amounts due under this Agreement and the Notes, shall immediately mature and become due and payable, without presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which the Borrower hereby expressly waives; and/or (3) exercise on behalf of itself and the Lenders all other rights and remedies available to it and the Lenders under this Agreement and the other Financing Documents. Upon the occurrence of any Event of Default, the Lenders and the Agents shall have, in addition to any other rights and remedies contained in this Agreement and the other Financing Documents, all of the rights and remedies of a secured party under the laws of Argentina or other Applicable Laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Applicable Law.

        (b) BANKRUPTCY. Upon the occurrence of an Event of Default referred to in Section 10.1(g) of this Agreement:

                (1) the Commitment shall automatically be terminated and the obligation of the Lenders shall immediately terminate;

                (2) the Loans, together with all interest accrued thereon and all other amounts due under this Agreement and the Notes, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which each of the Borrower hereby expressly waives; and

                (3) the Administrative Agent may, or at the request of the Required Lenders shall, exercise (or shall direct the Collateral Agent to exercise) on behalf of itself and the Lenders all other rights and remedies available to it and the Lenders under this Agreement and the other Financing Documents.

        (c) OTHER REMEDIES. In addition to such remedies as are provided for in this Agreement and the other Financing Documents, the Lenders' remedies upon the occurrence and during the continuance of an Event of Default shall include, to the extent permitted by Applicable Law, (1) a right to apply or require the Borrower to apply, for the benefit of the Lenders or a third party selected by the Lenders, for any necessary orders, permits or licenses in connection with the operation or abandonment of the Network, the Telecommunications Business or any part thereof; and (2) a right to have a receiver appointed by a court of competent jurisdiction in order to manage, protect and preserve the Network, the Telecommunications Business and the Collateral and to continue the operation of the Telecommunications Business, and to collect the revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership until the sale or other final disposition of the Collateral.

        (d) ACTIONS. In connection with the foregoing remedies, the Borrower shall take such further actions and execute all such instruments as the Administrative Agent or the Collateral Agent deems necessary. The Borrower agrees that the Administrative Agent or the Collateral Agent may enforce any obligation of the Borrower as set forth in this Agreement by an action for specific performance.

        (e) ADVANCES. The Lenders may (but shall not be obligated to) make advances from their own funds to preserve, protect or obtain any of the Collateral, including amounts to pay Taxes, insurance and the like, and all such advances shall become part of the Obligations and shall be repayable to the Lenders with interest thereon from the date of such advances until paid at the Default Interest Rate.


SECTION 10.3    CUMULATIVE RIGHTS.

        No failure or delay on the part of the Lenders, the Administrative Agent or the Collateral Agent in exercising any right, power, or remedy accruing to them hereunder shall impair any such right, power, or remedy, nor shall such failure or delay in exercising any right, power, or remedy with respect to any particular occurrence of an Event of Default be construed as a waiver of any such right, power, or remedy for any other or future occurrence of an Event of Default, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. To the fullest extent permitted by Applicable Law, all remedies, either under this Agreement or by Applicable Law otherwise afforded the Lenders, shall be cumulative and not alternative.


                    SECTION 11. EXPENSES AND INDEMNIFICATION


SECTION 11.1    EXPENSES.

        The Borrower agrees to pay on demand (a) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment, protocolization and registration of the Financing Documents, including the reasonable fees and expenses of counsel for the Agents with respect thereto, with respect to advising the Agents as to their rights and responsibilities or the perfection, protection or preservation of their and the Lenders' rights or interests under the Financing Documents, with respect to negotiations with the Borrower, IMPSAT or with other creditors of the Borrower or IMPSAT arising out of any Default or any events or circumstances that may give rise to an Event of Default, and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto, and (b) all reasonable costs and expenses of the Agents and the Lenders in connection with the enforcement of the Financing Documents, including in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights (including, without limitation, the reasonable fees and expenses of counsel for each Agent and the Lenders with respect thereto).


SECTION 11.2    INDEMNIFICATION.

        Without regard to whether the Borrower or any other Person has disclosed any fact to Nortel, the Administrative Agent, the Collateral Agent or any Lender, the Borrower hereby agrees to indemnify and hold harmless each of the Agents and Lenders and each of their respective officers, directors, employees, consultants and advisors (collectively, the "INDEMNITEES") from and against any and all actions, suits, claims, damages, demands, judgments, losses, liabilities, costs or expenses whatsoever, including reasonable attorneys' fees, which any Indemnitee may sustain or incur (or which may be claimed against any Indemnitee by any Person whatsoever) to the extent arising by reason of or in connection with:

        (a)     the Loans or the proposed use of the proceeds thereof;

        (b)     the payment or failure to pay the Obligations;

        (c)     the occurrence of an Event of Default;

        (d) the pursuit by either Agent or any Lender of any legal remedy in connection with an Event of Default;

        (e) the entering into any Financing Document by either Agent or any Lender, or enforcing their remedies hereunder or thereunder; or

        (f) any Environmental Law as a result of the past, present or future operations of the Borrower any of its Subsidiaries or IMPSAT (or any predecessor in interest to any such Persons);

provided, however, that, the Borrower shall not be required to indemnify any Indemnitee for any actions, suits, claims, damages, demands, judgments, losses, liabilities, costs or expenses to the extent caused by such Indemnitee's willful misconduct or gross negligence.


                    SECTION 12. ASSIGNMENT AND PARTICIPATION


SECTION 12.1    ASSIGNMENT.

        (a) REQUIREMENTS. Each Lender may assign to one or more Eligible Assignees all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it and the Note or Notes held by it); provided, however, that (1) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of this Agreement, provided, that a Lender may assign all or a portion of its rights and obligations under one Tranche without being required to assign any portion of its rights and obligations, if any, under any other Tranche; (2) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of any Commitment proposed to be assigned (determined as of the date of the Assignment and Assumption Agreement with respect to such assignment) shall in no event be less than one million Dollars (US$1,000,000), and (3) the parties to each such assignment shall execute and deliver an Assignment and Assumption Agreement.

        (b) NOTICE. Promptly following an assignment described in (a) above, the parties to such assignment shall deliver the executed Assignment and Assumption Agreement entered into between the assignor Lender and the assignee to the Administrative Agent for its acknowledgment and recording in the Register together with a non-refundable processing and recordation fee of three thousand five hundred Dollars (US$3,500). The assigning Lender shall also deliver a notice to the Borrower in respect of such assignment (unless such notice has already been given) and the assignee shall furnish the Administrative Agent with a completed administrative details questionnaire.

        (c) RECORDING. Upon its receipt of an Assignment and Assumption Agreement executed by the assignor Lender and the assignee, the Administrative Agent shall promptly acknowledge such Assignment and Assumption Agreement and record the information contained therein in the Register in accordance with the provisions of Section 2.3(d) and give notice of such acknowledgment and recordation to the Lenders and the Borrower. Any assignment of any

Loan or Note hereunder shall become effective on the day when the relevant Assignment and Assumption Agreement is recorded by the Administrative Agent in the Register.

        (d) EXCHANGE OF NOTES. Concurrently with the delivery of an Assignment and Assumption Agreement to the Administrative Agent pursuant to (c) above, or as soon thereafter as practicable, the assignor Lender shall surrender the Note evidencing the Loan being assigned thereunder for cancellation against delivery to the assignor Lender and/or the assignee of one or more new Notes executed by the Borrower in the same aggregate principal amount.

        (e) RELEASE. From and after the date on which an Assignment and Assumption Agreement is effective and solely to the extent of such assignment, the assignor Lender shall be released of its commitments and obligations under this Agreement and the assignee shall thereupon become a Party and shall have the same rights and interest and assume the same obligations and liabilities as having been assigned to it by the assignor Lender.


SECTION 12.2    PARTICIPATION.

        Any Lender may sell participations to any Person in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans owing to it and the Note or Notes held by it), provided, however, that (a) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged, (b) such Lender shall remain solely responsible to the other Parties for the performance of such obligations, (c) such Lender shall remain the holder of any such Note for all purposes of this Agreement, and (d) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement.


                     SECTION 13. OPTION TO REVISE STRUCTURE.


SECTION 13.1    OPTION TO REVISE.

        Subject to Applicable Law, at any time after January 1, 2000 (but excluding the six (6) month period ending on July 31, 2003) the Administrative Agent on behalf of the Required Lenders shall have the right, upon giving not less than sixty (60) days' prior written notice to the Borrower, to cause the structure of the Commitment Amount and the Loans to be revised to facilitate access to all financial markets, including banks, insurance companies, investment companies, other financial institutions or governmental agencies, to sell or refinance the Commitment Amount and/or Loans, including by requiring all or a portion of the Loans and Commitment Amount to be replaced by a public offering or private placement of debt securities of IMPSAT ("REPLACEMENT NOTES") in an aggregate principal amount of not less than two hundred fifty million Dollars (US$250,000,000) for the purpose of the Prepayment of outstanding Loans and the reduction of the Commitment Amount, concurrently with the prepayment of loans and reduction of commitments under the Nortel Brazil Financing

Agreement and the Lucent Financing Agreements (all such financing agreements and this Agreement, collectively, the "FINANCING AGREEMENTS"); provided, that any such revisions and/or replacement shall neither decrease the economic benefit or the term of the Loans or the Commitment to IMPSAT and the Borrower nor have an "all-in" financing cost to IMPSAT in excess of thirteen and three quarters percent (13.75%) per annum. The Lenders and the Borrower shall cooperate with respect to the determination of the optimal timing for such revisions or replacement, including for issuance of the Replacement Notes and any other issuance of debt securities by the Borrower or IMPSAT. Upon receipt of such notice from the Administrative Agent, the Borrower shall cooperate with the Placement Agent and Nortel as set forth in Section 16.12 and otherwise provide, on a best efforts basis, such assistance as is customarily and reasonably required or desirable to be provided by an issuer to enable the successful placement of Replacement Notes, under the terms and subject to the conditions set forth in Sections 13.2 and 13.3 and such other terms and conditions as may be agreed upon between the Borrower and the Lenders from time to time.


SECTION 13.2    TRANSACTION COSTS.

        All costs and expenses incurred in connection with the issuance of Replacement Notes, including underwriting fees, commissions and the Borrower's and IMPSAT's out-of-pocket costs associated with the issuance of the Replacement Notes (including, without limitation, the reasonable fees and expenses of its auditors and counsel) (collectively, "TRANSACTION COSTS"), shall be borne by the lenders under the Financing Agreements, pro rata according to the proportion which the sum of the respective lender's loans prepaid and/or commitments reduced pursuant to Section 13.4 bears to the aggregate amount of all loans prepaid and commitments reduced under the Financing Agreements, provided, however, that if the Net Proceeds of the Replacement Notes exceed the aggregate total of all loans outstanding and commitment amounts under the Financing Agreements, the Borrower and IMPSAT, jointly and severally, shall bear a percentage of the Transaction Costs equal to the percentage which the amount of the excess bears to the total amount of such Net Proceeds; and provided further, that the Parties shall seek to structure the transaction to minimize tax costs. Notwithstanding any other provision herein to the contrary, if a transaction under this Section 13 is cancelled by IMPSAT, the Borrower and IMPSAT jointly and severally shall be responsible for any fee payable to any underwriter or other financial intermediary as a result of such cancellation.


SECTION 13.3    TERMS OF REPLACEMENT NOTES.

        The Replacement Notes shall be on terms approved by Nortel and consistent with market practice in the relevant debt securities market. To the extent political risk insurance is required by and consistent with relevant market practice, all costs of such insurance shall be borne by the Borrower. To the extent the rate of withholding tax applicable to Replacement Notes is consistent with relevant market practice, the full rate of withholding tax shall be borne by the Borrower.

SECTION 13.4    APPLICATION OF PROCEEDS.

        (a) An amount equal to 37.5% of the Net Proceeds of the Replacement Notes shall be applied as follows:

                (1) first, to the Prepayment of the Loans outstanding as of the date of IMPSAT's receipt of such Net Proceeds and the prepayment of the loans outstanding as of such date under the Nortel Brazil Financing Agreement, pro rata according to the proportion which each such loan bears to the aggregate total of loans outstanding as of such date under this Agreement and the Nortel Brazil Financing Agreement;

                (2) the remaining balance, if any, to the reduction of the Commitment Amount as of the date of IMPSAT's receipt of such Net Proceeds and the reduction of the commitment amount as of such date under the Nortel Brazil Financing Agreement, pro rata according to the proportion which the commitment amount as of such date under each agreement bears to the total commitment amounts as of such date under this Agreement and the Nortel Brazil Financing Agreement;

        (b) The remaining balance of such Net Proceeds shall be applied as follows:

                (1) first, to the prepayment of the loans outstanding under the Financing Agreements as of the date of IMPSAT's receipt of such Net Proceeds, pro rata according to the proportion which the sum of the outstanding loans and commitment amount under each agreement as of such date bears to the aggregate total of all loans outstanding and commitment amounts under the Financing Agreements as of such date;

                (2) the remaining balance, if any, to the reduction of the commitment amounts under the Financing Agreements as of the date of IMPSAT's receipt of such Net Proceeds, pro rata according to the proportion which the sum of the outstanding loans and commitment amount under each agreement as of such date bears to the aggregate total of all loans and commitment amounts under the Financing Agreements as of such date.


SECTION 13.5    TERMINATION OF OPTION.

        The right of the Administrative Agent provided in Section 13.1 shall terminate upon the completion of the issuance of Replacement Notes and the application of the Net Proceeds thereof in accordance with Section 13.4.

                   SECTION 14. GOVERNING LAW AND JURISDICTION


SECTION 14.1    GOVERNING LAW.

        This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York (not including such state's conflict of laws provisions).


SECTION 14.2    WAIVER OF JURY TRIAL.

        Each of the Lenders, the Agents and the Borrower hereby knowingly, voluntarily, and intentionally waives any right it may have to a trial by jury of any claim, demand, or cause of action under, or in connection with, this Agreement, the Notes or any other financing document. This provision is a material inducement for the Lenders to enter into this Agreement and the other financing documents.


SECTION 14.3    JURISDICTION; VENUE FOR SUIT.

        Each of the Borrower, the Lenders and the Agents hereby expressly and irrevocably (a) waives all right to object to jurisdiction or execution in any legal action or proceeding relating to this Agreement, the Notes, or any other Financing Document which such Person may now or hereafter have by reason of such Person's domicile or by reason of any subsequent or other domicile and hereby irrevocably consents that any legal action, suit, or proceeding arising out of, or relating to, any of the Financing Documents and any other document or instrument required to be executed in relation thereto may be instituted in or removed to the United States District Court of the Southern District of New York and the courts of the State of New York sitting in New York, Borough of Manhattan; (b) submits to and accepts and consents with regard to any such action or proceeding for itself and in respect of its properties and assets, generally and unconditionally, the non-exclusive jurisdiction of any such court; and (c) waives any objection it may now or hereafter have to the laying of the venue of any such action, suit, or proceeding, and further waives any claim that any such action, suit, or proceeding brought in any of the aforesaid courts has been brought in any inconvenient forum.


SECTION 14.4    WAIVER OF IMMUNITY.

        To the extent that the Borrower or any of its Subsidiaries or any of their respective assets has, or hereafter may acquire, any right to immunity from suit, set-off, legal proceedings generally, attachment prior to judgment, attachment in aid of execution, or other attachment or execution of judgment on the grounds of sovereignty or otherwise, the Borrower for itself, and its Subsidiaries hereby irrevocably waives such rights to immunity in respect of Obligations. In addition, the Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the right to demand that either Agent or any Lender post a performance bond or guarantee (excepcion de arraigo) in any action or proceeding against the Borrower or its property in Argentina.

SECTION 14.5    PROCESS AGENT.

        The Borrower has appointed CT Corporation System with offices at 111 Eighth Avenue, New York, New York 10011 and its successors as the Borrower's designee, appointee, and agent to receive, accept and acknowledge, for and on behalf of the Borrower, service of any and all legal process, summons, notices and documents which may be served in such action, suit or proceeding relating to this Agreement or the Notes or any other Financing Document in the case of the courts of the United States District Court of the Southern District of New York or of the courts of the State of New York sitting in New York, Borough of Manhattan, which service may be made on any such designee, appointee, and agent in accordance with legal procedures prescribed for such courts. So long as the Borrower has any Obligations, the Borrower agrees to take any and all action necessary to continue such designation in full force and effect and should such designee, appointee, and agent become unavailable for this purpose for any reason not attributable to the Borrower, the Borrower shall forthwith grant a similar special irrevocable power of attorney to a new designee, appointee, and agent with offices in New York, New York, which shall irrevocably agree to act as such, with the powers and for purposes specified in this Section 14.5. The Borrower further irrevocably consents and agrees to service of any and all legal process, summons, notices, and documents out of any of the aforesaid courts in any such action, suit or proceeding relating to this Agreement, the Notes, or any other Financing Document delivered to the Borrower in accordance with this
Section 14.5 or to its then designee, appointee, or agent for service. If service is made upon such designee, appointee, and agent, a copy of such process, summons, notice or document shall also be provided to the Borrower, by registered or certified mail, or overnight express air courier, provided that failure to provide such copy to the Borrower shall not impair or affect in any way the validity of such service or any judgment rendered in such action or proceedings. The Borrower agrees that service upon the Borrower or any such designee, appointee, and agent as provided for in this Section 14.5 shall constitute valid and effective personal service upon the Borrower with respect to matters contemplated in this Section 14.5 and that the failure of any such designee, appointee, and agent to give any notice of such service to the Borrower shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall limit or be construed to limit the rights of the Lenders to commence proceedings against the Borrower in any other venue where assets of the Borrower may be found.


SECTION 14.6    LEGAL PROCESS IN OTHER JURISDICTIONS.

        Nothing in Section 14.3 or in Section 14.5 shall affect the right of any Lender or Agent to serve legal process in any other manner permitted by law or affect the right of any Lender or the Administrative Agent to bring any action or proceeding against the Borrower or its property in the courts of other competent jurisdictions, including, without limitation, the courts sitting in the City of Buenos Aires, Argentina.

                             SECTION 15. THE AGENTS


SECTION 15.1.   AUTHORIZATION AND ACTION.

        The Lenders hereby appoint and authorize the Administrative Agent and the Collateral Agent to exercise such powers and discretion under this Agreement and the other Financing Documents, as are delegated to them, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for in the Financing Documents (including, without limitation, enforcement or collection of the Notes), neither Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders; provided, however, that neither Agent shall be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. Each Agent hereunder agrees to give to the Lenders prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.


SECTION 15.2    AGENT'S RELIANCE.

        Neither Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Financing Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agents: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Assumption Agreement entered into by the payee of such Note, as assignor, and an assignee;
(b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) make no warranty or representation to the Lenders and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien created or purported to be created under or in connection with, this Agreement or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by facsimile, electronic mail or telex) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 15.3    LENDER CREDIT DECISION.

        Each Lender acknowledges that it has, independently and without reliance upon either Agent and based on the financial statements referred to in Section
7.7 of this Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.


SECTION 15.4    LENDER INDEMNIFICATION.

        The Lenders agree to indemnify each Agent ratably according to the respective principal amount of the Notes then held by the Lenders (or if no Notes are at the time outstanding or if any Notes are held by Persons that are not the Lenders, ratably according to the respective amounts of the Commitment) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement (to the extent not promptly reimbursed by the Borrower); provided, however, that the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, the Lenders agree to reimburse each Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Sections
11.1 and 11.2, to the extent that such Agent is not promptly reimbursed for such costs and expenses by the Borrower.


SECTION 15.5    SUCCESSOR AGENTS.

        Either Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least one hundred million Dollars (US$100,000,000). Upon the acceptance of any appointment as an Agent hereunder by a successor Agent and, in the case of a successor Collateral Agent, upon the execution and filing or recording of such instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the security interests granted or purported to be granted under the Security

Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as an Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.


                         SECTION 16. GENERAL PROVISIONS


SECTION 16.1    NOTICES.

        All communications and notices provided for hereunder shall be in writing and shall be personally delivered, mailed by postage prepaid registered mail (airmail if international), return receipt requested, or telefaxed (with a confirmation copy by postage prepaid registered mail, return receipt requested):

        If to the Borrower:         IMPSAT S.A.
                                    Alferez Pareja 256
                                    (1107) Buenos Aires, Argentina
                                    Attention: President
                                    Fax No.:   54 11 4307 1525

        If to IMPSAT:               IMPSAT Fiber Networks, Inc.
                                    c/o IMPSAT USA, Inc.
                                    2040 North Dixie Highway
                                    Wilton Manors, Florida  33305
                                    Attention: President
                                    Fax No.:   (954) 779-3766

        If to the Lenders:          Nortel  Networks Limited
                                    c/o Nortel (CALA) Inc.
                                    1500 Concord Terrace
                                    Sunrise, FL 33323-2815
                                    Attention: Vice President and General Counsel
                                    Fax No.    (954) 851-8900

        With a copy to:             Baker & McKenzie
                                    805 Third Avenue
                                    New York, NY 10022
                                    Attention:     Thomas W. Studwell, Esq.
                                    Fax No.:   (212) 891-3521

                                    Sirti Argentina S.A.
                                    Hipolito Yrigoyen 4848 - Florida - P.B.A. (1602)
                                    Florida, Pcia. de Buenos Aires

                                    Argentina
                                    Attention: President
                                    Fax No.:   5411 4730-8817

        If to the Administrative    Nortel Networks Limited
             Agent:                 c/o Nortel (CALA) Inc.
                                    1500 Concord Terrace
                                    Sunrise, FL 33323-2815
                                    Attention: Vice President and General Counsel
                                    Fax No.    (954) 851-8900

        If to the Collateral        Bankers Trust Company
             Agent:                 Four Albany Street
                                    New York, NY  10006
                                    Attention: Corporate Trust and Agency Services
                                    Fax No.    (212) 669-0772

Except as otherwise specified herein, all notices shall be deemed duly given on the date of actual receipt.


SECTION 16.2    SEVERABILITY OF PROVISIONS.

        If any one or more of the provisions contained in this Agreement or any documents executed in connection herewith shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.


SECTION 16.3    BINDING EFFECT; SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and shall inure to the benefit of each Party and its respective successors and assigns, provided that the Borrower shall not assign or transfer any of its rights or Obligations hereunder except with the prior written consent of the Administrative Agent and each Lender.


SECTION 16.4    AMENDMENT; WAIVER.


        (a) GENERAL. Neither this Agreement nor any Financing Document may be amended, waived, discharged, or terminated unless such change, waiver, discharge, or termination is in writing signed by the Required Lenders, the Administrative Agent or the Collateral Agent, as applicable, and the Borrower, provided, however, that no such change, waiver, discharge or termination shall, without the consent of each Lender affected thereby, (a) extend the final maturity of any Loan or Note, or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount hereof, or increase the Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default other than a payment default shall not constitute a change in the terms of any Commitment of any Lender), (b) release any of the Collateral except as shall otherwise be provided in any of the Financing Documents, (c) amend, modify or waive any provision of this Section 16.4 or Sections 3, 4, 5, 11, 12, 15.4 and 16.6, (d) reduce the percentages specified in the definition of Required Lenders, or (e) consent to the assignment of any of the rights and Obligations of the Borrower under this Agreement or any Collateral Agreements. The failure of any party to enforce at any time any provision hereof or under any of the Notes or Security Documents shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce any such provision or any other provision hereof or thereof.


        (b) DIRECTED CHANGES. In the event that, under the Turnkey Contract, the Aggregate Price is increased as a result of Directed Changes (as those terms are defined in the Turnkey Contract), the Parties shall negotiate in good faith an amendment to this Agreement to increase the Commitment Amount accordingly.


SECTION 16.5    ENTIRE AGREEMENT.

        This Agreement and the other Financing Documents constitute the entire agreement and understanding of the Parties with respect to the subject matter hereof, and supersede all prior agreements, discussions, and understandings between the Lenders and the Borrower with respect to the subject matter hereof.


SECTION 16.6    RIGHT OF SET-OFF.

        The Borrower's Obligations shall be paid in full in accordance with their respective terms, and may not be offset against any obligations that Nortel, any Lender, or any of their respective Affiliates may owe to the Borrower under any other agreement, including (without limitation) any of the Nortel Contracts. Each of the Lenders shall, to the fullest extent permitted by Applicable Law, have the right to apply any and all amounts on deposit or on account (general or special, time or demand, matured or unmatured, in whatever currency) with it or with any of its branches, Subsidiaries, or Affiliates in reduction of past due Obligations (whether such Obligations became due at scheduled maturity, by acceleration or otherwise) of the Borrower hereunder.


SECTION 16.7    FURTHER ASSURANCES.

        The Borrower agrees upon the reasonable request of any Agent or Lender promptly to take such actions as are necessary to carry out the intent of this Agreement and the other Financing Documents.

SECTION 16.8    TERM OF AGREEMENT; SURVIVAL.

        Each agreement, representation, warranty, and covenant contained in this Agreement shall survive any investigation made at any time by or on behalf of the Lenders, and shall survive the Commitment Termination Date. This Agreement shall continue to be in full force and effect and binding upon the Parties until all of the Borrower's Obligations have been fully and indefeasibly paid and performed, whereupon this Agreement shall terminate. Notwithstanding the foregoing, all the indemnification provisions in this Agreement shall survive and all other provisions which by their terms survive termination shall so survive.


SECTION 16.9    HEADINGS.

        The various headings in this Agreement are intended for convenience only, and shall not affect the meaning or interpretation of this Agreement.


SECTION 16.10   COUNTERPARTS.

        This Agreement may be executed in any number of counterparts (including facsimile transmissions thereof), each of which when so executed shall be an original but all of which together shall constitute one instrument.


SECTION 16.11   CONFIDENTIALITY.

        Each of the Parties hereby agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, directors, officers, employees and professional advisors, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of and will agree to be bound by this confidentiality provision), (b) to the extent requested by any regulatory authority, (c) to the extent required by Applicable Law including in connection with a public offering of equity or debt securities of the Borrower or IMPSAT or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to the execution and delivery of an agreement containing provisions substantially the same as those of this Section 16.11, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (g) with the consent of the other Parties, or (h) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 16.11 or (2) becomes available to such party on a non-confidential basis from a source other than the other Parties.

        For the purposes of this Section 16.11, "INFORMATION" means all information received from any of the Parties relating to any of the Lenders, Lucent Argentina or their respective businesses, other than any such information that is available to the Parties on a non-confidential basis prior to disclosure by any Party. Any Person required to maintain the confidentiality of Information as provided in this Section 16.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential Information.


SECTION 16.12   COOPERATION.

        The Borrower will cooperate (i) with Nortel, the Administrative Agent, if applicable, and the lead agents for syndication (such lead agents and the Administrative Agent being referred to collectively as the "SYNDICATION AGENTS") in the syndication of the Loans and Commitments undertaken by the Syndication Agents, and (ii) with Nortel and any underwriter or placement agent for the placement or distribution of the Replacement Notes ("PLACEMENT AGENT") by: (a) upon reasonable notice making senior officers of the Borrower available for a meeting with prospective assignees and the Syndication Agents, the Placement Agent and their respective consultants; and (b) providing such other assistance as may be reasonably requested by the Syndication Agents and the Placement Agent, such as responding to questions from prospective assignees with respect to the operations, business plans, results and other matters relating to the Borrower, its Affiliates and IMPSAT.



IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.



BORROWER:

IMPSAT S.A.

By:     ___________________________

Name:   ___________________________

Its:    ___________________________

LENDERS:

NORTEL NETWORKS LIMITED

By:     ___________________________

Name:   ___________________________

Its:    ___________________________



SIRTI ARGENTINA, S.A.

By:     ___________________________

Name:   ___________________________

Its:    ___________________________



ADMINISTRATIVE AGENT:

NORTEL NETWORKS LIMITED

By:     ___________________________

Name:   ___________________________

Its:    ___________________________



COLLATERAL AGENT:

BANKERS TRUST COMPANY
Not in its individual capacity but solely as Collateral Agent

By:     ___________________________

Name:   ___________________________

Its:    ___________________________

                                TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----

SECTION 1. DEFINITIONS.......................................................................2
-----------------------

    SECTION 1.1    DEFINED TERMS.............................................................2
    -----------    --------------
    SECTION 1.2    OTHER DEFINITIONS........................................................24
    -----------    ------------------
    SECTION 1.3    INTERPRETATION...........................................................25
    -----------    ---------------
    SECTION 1.4    ACCOUNTING PRINCIPLES AND TERMS..........................................26
    -----------    --------------------------------

SECTION 2.  THE CREDIT FACILITY.............................................................26
-------------------------------

    SECTION 2.1    LOANS....................................................................26
    -----------    ------
    SECTION 2.2    USE OF PROCEEDS..........................................................27
    -----------    ----------------
    SECTION 2.3    PROCEDURE FOR BORROWING; DISBURSEMENTS...................................27
    -----------    ---------------------------------------
    SECTION 2.4    NOTES....................................................................29
    ------------   ------
    SECTION 2.5    VOLUNTARY TERMINATION OR REDUCTION OF THE COMMITMENT AMOUNT..............30
    -----------    ------------------------------------------------------------
    SECTION 2.6    LOANS MADE AT REQUEST OF LENDERS.........................................30
    -----------    ---------------------------------

SECTION 3.  PAYMENT OF PRINCIPAL, INTEREST AND FEES.........................................31
----------------------------------------------------

    SECTION 3.1    REPAYMENT OF PRINCIPAL...................................................31
    ------------   -----------------------
    SECTION 3.2    PREPAYMENTS..............................................................31
    -----------    ------------
    SECTION 3.3    INTEREST.................................................................34
    -----------    ---------
    SECTION 3.4    FEES.....................................................................35
    -----------    -----
    SECTION 3.5    NATURE OF PAYMENTS.......................................................36
    ------------   -------------------
    SECTION 3.6    PAYMENT PROCEDURES.......................................................36
    ------------   -------------------
    SECTION 3.7    ADMINISTRATIVE AGENT'S DETERMINATION.....................................36
    -----------    -------------------------------------
    SECTION 3.8    PAYMENTS PRO RATA........................................................36
    -----------    ------------------

SECTION 4.  PAYMENT IN DOLLARS; EVENT OF SOVEREIGN RISK.....................................37
-------------------------------------------------------

    SECTION 4.1    OBLIGATION TO PAY IN DOLLARS; JUDGMENT CURRENCY..........................37
    -----------    ------------------------------------------------
    SECTION 4.2    EVENT OF SOVEREIGN RISK..................................................38
    -----------    ------------------------

SECTION 5.  FUNDING AND YIELD PROTECTION....................................................39
----------------------------------------

    SECTION 5.1    TAXES....................................................................39
    -----------    ------
    SECTION 5.2    FUNDING BREAKAGE COSTS...................................................41
    -----------    -----------------------
    SECTION 5.3    ILLEGALITY...............................................................41
    -----------    -----------
    SECTION 5.4    INCREASED COSTS AND YIELD PROTECTION.....................................42
    -----------    -------------------------------------

SECTION 6.  DELIVERIES; CONDITIONS PRECEDENT................................................43
--------------------------------------------

    SECTION 6.1    CONCURRENT DELIVERIES....................................................43
    -----------    ----------------------
    SECTION 6.2    CONDITIONS PRECEDENT TO INITIAL DISBURSEMENT; CLOSING....................43
    -----------    ------------------------------------------------------
    SECTION 6.3    CONDITIONS PRECEDENT TO ALL DISBURSEMENTS................................45
    -----------    ------------------------------------------
    SECTION 6.4    ENGLISH TRANSLATIONS.....................................................46
    -----------    ---------------------
    SECTION 6.5    TERMINATION BY THE LENDERS...............................................46
    -----------    ---------------------------

                                TABLE OF CONTENTS

                                    (CONT'D)

                                                                                         PAGE
                                                                                         ----
SECTION 7.  REPRESENTATIONS AND WARRANTIES..................................................47
-------------------------------------------

    SECTION 7.1    CORPORATE STATUS.........................................................47
    -----------    -----------------
    SECTION 7.2    CORPORATE POWER..........................................................47
    -----------    ----------------
    SECTION 7.3    GOVERNMENTAL APPROVALS...................................................48
    -----------    -----------------------
    SECTION 7.4    NO VIOLATION.............................................................48
    -----------    -------------
    SECTION 7.5    PROCEEDINGS..............................................................49
    -----------    ------------
    SECTION 7.6    TAXES....................................................................49
    -----------    ------
    SECTION 7.7    FINANCIAL STATEMENTS.....................................................49
    -----------    ---------------------
    SECTION 7.8    THE PROJECT..............................................................50
    -----------    ------------
    SECTION 7.9    ENVIRONMENTAL MATTERS....................................................50
    -----------    ----------------------
    SECTION 7.10   TRANSACTIONS WITH AFFILIATES.............................................51
    ------------   -----------------------------
    SECTION 7.11   INDEBTEDNESS.............................................................51
    ------------   -------------
    SECTION 7.12   PROPERTIES...............................................................51
    ------------   -----------
    SECTION 7.13   INTELLECTUAL PROPERTY....................................................52
    ------------   ----------------------
    SECTION 7.14   BOOKS AND RECORDS........................................................52
    ------------   ------------------
    SECTION 7.15   THE LICENSES.............................................................52
    ------------   -------------
    SECTION 7.16   NO MATERIAL ADVERSE CHANGE...............................................52
    ------------   ---------------------------
    SECTION 7.17   INSURANCE................................................................52
    ------------   ----------
    SECTION 7.18   COLLATERAL...............................................................53
    ------------   -----------
    SECTION 7.19   INVESTMENT COMPANY ACT...................................................53
    ------------   -----------------------
    SECTION 7.20   IMMUNITY.................................................................53
    ------------   ---------
    SECTION 7.21   TRUE AND COMPLETE DISCLOSURE.............................................53
    ------------   -----------------------------

SECTION 8.  COVENANTS.......................................................................53
----------------------

    SECTION 8.1    AFFIRMATIVE COVENANTS....................................................53
    -----------    ----------------------
    SECTION 8.2    NEGATIVE COVENANTS.......................................................61
    -----------    -------------------
    SECTION 8.3    FINANCIAL COVENANTS......................................................64
    -----------    --------------------
    SECTION 8.4    OPERATIONAL COVENANT.....................................................67
    -----------    ---------------------

SECTION 9.  SECURITY........................................................................68
--------------------

    SECTION 9.1    GRANT OF SECURITY INTEREST...............................................68
    -----------    ---------------------------
    SECTION 9.2    ESCROW ACCOUNTS..........................................................68
    -----------    ----------------
    SECTION 9.3    RELEASE OF COLLATERAL....................................................69
    -----------    ----------------------

SECTION 10.  EVENTS OF DEFAULT..............................................................69
------------------------------

    SECTION 10.1   EVENTS OF DEFAULT........................................................69
    ------------   ------------------
    SECTION 10.2.  REMEDIES UPON EVENT OF DEFAULT...........................................74
    -------------  -------------------------------
    SECTION 10.3   CUMULATIVE RIGHTS........................................................75
    ------------   ------------------

SECTION 11.  EXPENSES AND INDEMNIFICATION...................................................76
-----------------------------------------

                                TABLE OF CONTENTS

                                    (CONT'D)

                                                                                         PAGE
                                                                                         ----
    SECTION 11.1   EXPENSES.................................................................76
    ------------   ---------
    SECTION 11.2   INDEMNIFICATION..........................................................76
    ------------   ----------------

SECTION 12.  ASSIGNMENT AND PARTICIPATION...................................................77
-----------------------------------------

    SECTION 12.1   ASSIGNMENT...............................................................77
    ------------   -----------
    SECTION 12.2   PARTICIPATION............................................................78
    ------------   --------------

SECTION 13.  OPTION TO REVISE STRUCTURE.....................................................78
----------------------------------------

    SECTION 13.1   OPTION TO REVISE.........................................................78
    ------------   -----------------
    SECTION 13.2   TRANSACTION COSTS........................................................79
    ------------   ------------------
    SECTION 13.3   TERMS OF REPLACEMENT NOTES...............................................79
    ------------   ---------------------------
    SECTION 13.4   APPLICATION OF PROCEEDS..................................................80
    ------------   ------------------------
    SECTION 13.5   TERMINATION OF OPTION....................................................80
    ------------   ----------------------

SECTION 14.  GOVERNING LAW AND JURISDICTION.................................................81
-------------------------------------------

    SECTION 14.1   GOVERNING LAW............................................................81
    ------------   --------------
    SECTION 14.2   WAIVER OF JURY TRIAL.....................................................81
    ------------   ---------------------
    SECTION 14.3   JURISDICTION; VENUE FOR SUIT.............................................81
    ------------   -----------------------------
    SECTION 14.4   WAIVER OF IMMUNITY.......................................................81
    ------------   -------------------
    SECTION 14.5   PROCESS AGENT............................................................82
    ------------   --------------
    SECTION 14.6   LEGAL PROCESS IN OTHER JURISDICTIONS.....................................82
    ------------   -------------------------------------

SECTION 15.  THE AGENTS.....................................................................83
-----------------------

    SECTION 15.1.  AUTHORIZATION AND ACTION.................................................83
    ----------------------------------------
    SECTION 15.2   AGENT'S RELIANCE.........................................................83
    ------------   -----------------
    SECTION 15.3   LENDER CREDIT DECISION...................................................84
    ------------   -----------------------
    SECTION 15.4   LENDER INDEMNIFICATION...................................................84
    ------------   -----------------------
    SECTION 15.5   SUCCESSOR AGENTS.........................................................84
    ------------   -----------------

SECTION 16.  GENERAL PROVISIONS.............................................................85
-------------------------------

    SECTION 16.1   NOTICES..................................................................85
    ------------   --------
    SECTION 16.2   SEVERABILITY OF PROVISIONS...............................................86
    ------------   ---------------------------
    SECTION 16.3   BINDING EFFECT; SUCCESSORS AND ASSIGNS...................................86
    ------------   ---------------------------------------
    SECTION 16.4   AMENDMENT; WAIVER........................................................86
    ------------   ------------------
    SECTION 16.5   ENTIRE AGREEMENT.........................................................87
    ------------   -----------------
    SECTION 16.6   RIGHT OF SET-OFF.........................................................87
    ------------   -----------------
    SECTION 16.7   FURTHER ASSURANCES.......................................................87
    ------------   -------------------
    SECTION 16.8   TERM OF AGREEMENT; SURVIVAL..............................................88
    ------------   ----------------------------
    SECTION 16.9   HEADINGS.................................................................88
    ------------   ---------
    SECTION 16.10  COUNTERPARTS.............................................................88
    -------------  -------------

                                TABLE OF CONTENTS

                                    (CONT'D)

                                                                                         PAGE
                                                                                         ----
    SECTION 16.11  CONFIDENTIALITY..........................................................88
    -------------  ----------------
    SECTION 16.12  COOPERATION..............................................................89
    -------------  ------------

                                TABLE OF CONTENTS

                                    (CONT'D)

SCHEDULES
---------

7.1            SUBSIDIARIES
7.5            PROCEEDINGS
7.10           TRANSACTIONS WITH AFFILIATES
7.11           INDEBTEDNESS
7.12           EXISTING LIENS
7.13           INTELLECTUAL PROPERTY
7.15           LICENSES
7.16           MATERIAL ADVERSE CHANGE

EXHIBITS
--------

A              FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
B              FORM OF DISBURSEMENT REQUEST
C              IMPSAT GUARANTEE
D              FORM OF NOTE
E              FORM OF NOTICE OF CONSOLIDATION
F              LIST OF PROJECT AGREEMENTS